                                                              September 30, 1998

[GRAPHIC APPEARS HERE]
                                                                Evergreen Select


                               Fixed Income Funds


                                                                   Annual Report


                                      [LOGO OF EVERGREEN FUNDS(SM) APPEARS HERE]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders ...................................................    1

Evergreen Select Adjustable Rate Fund
   Fund at a Glance ......................................................    2
   Portfolio Manager Commentary ..........................................    3

Evergreen Select Core Bond Fund
   Fund at a Glance ......................................................    5
   Portfolio Manager Commentary ..........................................    6

Evergreen Select Fixed Income Fund
   Fund at a Glance ......................................................    8
   Portfolio Manager Commentary ..........................................    9

Evergreen Select Income Plus Fund
   Fund at a Glance ......................................................   11
   Portfolio Manager Commentary ..........................................   12

Evergreen Select Intermediate
Tax Exempt Bond Fund
   Fund at a Glance ......................................................   14
   Portfolio Manager Commentary ..........................................   15

Evergreen Select International
Bond Fund
   Fund at a Glance ......................................................   17
   Portfolio Manager Commentary ..........................................   18

Evergreen Select Limited Duration Fund
   Fund at a Glance ......................................................   20
   Portfolio Manager Commentary ..........................................   21

Evergreen Select Total Return Bond Fund
   Fund at a Glance ......................................................   23
   Portfolio Manager Commentary ..........................................   24

Financial Highlights
   Evergreen Select Adjustable Rate Fund..................................   26
   Evergreen Select Core Bond Fund........................................   28
   Evergreen Select Fixed Income Fund.....................................   29
   Evergreen Select Income Plus Fund......................................   30
   Evergreen Select Intermediate
     Tax Exempt Bond Fund.................................................   31
   Evergreen Select International
     Bond Fund ...........................................................   32
   Evergreen Select Limited Duration Fund.................................   33
   Evergreen Select
     Total Return Bond Fund...............................................   34

Schedules of Investments
   Evergreen Select Adjustable Rate Fund..................................   35
   Evergreen Select Core Bond Fund........................................   37
   Evergreen Select Fixed Income Fund.....................................   39
   Evergreen Select Income Plus Fund......................................   44
   Evergreen Select Intermediate
     Tax Exempt Bond Fund.................................................   49
   Evergreen Select International
     Bond Fund ...........................................................   55
   Evergreen Select Limited Duration Fund.................................   57
   Evergreen Select
     Total Return Bond Fund...............................................   59

Statements of Assets and
Liabilities ..............................................................   62

Statements of Operations .................................................   63

Statements of Changes in
Net Assets ...............................................................   65

Combined Notes to Financial
Statements ...............................................................   67

Independent Auditors' Report .............................................   77

Report of Independent Accountants.........................................   78

Additional Information (Unaudited)........................................   79


--------------------------------------------------------------------------------
                                 EVERGREEN FUNDS
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


Mutual Funds:  ARE NOT FDIC INSURED     May lose value . Are not bank guaranteed


                           Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                 November 1998


Dear Shareholders:

We are pleased to provide you the Evergreen Select Fixed Income Funds annual report covering the fiscal year ended September 30, 1998.

Market Volatility

[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]
WILLIAM M. ENNIS

[PHOTO OF DAVID C. FRANCIS APPEARS HERE]
DAVID C. FRANCIS

The financial markets have certainly experienced volatility in the past few months. The Dow Jones Industrial Average peaked in mid-July, when prices were at historic highs relative to benchmarks such as corporate profit and dividends. A few weeks later, the markets began a downward turn tipped off by the debt troubles in Russia and general loss of confidence in emerging markets. Investors began a "flight to quality" by seeking safety in U.S. Treasuries, pushing long-term Treasury bonds' yields to record low levels.

While we anticipate continued volatility throughout the world markets, we want to emphasize the strong fundamentals of the U.S. economy: low unemployment, low inflation, low interest rates, relatively high levels of consumer confidence and business optimism, responsible fiscal policy and a moderately growing economy. The Federal Reserve has started the necessary steps to sustain the economic momentum by its recent rate cuts. The U.S. Treasury market continues to be the global safe haven and our Evergreen Select Fixed Income Funds offer various strategies to keep your portfolio diversified and invested in the fixed income sector which has enjoyed increasing growth.

Year 2000/1/

The year 2000 is nearly upon us, and unlike some we are looking forward to it. We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. We believe that for Evergreen shareholders, the transition into the next millennium should be seamless, with virtually no impact on the products and services you receive from us.

Cost Savings

In an effort to achieve efficiencies and cost savings, we are combining your funds' required mailings so you only receive one per household, based on the registration last name and exact address/2/. This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds



/s/ David C. Francis

David C. Francis, C.F.A.
Managing Director
Chief Investment Officer
First Capital Group

Good News!

Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.

/1/  The information above constitutes Year 2000 readiness disclosure.

/2/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------


                                   Philosophy

Evergreen Select Adjustable Rate Fund seeks a high level of current income consistent with low volatility of principal.

                                   Process

Portfolio management emphasizes non-convertible, one-year CMT-indexed ARMS to achieve coupon sensitivity to changing interest rates. A series of laddered maturities help to ensure a gradual response to changing interest rates.


                                  Benchmark

                             6-month Treasury Bill

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------
                                                         Class I        Class IS

Inception Date                                           10/1/91         5/23/94
 ................................................................................
Average Annual Returns
 ................................................................................
1 year                                                    5.54%           5.17%
 ................................................................................
3 years                                                   6.65%           6.38%
 ................................................................................
5 years                                                   5.63%              --
 ................................................................................
Since Inception                                           5.58%           5.99%
 ................................................................................
30-day SEC Yield                                          5.75%           5.46%
 ................................................................................


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

       Date               CPI              6 mo. T-bill         Class I
       ----               ---              ------------         -------
     10/1/91           $1,000,000           $1,000,000        $1,000,000
     9/30/92           $1,029,900           $1,044,900        $1,053,900
     9/30/93           $1,057,600           $1,079,300        $1,112,200
     9/30/94           $1,088,900           $1,120,500        $1,128,100
     9/30/95           $1,116,600           $1,186,700        $1,205,600
     9/30/96           $1,150,100           $1,251,400        $1,288,300
     9/30/97           $1,174,900           $1,319,400        $1,385,700
     9/30/98           $1,192,400           $1,390,500        $1,462,400

Comparison of a $1,000,000 investment in Evergreen Select Adjustable Rate Fund Class I, versus a similar investment in the 6-month Treasury Bill, and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The 6-month Treasury Bill does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------

                        Portfolio Management Commentary

Portfolio Management

[PHOTO OF GARY PZEGEO APPEARS HERE]
GARY PZEGEO

Performance

Evergreen Select Adjustable Rate Fund posted strong performance during the 12 months ended September 30, 1998. For the period, the Fund's Institutional Shares returned 5.54% and the Institutional Service Shares returned 5.17%, generously surpassing the 4.73% average return generated by the 34 funds in the Lipper Adjustable Mortgage category. Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance.

                                   Portfolio
                                Characteristics
                                ---------------

            Total Net Assets                            $32,818,552
            .......................................................
            Average Credit Quality                              AAA
            .......................................................
            Average Maturity                              4.9 years
            .......................................................
            Average Duration                              0.5 years
            .......................................................

Investment Environment

Investors in adjustable-rate mortgage securities (ARMS) faced a challenging investment environment over the past 12 months. Continued low interest rates across all maturities, the decline of long-term interest rates relative to short-term interest rates, fewer buyers, and concerns about the liquidity of ARMS all limited the securities' potential for price appreciation. Offsetting some of the hurdles, however, was a reduced supply of ARMS. A lower supply tends to support prices.

The lowest interest rates in nearly 30 years prompted many consumers to refinance -- or prepay -- their existing higher-cost mortgages and replace them with ones that carried lower interest rates. The interest rate climate also fueled a strong housing market. This contributed to a rapid pace of prepayments by creating a high turnover rate for those mortgages already in existence. The fact that ARMS can be prepaid creates the possibility of their underperformance versus other fixed-income securities, such as U.S. Treasuries, when interest rates are low or declining. When bonds can be prepaid prior to maturity, investors face the risk of reinvesting the proceeds from prepaid principal at lower rates than those that prevailed at the time of the original investment.

In addition to a rapid pace of prepayments, investors were confronted with concerns about the market's liquidity when a large institutional buyer experienced financial difficulties. The firm's uncertain condition not only removed it as a buyer, but caused many investors to be exceptionally cautious about taking on additional, potentially risky positions, as they waited for market conditions to stabilize. Although the ARMS market remains extremely liquid, these events exerted further downward pressure on the securities' prices.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary

Low and declining long-term interest rates meant that the supply of ARMS fell because many consumers chose to lock in historically low mortgage rates by selecting fixed-rate mortgages rather than their adjustable-rate counterparts. Often, this involved paying off an adjustable rate mortgage and replacing it with one that carried a fixed rate. This restrained the growth of outstanding ARMS and provided investors with some relief during a challenging market.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

[PIE CHART APPEARS HERE]

ARMS -- 77.6%
Fixed-rate mortgage-backed securities -- 12.0%
U.S. Treasuries/Government Agency Notes/Bond -- 7.1%
Other assets less liabilities, net -- 3.3%

Investment Strategy

Over the past 12 months, we reduced the Fund's position in ARMS and increased holdings in fixed-rate mortgage securities, U.S. Treasuries and cash. Within the ARMS sector, we invested in securities with lower coupons and emphasized "hybrid-ARMS", which contain a fixed-rate component for a number of years before converting to an adjustable rate bond. The combination of these strategies reduced prepayment risk, increased the Fund's potential for price appreciation in a declining interest rate environment and improved liquidity. As of September 30, 1998, the Fund was invested as follows: ARMS -- 77.6%; Fixed-rate mortgage-backed securities -- 12.0%; U.S. Treasuries -- 7.1% and Other assets less liabilities, net -- 3.3%.

Outlook

We believe that ARMS will reward the patient investor with attractive total return in the coming months, after we endure some continued price fluctuations and concerns about liquidity in the near term. During the past year, the performance of mortgage-backed securities lagged other types of bonds, such as U.S. Treasuries, and, in our opinion, this has created significant value in the mortgage-backed sector. We think conditions will remain favorable for fixed-income investors over the next six months. Inflation should stay low -- in the range of 1 1/2% to 2%. Further, we expect the world's central bankers and fiscal authorities to continue to focus their efforts on stimulating global economies, which could include lowering interest rates and weakening the U.S. dollar. We think this will improve international economic conditions and increase investors' confidence in investing in a wider range of securities.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Core Bond Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Core Bond Fund is designed to maximize total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.

                                    Process

The portfolio managers seek to enhance performance, while pursuing a controlled risk approach, by actively managing three specific characteristics within the portfolio: duration, sector allocation, and security selection. The managers use both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as enhance the sector allocation and security selection processes.

                                   Benchmark

                     Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
                             PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------
                                              Class I      Class IS    Class IC
Average Annual Returns
 ................................................................................
1 year                                        10.75%        10.55%      10.75%
 ................................................................................
3 years                                        7.62%         7.38%       7.62%
 ................................................................................
5 years                                        6.05%         5.80%       6.05%
 ................................................................................
10 years                                       8.88%         8.61%       8.88%
 ................................................................................
Since Inception                                8.33%         8.06%       8.33%
 ................................................................................
30-day SEC Yield                               5.66%         5.42%       5.67%
 ................................................................................

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

       Date               CPI               LBABI             Class I
       ----               ---               -----             -------
      9/30/88          $1,000,000         $1,000,000         $1,000,000
      9/30/89          $1,043,400         $1,112,600         $1,105,800
      9/30/90          $1,107,700         $1,196,800         $1,170,600
      9/30/91          $1,145,200         $1,388,200         $1,369,400
      9/30/92          $1,179,500         $1,562,400         $1,554,600
      9/30/93          $1,211,200         $1,718,300         $1,745,100
      9/30/94          $1,247,100         $1,662,900         $1,658,700
      9/30/95          $1,278,800         $1,896,700         $1,888,000
      9/30/96          $1,317,200         $1,989,600         $1,945,400
      9/30/97          $1,345,600         $2,183,500         $2,113,700
      9/30/98          $1,365,600         $2,434,100         $2,340,900

Comparison of a $1,000,000 investment in Evergreen Select Core Bond Fund, Class I shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I, IS and IC performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was February 28, 1986. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund expense ratios at the time the common trust funds were converted to mutual funds. Performance information for Class IS also includes performance of the Fund's Class IC for the period from November 24, 1997 to March 9, 1998 (commencement of Class IS operations) and does not include the deduction of 12b-1 fees. If such fees had been included, the returns would have been lower. Returns of Class I, IS and IC, since their respective commencement of class operations, were 8.12%, 6.54% and 8.55%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Core Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Portfolio Management Team

[PHOTO OF L. ROBERT CHESHIRE APPEARS HERE]
L. ROBERT CHESHIRE

[PHOTO OF BRUCE J. BESECKER APPEARS HERE]
BRUCE J. BESECKER, CFA

Performance

For the 12 month period ended September 30, 1998, the Evergreen Select Core Bond Fund's Class I, IC and IS shares returned 10.75%, 10.75%, and 10.55%, respectively. These returns modestly trailed the 11.50% return of the Lehman Brothers Aggregate Index. The Fund's performance, however, compared favorably to the 10.02% average return of 218 intermediate investment grade bond funds tracked by Lipper Analytical Services, an independent monitor of mutual fund performance. The Fund's strong total return relative to its peer group can be attributed to the portfolio's long duration stance for much of the quarter, which benefited performance amid steadily declining interest rates.

                                   Portfolio
                                Characteristics
                                ---------------
    Total Net Assets                                    $596,776,430
    ................................................................
    Average Credit Quality                                       AAA
    ................................................................
    Average Maturity                                       7.9 years
    ................................................................
    Average Duration                                       4.7 years
    ................................................................

A Good Year for Bond Investors

The past 12 months was a particularly rewarding period for bond investors and was brought about, ironically, by the Asian financial crisis which flared up roughly a year ago. While the crisis prompted volatility in financial markets throughout the world, it also slowed U.S. economic growth and calmed inflationary fears that, in turn, allowed interest rates to trend markedly lower. In fact, over the past 12 months, the yield on the bellwether 30-year Treasury bond fell from 6.40% to 4.98%.

The U.S. bond market rally was most pronounced in the final months of 1997 and again in the third quarter of 1998. The flight to quality, reignited in August and September, was a result of economic problems in Russia and its potential "domino effect" on other world economies. As a result of this crisis and a likely U.S. economic slowdown, the Federal Reserve Board moved away from a tightening bias and actually reduced the Fed Funds Rate at the end of September (and again in early October). The net result was a declining interest rate environment which boosted bond prices.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

[PIE CHART APPEARS HERE]

Mortgage-Backed Securities -- 39.3%
Corporate Notes/Bonds -- 19.6%
Treasury Notes/Bonds -- 13.3%
Yankee Obligations -- 13.2%
Other assets and liabilities, net -- 8.7%
Government Agency Notes/Bonds -- 3.8%
Asset-Backed Securities -- 1.6%
Collateralized Mortgage Obligations -- 0.5%

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Core Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Our Strategy

Since the beginning of 1998, we have forecasted two things in the midst of the current global investment environment: increased volatility and range-bound -- or even declining -- interest rates. Consequently, we maintained a neutral-to-long duration stance for much of the fiscal year in order to take advantage of declining interest rates. The portfolio's average duration currently stands at
4.7 years. Our duration strategy, as well as the portfolio's high-quality emphasis, played a crucial role in allowing the Fund to outperform its peer group average.

The most significant strategic adjustment made to the portfolio was the removal of its barbell structure in late September. Typically, this type of portfolio structure, distinguished by securities primarily on both ends of the yield curve rather than in the middle, is beneficial during extended periods of economic strength as well as when there is a narrowing yield curve; two themes in the fixed-income market over the past several quarters. In fact, after being implemented roughly a year ago, this strategy paid off handsomely during much of the 12-month period. We felt, however, that fundamental changes taking place within the economy warranted the removal of the barbell structure and going to a more evenly distributed portfolio structure.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 9/30/98 portfolio assets)

[PIE CHART APPEARS HERE]

U.S. Government Agency -- 50.5%
A -- 18.3%
U.S. Government -- 14.6%
AA -- 7.0%
AAA -- 4.8%
BAA -- 3.2%
Less than CAA -- 1.6%

Outlook

We maintain a very cautious outlook for the final months of 1998. Problems in several international economies continue to filter back to the U.S. financial markets in the form of increased volatility. Although we feel this turbulence is likely to continue in the near term, we are confident that adjustments made to the portfolio have positioned the Fund to perform well within this environment. From a duration standpoint, we anticipate maintaining a neutral-to-modestly-long duration as interest rates stay in their trading range and possibly trend lower. We will continue to closely monitor the market and wait until the outcome of the global crisis becomes clearer before taking more aggressive duration or sector bets.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------


                                   Philosophy

The Evergreen Select Fixed Income Fund seeks to increase total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.


                                     Process

The Fund's portfolio manager seeks to enhance performance, while controlling risk, by actively managing three specific characteristics within the portfolio: duration, sector allocation and security selection. The manager utilizes both quantitative tools and fundamental research to determine an appropriate duration strategy as well as to enhance the sector allocation and security selection processes.


                                    Benchmark

                         Lehman Brothers Intermediate
                          Government/Corporate Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------
                                                         Class I        Class IS
Average Annual Returns
 ................................................................................
1 year                                                    9.23%           9.04%
 ................................................................................
3 years                                                   7.24%           7.00%
 ................................................................................
5 years                                                   5.86%           5.61%
 ................................................................................
10 years                                                  7.99%           7.73%
 ................................................................................
Since Inception                                           8.59%           8.32%
 ................................................................................
30-day SEC Yield                                          5.37%           5.12%
 ................................................................................


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          Date              CPI             LBIGCBI           Class I
          ----              ---             -------           -------
         9/30/88        $1,000,000        $1,000,000        $1,000,000
         9/30/89        $1,043,400        $1,097,200        $1,091,900
         9/30/90        $1,107,700        $1,189,300        $1,193,200
         9/30/91        $1,145,200        $1,354,100        $1,350,000
         9/30/92        $1,179,500        $1,526,400        $1,503,000
         9/30/93        $1,211,200        $1,651,800        $1,622,200
         9/30/94        $1,247,100        $1,624,500        $1,582,700
         9/30/95        $1,278,800        $1,807,900        $1,748,800
         9/30/96        $1,317,200        $1,900,600        $1,836,700
         9/30/97        $1,345,600        $2,056,400        $1,974,700
         9/30/98        $1,365,600        $2,270,800        $2,156,900

Comparison of a $1,000,000 investment in Evergreen Select Fixed Income Fund Class I, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Index (LBIGCBI), and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was March 31, 1971. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund expense ratios at the time the common trust funds were converted to mutual funds. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to March 9, 1998 (commencement of Class IS operations) and does not include the deduction of 12b-1 fees. If such fees had been included, the returns would have been lower. Returns of Class I and IS, since their respective commencement of class operations, were 8.06% and 5.94%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Portfolio Management

[PHOTO OF THOMAS L. ELLIS APPEARS HERE]
THOMAS L. ELLIS

Performance

For the fiscal period ended September 30, 1998, the Evergreen Select Fixed Income Fund's Class I and IS shares returned 9.23% and 9.04%, respectively, trailing the 10.42% return for the Lehman Brother Intermediate Government/Corporate Index. The Fund's annual return did compare very favorably to the 8.04% average return of 91 short-intermediate investment grade funds tracked by Lipper Analytical Services, an independent monitor of mutual fund performance. The Fund's strong performance relative to its peer group can be attributed to the portfolio's long duration, which positively impacted performance throughout the fiscal period.

                                   Portfolio
                                Characteristics
                                ---------------

         Total Net Assets                           $678,715,328
         .......................................................
         Average Credit Quality                               AA
         .......................................................
         Average Maturity                              4.5 years
         .......................................................
         Average Duration                              3.5 years
         .......................................................


A Turbulent but Positive Period for Bonds

During the 12 months, bond investors witnessed a particularly strong performance by fixed income investments. At the beginning of the period, investors were concerned that an overly strong U.S. economy would cause an inflationary flare-up. As the Asian financial crisis began to spread and international economies began to weaken, the focus switched to a potential slowdown, or even recession, in the U.S. economy. Global economic uncertainty prompted a bit of volatility as well as a flight to quality to U.S. bonds, and fueled an especially strong performance by U.S. Treasuries.

In effect, the Asian financial crisis slowed U.S. economic growth, calmed inflation fears and created a "bond-friendly" environment. Consequently, interest rates continued their steady decline which, in turn, boosted bond prices. In fact, over the past twelve months, the yield on the bellwether 30-year Treasury bond fell from 6.40% to 4.98%. In addition, the U.S. economic slowdown became the Federal Reserve Board's primary concern, prompting a shift in monetary policy from a tightening bias to an actual reduction in the Fed Funds rate at the end of September, and again in early October.

Portfolio Management Amid Global Volatility

The Fund's annual return, which outperformed the vast majority of funds in its peer group, can be primarily attributed to a positive duration strategy. During the first six months of the fiscal year, we increased the portfolio's duration and kept it at roughly 105% to 110% of the benchmark. The extended duration positively impacted the Fund's total return because of the declining interest rate

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Fixed Income Fund
--------------------------------------------------------------------------------

                         Portfolio Manager Commentary

environment. In the final half of the period, we modestly shortened duration -- from 3.6 years to 3.5 years -- but still kept it near 105% of the benchmark.

During the final months of the period, poor performances within the mortgage and corporate sectors partially offset our favorable duration stance and had a negative impact on performance. The portfolio's modest exposure to foreign bonds also hurt the Fund, because returns of these issues were weakened by the volatile global investing environment. Despite some poor performing sectors, however, the Fund's especially strong duration strategy more than offset any negative factors and allowed us to perform strongly against our peer group.

--------------------------------------------------------------------------------
                            Portfolio Composition
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

[PIE CHART APPEARS HERE]

Treasury Notes/Bonds -- 27.2%
Corporate Notes/Bond -- 23.8%
Asset-Backed Securities -- 12.6%
Collateralized Mortgage Obligations -- 12.5%
Government Agency Notes/Bond -- 11.7%
Yankee Obligations -- 6.6%
Other assets and liabilities, net -- 3.3%
Mortgage-Backed Securities -- 2.3%

Outlook

Looking ahead, we anticipate more turbulence in the financial markets as overseas economies continue to struggle. In response, we will adjust the portfolio and reduce exposure of corporate bonds and mortgages while bolstering the weighting of U.S. Treasuries and Agencies. In fact, the vast majority of purchases over the past few weeks were U.S. Treasuries and Agencies. Should the global crisis continue to worsen -- a scenario we expect in the near term -- we anticipate a continued strong performance by Treasuries while the corporate and mortgage sectors lag. Finally, we anticipate an eventual reallocation of the portfolio to both the corporate and mortgage sectors as widening yield spreads improve their expected return profile over Treasuries and Agencies.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 9/30/98 portfolio assets)

[PIE CHART APPEARS HERE]

AAA -- 30.1%
U.S. Government -- 28.2%
A -- 16.0%
U.S. Government Agency -- 8.7%
AA -- 8.0%
BAA --8.0%
BA -- 1.0%

--------------------------------------------------------------------------------
                                  EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

The Evergreen Select Income Plus Fund seeks to increase total return by pursuing a high level of current income and a potential for capital appreciation. The portfolio managers seek to achieve the Fund's objective by actively managing portfolio duration for capital gain opportunities.

                                     Process

The portfolio managers complement fundamental research with quantitative tools which identify undervalued or over-looked fixed income securities with potential for appreciation. In an effort to achieve a high level of current income, the Fund emphasizes corporate and mortgage-backed securities.

                                    Benchmark

                  Lehman Brothers Government/Corporate Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                                        Class I         Class IS
Average Annual Returns
 ................................................................................
1 year                                                   11.14%          10.96%
 ................................................................................
3 years                                                   8.05%           7.81%
 ................................................................................
5 years                                                   6.49%           6.24%
 ................................................................................
10 years                                                  8.46%           8.20%
 ................................................................................
Since Inception                                           8.58%           8.32%
 ................................................................................
30-day SEC Yield                                          5.45%           5.23%
 ................................................................................

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          Date                CPI             LBGCBI            Class I
          ----                ---             ------            -------
         9/30/88           $1,000,000       $1,000,000        $1,000,000
         9/30/89           $1,043,400       $1,113,200        $1,088,700
         9/30/90           $1,107,700       $1,188,400        $1,156,500
         9/30/91           $1,145,200       $1,376,800        $1,333,400
         9/30/92           $1,179,500       $1,559,000        $1,478,600
         9/30/93           $1,211,200       $1,737,400        $1,645,800
         9/30/94           $1,247,100       $1,665,500        $1,567,100
         9/30/95           $1,278,800       $1,904,500        $1,786,700
         9/30/96           $1,317,200       $1,990,300        $1,853,000
         9/30/97           $1,345,600       $2,181,100        $2,027,700
         9/30/98           $1,365,600       $2,461,800        $2,253,600

Comparison of a $1,000,000 investment in Evergreen Select Income Plus Fund Class I, versus a similar investment in the Lehman Brothers Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was August 31, 1988. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund expense ratios at the time the common trust funds were converted to mutual funds. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to March 2, 1998 (commencement of Class IS operations) and does not include the deduction of 12b-1 fees. If such fees had been included, the returns would have been lower. Returns of Class I and IS, since their respective commencement of class operations, were 8.99% and 7.02%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                  EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Portfolio Management Team

[PHOTO OF GEORGE PRATTOS APPEARS HERE]
GEORGE PRATTOS

[PHOTO OF J.P. WEAVER, CFA APPEARS HERE]
J.P. WEAVER, CFA

Performance

For the 12 months ended September 30, 1998, the Evergreen Select Income Plus Bond Fund's Class I and IS shares returned 11.14% and 9.43%, respectively, trailing the 12.84% total return for the Lehman Brothers Government/Corporate Index. The Fund's performance, however, compared very favorably to the 7.91% average return of 92 BBB-rated corporate debt funds tracked by Lipper Analytical Services, an independent monitor of mutual fund performance.

                          Portfolio
                      Characteristics
                      ---------------
    Total Net Assets                          $1,374,768,556
    ........................................................
    Average Credit Quality                                AA
    ........................................................
    Average Maturity                               5.8 years
    ........................................................
    Average Duration                               5.7 years
    ........................................................


Overall, A Positive Period for Bond Investors

Over the past 12 months, U.S. investors witnessed strong returns by fixed income investments. In fact, during this period bonds (represented by the Lehman Brothers Government Corporate Index) outpaced the S&P 500 Index by nearly 4%. This "bond-friendly" fiscal period was brought about, ironically, by the global financial crisis that began in southeast Asia. Overseas turmoil essentially slowed U.S. economic growth and calmed inflationary fears. Consequently, interest rates trended markedly lower as the yield on the bellwether 30-year Treasury bond fell from 6.40% to 4.98% during the year.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 29.7%
Treasury Notes/Bonds -- 25.6%
Federal Agency Notes/Bonds -- 18.1%
Yankee Obligations -- 10.6%
Other Assets and Liabilities,
net -- 5.7%
Asset-Backed Securities -- 3.2%
Mortgage-Backed Securities -- 3.1%
Collateralized Mortgage
Obligations -- 2.9%
Taxable Municipal Bonds -- 1.1%


Sector Performance

During the second half of the fiscal period, investors' appetite for safety fueled a flight to quality to U.S. Treasuries, and nearly every sector of the U.S. fixed income market trailed the strong performance by Treasuries. Consequently, the portfolio's weighting of U.S. Treasuries and Agencies, which was increased from 37% to 40% during the final three months, positively impacted performance. Despite reducing corporate and mortgage-backed securities during the past six months by 15%, the portfolio's overweight relative to its benchmark detracted from performance.

--------------------------------------------------------------------------------
                                  EVERGREEN
                            Select Income Plus Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 9/30/98 portfolio assets)

[PIE CHART APPEARS HERE]

U.S. Government -- 26.0%
A -- 21.6%
AAA -- 16.2%
U.S. Government Agency -- 14.3%
BAA -- 12.2%
AA -- 9.7%


Duration Strategy

During the past 12 months, we felt that underlying market fundamentals supported the case for lower interest rates. Consistent with our analysis, we increased the portfolio's duration, from 5.14 years to 5.66 years during the fiscal year, in order to benefit from lower-trending interest rates. As rates declined steadily over the twelve months, our increased duration stance made a positive contribution to the Fund's total return and was the primary reason we outperformed the average of our Lipper peer group.

Outlook

For the remainder of 1998, our outlook for the domestic economy and corporate profits remains fairly gloomy. We anticipate the global economic crisis to result in a slowdown in the U.S. economy as well as deteriorating corporate earnings. Based on this assessment, we have increased the percentage of U.S. Treasury and Agency securities during the final months of the fiscal year. We also foresee a period of increased rate volatility and economic fragility ahead, but given the Fund's long-term bias toward capitalizing upon income enhancement opportunities, we may begin to add to the corporate and mortgage-backed sectors as 1998 comes to a close.

--------------------------------------------------------------------------------
                                   EVERGREEN
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Intermediate Tax Exempt Bond Fund seeks the highest possible current income, exempt from federal income taxes, consistent with the Fund's maturity and preservation of capital./1/ The Fund provides stable, non-taxable income flows at competitive rates by primarily investing in tax-free bonds.

                                     Process

The portfolio manager utilizes both quantitative tools and hands-on, fundamental research to identify attractive tax-exempt investment opportunities. In order to increase total return, the Fund may also lend portfolio securities and enter into repurchase and reverse repurchase agreements.

                                    Benchmark

                    Lehman Brothers Municipal 7-Year Index

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was January 31, 1984. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund expense ratios at the time the common trust funds were converted to mutual funds. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to March 2, 1998 (commencement of Class IS operations) and does not include the deduction of 12b-1 fees. If such fees had been included, the returns would have been lower. Returns of Class I and IS, since their respective commencement of class operations, were 7.61% and 4.43%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------
                                                          Class I       Class IS
Average Annual Returns
 ................................................................................
1 year                                                     8.62%          8.43%
 ................................................................................
3 years                                                    7.00%          6.77%
 ................................................................................
5 years                                                    5.61%          5.37%
 ................................................................................
10 years                                                   6.84%          6.59%
 ................................................................................
Since Inception                                            7.56%          7.30%
 ................................................................................
30-day SEC Yield                                           4.37%          4.12%
 ................................................................................
Tax Equivalent Yield*                                      7.24%          6.82%
 ................................................................................

* Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          Date           Class I          LBMB7YI             CPI
          ----           -------          -------             ---
         9/30/88       $1,000,000       $1,000,000        $1,000,000
         9/30/89       $1,063,700       $1,073,900        $1,043,400
         9/30/90       $1,129,600       $1,151,000        $1,107,700
         9/30/91       $1,241,300       $1,292,000        $1,145,200
         9/30/92       $1,341,400       $1,418,700        $1,179,500
         9/30/93       $1,475,600       $1,573,500        $1,211,200
         9/30/94       $1,463,800       $1,563,400        $1,247,100
         9/30/95       $1,582,500       $1,723,800        $1,278,800
         9/30/96       $1,654,600       $1,800,200        $1,317,200
         9/30/97       $1,784,700       $1,943,400        $1,345,600
         9/30/98       $1,938,500       $2,096,200        $1,365,600


Comparison of a $1,000,000 investment in Evergreen Select Intermediate Tax Exempt Bond Fund, Class I shares, versus a similar investment in the Lehman Brothers Municipal Bond 7-year Index (LBMB7YI**), and the Consumer Price Index
(CPI).

**The Lehman Brothers Municipal Bond 7-Year Index inception date was 1/31/90. The Lehman Brothers Municipal Bond 10-Year Index was used for the period 8/31/88
- 1/31/90.

/1/ Some portion of the Fund's income may be subject to the Federal Alternative Minimum Tax.

--------------------------------------------------------------------------------
                                   EVERGREEN
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Portfolio Management

[PHOTO OF RICHARD K. MARRONE APPEARS HERE]
RICHARD K. MARRONE

Performance

For the 12 months ended September 30, 1998, the Evergreen Select Intermediate Tax Exempt Bond Funds' Class I and IS shares returned 8.62% and 8.43%, respectively. This performance compares very favorably to the 7.04% average return of 145 intermediate municipal debt funds tracked by Lipper Analytical Services, an independent monitor of mutual fund performance.

                                   Portfolio
                                Characteristics
                                ---------------

            Total Net Assets                           $751,609,852
            .......................................................
            Average Credit Quality                              AA-
            .......................................................
            Average Maturity                              9.4 years
            .......................................................
            Average Duration                              7.3 years
            .......................................................


A Good Year for Municipal Bond Investors

During the course of the fiscal year, investors shifted their focus from an inflationary flare-up to concerns of an economic slowdown in the U.S. Many market participants felt the Asian financial crisis would serve as the catalyst which would negatively impact earnings of U.S. companies and trigger an economic slowdown. This shift in sentiment prompted lower-trending interest rates which, in turn, boosted municipal bond prices.

In fact, the yield on the bellwether 30-year Treasury bond dropped markedly lower, from 6.40% to 4.98%. Declining interest rates served as the primary determinant in record new issuances in the market, as municipalities rushed to capitalize upon attractive new rates.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 9/30/98 portfolio assets)

[PIE CHART APPEARS HERE]

AAA -- 39.8%
BBB -- 24.0%
A -- 14.9%
AA -- 14.0%
Not Rated -- 7.3%

Our Strategy

Our primary strategy continues to be to emphasize higher-yielding securities to bolster the Fund's income orientation. In addition to this strategy, decisions regarding duration and sector allocation fueled total return and allowed us to outperform our peer group average.

The Fund's duration strategy had a positive impact on performance throughout the fiscal period. In anticipation of lower-trending interest rates, we maintained a long duration within the portfolio, currently at 7.3 years. This decision proved timely as rates declined steadily throughout the period.

--------------------------------------------------------------------------------
                                   EVERGREEN
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


The portfolio's exposure of non-callable bonds also enhanced total return within the declining interest rate environment, as many issuers "called" their bonds to reissue at more attractive rates. Moreover, the decision to actively pursue zero-coupon bonds, a security that enjoys significant price appreciation in periods of declining rates, also had a positive impact on performance.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

[PIE CHART APPEARS HERE]

Other Revenue Bonds -- 21.6%
General Obligation Notes/Bonds -- 17.8%
Hospitals/Nursing Homes/Health Care -- 14.3%
Escrow -- 13.8%
Residential Care -- 6.7%
Housing -- 6.6%
Transportation -- 6.5%
Public Facilities -- 6.1%
Sales Tax -- 5.0%
Other assets and liabilities, net -- 1.0%
Mutual fund shares -- 0.6%

Outlook

From an historical perspective, valuation levels of municipal bonds, relative to Treasuries, are at very attractive levels. In our opinion, this has created a buying opportunity that we expect to capitalize upon in the final months of 1998 and into 1999. It is worth noting that despite a volatile investment landscape, municipal bonds have posted solid returns over the 12 months. In fact, the Evergreen Select Intermediate Tax Exempt Bond Fund's total return during the fiscal year performed in line with the S&P 500 Index, which was 9.05%.

Looking ahead, we anticipate more turbulence in the financial markets as overseas economies continue to struggle. On a positive note, we believe the Federal Reserve Board will likely further reduce the Fed Funds rate to protect the U.S. from the international meltdown and stimulate a slowing economy. Within this environment, we anticipate keeping a neutral to modestly long duration stance and will continue to pursue our high-yield strategy.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select International Bond Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------


                                   Philosophy

The Evergreen Select International Bond Fund seeks to capitalize upon the unprecedented opportunities taking place in international capital markets and economies worldwide. The investment management team aims to add yield, provide diversification, control currency risk while adding value, and utilize the low to negative correlation to U.S. asset classes.

                                    Process

The investment process incorporates quantitative tools to manage a massive amo unt of financial data and to complement the team's fundamental research. A minimum of 80% of the portfolio is invested in investment grade securities of 19 of the world's top economies*. Up to 20% can be invested into below investment grade bonds from those 19 countries, or in emerging market bonds. The team actively uses currency hedging for more efficient risk control

*AUSTRALIA, AUSTRIA, BELGIUM, CANADA, DENMARK, FINLAND, FRANCE, GERMANY, IRELAND, ITALY, JAPAN, NETHERLANDS, NEW ZEALAND, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, UNITED KINGDOM.

                                   Benchmark

                     J. P. Morgan International Bond Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------
                                                         Class I       Class IS
Performance Inception Date                               12/15/93      12/15/93
 ...............................................................................
Average Annual Returns
 ...............................................................................
1 year                                                      6.31%        6.05%
 ...............................................................................
3 years                                                     6.80%        6.55%
 ...............................................................................
Since Inception                                             4.58%        4.33%
 ...............................................................................
30-day SEC Yield                                            4.76%        4.50%
 ...............................................................................

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          Date              CPI              JPMGGI          Class I
          ----              ---              ------          -------
        12/31/93         $1,000,000       $1,000,000       $1,000,000
         9/30/94         $1,024,700       $1,042,500         $898,500
         9/30/95         $1,050,800       $1,236,500       $1,011,000
         9/30/96         $1,082,300       $1,302,700       $1,098,500
         9/30/97         $1,105,600       $1,299,700       $1,158,700
         9/30/98         $1,122,100       $1,448,100       $1,231,800


Comparison of a $1,000,000 investment in Evergreen Select International Bond Fund Class I, versus a similar investment in the J.P. Morgan Global Government Index--excluding U.S. (JPMGGI), and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The JPMGGI does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select International Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Portfolio Management

[PHOTO OF GEORGE MCNEILL APPEARS HERE]
GEORGE MCNEILL
First International Advisors, Ltd.


Performance

Reflecting changes in its investment objectives and parameters, the former CoreFund Global Bond Fund was renamed Evergreen Select International Bond Fund during the past quarter. Under its new guidelines, the Fund seeks to maximize total return by investing exclusively in foreign (non-U.S.) debt obligations, denominated in both U.S. dollars and foreign currencies.

The Fund's first fiscal year closed on September 30, 1998, aligning it with the fiscal years of the other Evergreen Select Fixed-Income Funds. For the three months ended September 30, 1998 -- a period incorporating both former and current investment parameters -- the Fund's Class I and Class IS shares produced total returns of 3.56% and 3.61%, respectively. In comparison, the Fund's benchmark, the J.P. Morgan International Bond Index generated a total return of 9.96% for the same time period.

                                Portfolio
                             Characteristics
                             ---------------
    Total Net Assets                                          $46,736,061
    .....................................................................
    Average Credit Quality                                             AA
    .....................................................................
    Average Maturity                                            9.2 years
    .....................................................................
    Average Duration                                            6.1 years
    .....................................................................

Investment Environment and Strategy

Over the past three months, investors' concerns about stability and liquidity in the world's financial markets refueled the "flight to quality" that has existed throughout most of 1998. Russia's economic turmoil and renewed problems in Asia prompted investors to make safety their paramount consideration when making investment decisions. The prices of high quality bonds rose, pushing their yields lower. Government bonds of the highest quality were the top-performers, while the yield advantage provided by corporate bonds relative to their government counterparts, increased.

The Fund eliminated nearly all obligations of U.S. issuers during the period, in accordance with its new investment parameters. As of June 30, 1998, 15% of the Fund had been invested in U.S. dollar-denominated obligations of U.S. issuers. As these positions were sold, assets were reinvested in foreign government and corporate securities that were denominated in both U.S. dollars and foreign currencies.

The Fund maintained a strong emphasis on quality, investing 62% of its assets in securities rated Aaa, as of September 30, 1998. The Fund's Aaa-rated government holdings -- totaling 33% of net assets -- included the governments of Canada, France, Germany, New South Wales, New Zealand and Sweden. These countries represent extremely solid political and economic situations and have large, liquid securities markets. The remaining 29% of the Fund's Aaa-rated position was invested in corporate securities. As of September 30, 1998, the Fund also was invested in the following: Bonds rated Aa -- 24%; A -- 6%; Baa -- 4%;
Ba -- 4%. Ba is considered to be the highest level of quality within the high-yield bond sector.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select International Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Investors' reactions to global events over the past three months often prompted considerable price fluctuations. At times, certain bonds became "cheaper" than we believed was warranted, creating an attractive investment opportunity. We used these situations to selectively add higher-yielding bonds to the Fund, adding to both the Fund's income and its potential for total return. As of September 30, 1998, high-yield holdings included the governments of Lithuania, Slovakia, South Korea and Thailand. The economies of South Korea and Thailand, in our opinion, already have begun to recover. We expect to increase the fund's high-yield positions as these markets stabilize further.

In our opinion, the Fund also benefited from its currency positions, particularly as the U.S. dollar weakened. As of June 30, 1998, 92% of assets were invested in a U.S. dollar hedge. We reduced those holdings to 77% by September 30, 1998. The remaining 23% of the Fund was invested in the following currencies, exclusive of the effects of hedging: Deutschmark -- 10%; New Zealand Dollar -- 5%; Dutch Guilder -- 4%; Australian Dollar -- 2%; Other European Currencies -- 2%.

Outlook

We believe the global economic slowdown that is currently underway -- combined with continued low inflation -- will last into 1999, prompting lower bond yields and higher bond prices. Much of the future course of the world's economies will depend on the speed and degree to which central bankers lower interest rates.

In our opinion, many investors have factored in a greater slowdown than what we think will take place. We look for stability to be restored to the financial markets over the next few months, as investors realize their anticipated scenario was worse than what actually developed.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

[PIE CHART APPEARS HERE]

Foreign Bonds -- 97.3%
Corporate Notes/Bonds -- 1.4%
Other Assets and
Liabilities, net -- 1.3%



--------------------------------------------------------------------------------
                            GEOGRAPHICAL ALLOCATION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

Germany                                                                 21.6%
 ................................................................................
France                                                                  13.1%
 ................................................................................
Netherlands                                                             10.7%
 ................................................................................
United Kingdom                                                           9.7%
 ................................................................................
Canada                                                                   9.0%
 ................................................................................
Sweden                                                                   8.2%
 ................................................................................
Norway                                                                   3.9%
 ................................................................................
Japan                                                                    3.4%
 ................................................................................
Austria                                                                  3.4%
 ................................................................................
New Zealand                                                              2.8%
 ................................................................................
Australia                                                                2.5%
 ................................................................................
Supernational                                                            2.1%
 ................................................................................
Denmark                                                                  2.0%
 ................................................................................
Other countries                                                          6.3%
 ................................................................................
Other assets and liabilities, net                                        1.3%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------


                                   Philosophy

Evergreen Select Limited Duration Fund seeks higher yields consistent with preservation of capital and low principal fluctuation. By emphasizing the use of high quality corporate, mortgage and asset-backed securities maturing in less than five years, the Fund seeks to provide investors a high level of current income while reducing price volatility.

                                    Process

The Fund's portfolio manager seeks to enhance performance, while reducing principal fluctuation, by actively managing three specific characteristics within the portfolio: maturity structure, sector allocation and security selection. In addition, quantitative tools are utilized to analyze interest rate movement and to determine an appropriate duration strategy.

                                   Benchmark

                       Merrill Lynch 1-3 Year Treasury
                                  Bond Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                                         Class I        Class IS
Average Annual Returns
 ................................................................................
1 year                                                    7.27%           7.15%
 ................................................................................
3 years                                                   6.58%           6.37%
 ................................................................................
Since Inception                                           6.55%           6.32%
 ................................................................................
30-day SEC Yield                                          5.25%           4.99%
 ................................................................................


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          Date          CPI          ML1-3YTBI       Class I
          ----          ---          ---------       -------
         4/30/94     $1,000,000      $1,000,000     $1,000,000
         9/30/95     $1,039,400      $1,098,300     $1,093,000
         9/30/96     $1,070,600      $1,160,200     $1,155,100
         9/30/97     $1,093,600      $1,240,100     $1,233,700
         9/30/98     $1,109,900      $1,338,400     $1,323,400

Comparison of a $1,000,000 investment in Evergreen Select Limited Duration Fund, Class I shares, versus a similar investment in the Merrill Lynch 1-3 Year Treasury Bond Index (ML1-3YTBI), and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was April 30, 1994. Performance for the common trust fund has been adjusted to include the effect of estimated mutual fund expense ratios at the time the common trust funds were converted to mutual funds. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to July 28, 1998 (commencement of Class IS operations) and does not include the deduction of 12b-1 fees. If such fees had been included, the returns would have been lower. Returns of Class I and IS, since their respective commencement of class operations, were 6.21% and 2.12%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Portfolio Management

[PHOTO OF DAVID FOWLEY APPEARS HERE]
DAVID FOWLEY

[PHOTO OF SAM C. PADDISON APPEARS HERE]
SAM C. PADDISON

[PHOTO OF ANDREW C. ZIMMERMAN APPEARS HERE]
ANDREW C. ZIMMERMAN

Performance

For the 12 months ended September 30, 1998, the Evergreen Select Limited Duration Fund Class I and IS shares returned 7.27% and 7.15%, respectively, ahead of the average return of 6.68% for short investment grade funds tracked by Lipper Analytical Services, an independent monitor of mutual fund performance. The Fund's return was slightly lower than the Merrill Lynch 1-3 year Treasury Index, which returned 7.99%.


                                   Portfolio
                                Characteristics
                                ---------------


    Total Net Assets                                    $71,424,432
    ...............................................................
    Average Credit Quality                                       AA
    ...............................................................
    Average Maturity                                      2.0 years
    ...............................................................
    Average Duration                                      1.7 years
    ...............................................................

Investment Environment

The last 12 months have been predominantly characterized by a strong acceleration in the descent of interest rates along with a broad widening in corporate spreads. These were the results of investors seeking the relative safety of U.S. Treasury securities in a world gripped with fear of deflation.

The economic rumblings of deflation increased during the quarter as new evidence continued to be presented that "Asian storm clouds," which Fed Chairman Greenspan alluded to in his last Humphrey-Hawkins testimony, are indeed spreading to other sectors of the global economy. Russia, surprising many investors, had a de facto default on their government debt. While not the cause, this event started a vicious cycle of a dramatic flight to quality, prompting world equity markets, corporate bonds and even U.S. Agency debt to underperform U.S. Treasuries. The stream of bad news continued during the quarter as the Japanese economy showed a continuation of its recessionary (some fear depressionary) trend.

Latin America seems to be the next area of concern as economies slow in this area of the world, prompting fears of devaluation in the Brazilian Real. The IMF acknowledged that the world economy is much worse off than they anticipated, calling for a global decrease in interest rates to stem the economic weakness. The Fed demonstrated its resolve to stave off the global crisis as it lowered interest rates by 25 basis points.



--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 38.9%
Treasury Notes/Bonds -- 25.2%
Asset-Backed Securities -- 14.5%
U.S. Agency Obligations -- 8.4%
Other Assets and
Liabilities net -- 6.0%
Yankee Obligations -- 3.0%
Funding Agreement -- 2.8%
Collateralized Mortgage
Obligations -- 1.2%

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Limited Duration Fund
--------------------------------------------------------------------------------

                         Portfolio Manager Commentary


Investment Strategy

Our fundamental assessment of factors affecting the direction of interest rates was very positive over the last six months. We felt that the Fed would, in the end, be forced to give up on its fight against inflation, as the signs of deflation grew stronger. Moreover, the technical position of the market was very strong for falling interest rates. As a result, we were longer in duration than the benchmark during the quarter. This resulted in strong performance in the Treasury portion of the portfolio, helping to offset the underperformance in the corporate and mortgage-backed sectors.

Our sector allocation favored a modest overweighting of high quality corporates, mortgage, and asset-backed securities. We have avoided the lower quality spectrum of securities because their value has been less than overwhelming up until the recent declines in these sectors of the bond market. Unfortunately, the extreme flight to quality led to underperformance of all corporates and mortgages relative to Treasuries. In staying with only high quality securities, however, we were able to significantly outperform our peers, and be positioned to take advantage of what now may be an opportunity in the lower quality sectors.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 9/30/98 portfolio assets)

[PIE CHART APPEARS HERE]

A -- 31.2%
U.S. Government -- 26.8%
AAA -- 19.3%
U.S. Government Agency -- 8.9%
AA -- 7.4%
BAA -- 6.4%

Outlook

It is now quite clear that the Fed is much more concerned with the lack of liquidity stemming from the declines in world equity and bond markets than any potential uptick in inflation due to the strong domestic economy. In fact, while the pundits believed that the U.S. economy was insulated from international problems, it now appears that our economy, in fact, will be affected by the tumult internationally. The question is to what extent. Will there only be a mild profit recession, or are we in store for a full scale economic recession? This will be the ongoing debate over the next few months. We believe that the fundamental factors that prompted the Fed to ease up are still in place, and that the general direction of interest rates will be down.

Valuations on corporate securities have been much improved over the last few months. It seems as if the widening that has occurred is due more to a lack of liquidity than to a significant deterioration in credit quality. As such, we are preparing to increase our exposure to the corporate sector, where we have avoided a significant overweighting for the past several months.

Valuations in mortgage-backed securities have also dramatically improved as fears of prepayments have swept through this market. Because we believe that rates could be somewhat range bound over the short-term, we will be using this as an opportunity to increase our exposure here as well.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Total Return Bond Fund uses a core-plus, fixed income approach which seeks to enhance returns by opportunistically investing up to 35% of the portfolio in the high yield and international fixed income markets.


                                    Process

The managers maintain a focus on sector allocation, credit analysis and security selection as opposed to interest rate anticipation. Asset allocation among the three portfolio components - domestic high grade, domestic high yield and international -- is aided by quantitative models, and determined through dynamic discussions among the three portfolio managers that revolve around several factors, including underlying market fundamentals.

                                   Benchmark

                     Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------
                                                        Class I      Class IS
Performance Inception Date                              4/20/98       8/3/98
 ................................................................................
Since Inception                                           2.83%        2.79%
 ................................................................................
30-day SEC Yield                                          6.55%        6.32%
 ................................................................................


--------------------------------------------------------------------------------
                                  GROWTH CHART
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

           Date          CPI            LBABI         Class I
           ----          ---            -----         -------
         4/30/98     $1,000,000      $1,000,000     $1,000,000
         5/31/98     $1,001,800      $1,010,200     $1,008,800
         6/30/98     $1,003,100      $1,018,700     $1,016,300
         7/31/98     $1,004,300      $1,020,900     $1,019,100
         8/31/98     $1,005,500      $1,037,500     $1,015,400
         9/30/98     $1,006,800      $1,061,800     $1,030,900

Comparison of a $1,000,000 investment in Evergreen Select Total Return Bond Fund Class I, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance information for Class IS also includes performance of the Fund's Class I for the period from April 20, 1998 to August 3, 1998 (commencement of Class IS operations) and does not include the deduction of 12b-1 fees. If such fees had been included returns would have been lower. The LBABI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Portfolio Management Team

[PHOTO OF ROLLIN C. WILLIAMS APPEARS HERE]
ROLLIN C. WILLIAMS, CFA

[PHOTO OF RICHARD CRYAN APPEARS HERE]
RICHARD CRYAN

[PHOTO OF ANTHONY NORRIS APPEARS HERE]
ANTHONY NORRIS
First International Advisers, Ltd.


Performance

For the fiscal period ended September 30, the Evergreen Select Total Return Bond Fund's Class I and IS shares returned 2.83% and 2.79%, respectively. These returns are from the Fund's inception date of April 20, 1998, and do not represent an annual return.

                                   Portfolio
                                Characteristics
                                ---------------

         Total Net Assets                           $136,022,056
         .......................................................
         Average Credit Quality                                A
         .......................................................
         Average Maturity                              7.9 years
         .......................................................
         Average Duration                              4.8 years
         .......................................................


An Opportunistic Fixed Income Approach

The Total Return Bond Fund uses a core-plus, fixed income approach which seeks to enhance returns by opportunistically investing up to 35% of the portfolio in the high yield and international fixed income markets. The managers seek to add value over the benchmark, the Lehman Brothers Aggregate Index, by focusing primarily on sector allocation, credit analysis and security selection. In addition, because the Fund's different components tend to have a low correlation (returns don't necessarily rise and fall in sync with each other), the Fund's risk profile is reduced and returns are smoothed over time.

A Positive Backdrop for Bonds

The past 12 months represented a particularly strong period for bond investors, especially within the U.S. The Asian financial crisis effectively slowed U.S. economic growth and had a calming effect on inflation. As a result, interest rates fell and bond prices rose. In fact, the yield on the bellwether 30-year Treasury bond declined markedly, from 6.40% to 4.98% during the 12-month period ended September 30, 1998. A worldwide flight to quality fueled a spectacular performance of U.S. Treasuries while corporate bonds, mortgages and high-yield issues lagged behind.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 39.0%
Treasury Notes/Bonds -- 29.3%
Mortgage-Backed Securities -- 21.8%
Foreign Bonds -- 5.4%
Other assets and liabilities, net -- 3.1%
Yankee Obligations -- 1.4%

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Commentary


Sector Allocation and Investment
Strategy

During the past three months, the portfolio's weighting of international securities increased from 0% to 4.3%; purchases in this sector focused primarily on higher quality issues. These securities were typically from countries which enjoy solid political and economic stability and have large, liquid securities markets. It is also worth noting that effective October 1, 1998, the portfolio's fixed income component is being managed by First International Advisors, Ltd., a London-based international fixed income management firm that was acquired in August 1998. The Board approved appointing First International Advisers, Ltd. (formerly Analytic TSA International) as a sub-adviser for the Select Total Return Bond Fund.

The Fund's domestic high yield weighting was reduced from roughly 29% to 17% during the past three months. This move was undertaken to shelter the Fund from an especially turbulent period of underperformance in the high yield market. Conversely, following a modest weighting increase, domestic investment grade securities now represent 79% of the portfolio. Underlying this exposure was a nearly 30% weighting of U.S. Government and Agency issues, an area that enjoyed especially strong performance over the past several months.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 9/30/98 portfolio assets)

[PIE CHART APPEARS HERE]

U.S. Government -- 29.0%
U.S. Government Agency -- 21.7%
A -- 14.3%
B -- 10.9%
BAA - 9.8%
AAA - 7.5%
BA -- 5.0%
Not Rated -- 1.0%
AA -- 0.8%

Outlook

Looking to the remainder of the year, we believe the volatile, fixed income investing has created a degree of emotional overreaction and, consequently, has presented some attractive opportunities. Due to the spread widening near quarter-end, we are actively looking to increase the portfolio's international exposure to over 7%. Similarly, we believe recent problems in the high yield market have increased the attractiveness in some areas, and expect to increase this weighting by capitalizing on these opportunities.

--------------------------------------------------------------------------------
                                  Evergreen
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                                                           Year Ended September
                                                                                                    30,
                                                                                          ---------------------------
                                Seven Months                             Five Months
                                   Ended             Year Ended             Ended
                           September 30, 1998 (e) February 28, 1998 February 28, 1997 (a)  1996       1995     1994
 INSTITUTIONAL SHARES
 NET ASSET VALUE,
 BEGINNING OF PERIOD              $  9.75              $  9.71             $  9.68        $  9.65    $  9.61  $  9.93
                                  -------              -------             -------        -------    -------  -------
 .........................................................................................................................
 INCOME FROM INVESTMENT
 OPERATIONS
 .........................................................................................................................
 Net investment income               0.35                 0.64                0.28           0.64(b)    0.63     0.63
 .........................................................................................................................
 Net gains or losses on
  securities (both
  realized and
  unrealized)                       (0.07)                0.04                   0(d)           0       0.01    (0.49)
                                  -------              -------             -------        -------    -------  -------
 .........................................................................................................................
 Total from investment
  operations                         0.28                 0.68                0.28           0.64       0.64     0.14
                                  -------              -------             -------        -------    -------  -------
 .........................................................................................................................
 LESS DIVIDENDS (FROM NET
  INVESTMENT INCOME)                (0.35)               (0.64)              (0.25)         (0.61)     (0.60)   (0.46)
                                  -------              -------             -------        -------    -------  -------
 NET ASSET VALUE, END OF
 PERIOD                           $  9.68              $  9.75             $  9.71        $  9.68    $  9.65  $  9.61
                                  -------              -------             -------        -------    -------  -------
 .........................................................................................................................
 TOTAL RETURN                        2.88%                7.15%               2.97%          6.86%      6.87%    1.43%
 .........................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................................................................
 NET ASSETS, END OF
 PERIOD (THOUSANDS)               $23,174              $25,981             $70,264        $65,974    $23,616  $25,200
 .........................................................................................................................
 RATIOS TO AVERAGE NET
 ASSETS
 Total expenses                      0.33%(c)             0.30%               0.30%(c)       0.30%      0.30%    0.30%
 .........................................................................................................................
 Net investment income               6.12%(c)             6.63%               6.79%(c)       6.84%      6.61%    5.15%
 .........................................................................................................................
 PORTFOLIO TURNOVER RATE               46%                 107%                 44%            85%        56%      63%
 .........................................................................................................................

                                                                                                                   May 23, 1994
                                                                                               Year Ended        (Date of Initial
                                   Seven Months                             Five Months      September 30,       Public Offering)
                                      Ended             Year Ended             Ended         -----------------          to
                              September 30, 1998 (e) February 28, 1998 February 28, 1997 (a)  1996       1995   September 30, 1994
INSTITUTIONAL SERVICE SHARES
NET ASSET VALUE,
 BEGINNING OF PERIOD                  $ 9.76              $  9.72             $ 9.68         $  9.65    $ 9.61        $9.73
                                      ------              -------             ------         -------    ------        -----
 ....................................................................................................................................
INCOME FROM INVESTMENT
 OPERATIONS
 ....................................................................................................................................
Net investment income                   0.33                 0.59               0.28            0.65(b)   0.64         0.17
 ....................................................................................................................................
Net gains or losses on
 securities (both
 realized and unrealized)              (0.08)                0.06                  0(d)        (0.03)    (0.02)       (0.13)
                                      ------              -------             ------         -------    ------        -----
 ....................................................................................................................................
Total from investment
 operations                             0.25                 0.65               0.28            0.62      0.62         0.04
                                      ------              -------             ------         -------    ------        -----
 ....................................................................................................................................
LESS DIVIDENDS (FROM NET
 INVESTMENT INCOME)                    (0.33)               (0.61)             (0.24)          (0.59)    (0.58)       (0.16)
                                      ------              -------             ------         -------    ------        -----
 ....................................................................................................................................
NET ASSET VALUE, END OF
 PERIOD                               $ 9.68              $  9.76             $ 9.72         $  9.68    $ 9.65        $9.61
                                      ------              -------             ------         -------    ------        -----
 ....................................................................................................................................
TOTAL RETURN                            2.63%                6.89%              2.97%           6.60%     6.60%        0.35%
 ....................................................................................................................................
RATIOS/SUPPLEMENTAL DATA
 ....................................................................................................................................
NET ASSETS, END OF PERIOD
 (THOUSANDS)                          $9,645              $10,320             $3,564         $14,361    $2,871        $   1
 ....................................................................................................................................
RATIOS TO AVERAGE NET
 ASSETS
 Total expenses                         0.57%(c)             0.55%              0.55%(c)        0.55%     0.55%        0.43%(c)
 ....................................................................................................................................
 Net investment income                  5.82%(c)             6.15%              6.39%(c)        6.64%     6.70%        5.03%(c)
 ....................................................................................................................................
PORTFOLIO TURNOVER RATE                   46%                 107%                44%             85%       56%          63%
 ....................................................................................................................................

(a) The Fund changed its fiscal year end from September 30 to the last day of February, effective February 28, 1997
(b) Per share calculations based on weighted average shares outstanding.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) The Fund changed its fiscal year end from the last day of February to Sep-tember 30, effective September 30 1998.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                             Select Core Bond Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                          December 19, 1997
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.68
                                                               --------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                             0.51
 .............................................................................
 Net gains on securities (both realized and unrealized)            0.34
                                                               --------
 .............................................................................
 Total from investment operations                                  0.85
                                                               --------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                      (0.51)
                                                               --------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $  11.02
                                                               --------
 .............................................................................
 TOTAL RETURN                                                      8.12%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $125,070
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         0.42%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                     0.42%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                   0.54%(a)
 .............................................................................
  Net investment income                                            5.99%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                             77%
 .............................................................................

                                                            March 9, 1998
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SERVICE SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.66
                                                               --------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                             0.35
 .............................................................................
 Net gains on securities (both realized and unrealized)            0.36
                                                               --------
 .............................................................................
 Total from investment operations                                  0.71
                                                               --------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                      (0.35)
                                                               --------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $  11.02
                                                               --------
 .............................................................................
 TOTAL RETURN                                                      6.74%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $    286
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         0.68%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                     0.68%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                   0.79%(a)
 .............................................................................
  Net investment income                                            5.76%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                             77%
 .............................................................................

(a) Annualized.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                             Select Core Bond Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                          November 24, 1997
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL CHARITABLE SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.68
                                                               --------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                             0.55
 .............................................................................
 Net gains on securities (both realized and unrealized)            0.34
                                                               --------
 .............................................................................
 Total from investment operations                                  0.89
                                                               --------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                      (0.55)
                                                               --------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $  11.02
                                                               --------
 .............................................................................
 TOTAL RETURN                                                      8.55%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $471,421
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         0.42%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                     0.42%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                   0.53%(a)
 .............................................................................
  Net investment income                                            5.98%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                             77%
 .............................................................................

(a) Annualized.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                           Select Fixed Income Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                          November 24, 1997
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $   5.96
                                                               --------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                             0.31
 .............................................................................
 Net gains on securities (both realized and unrealized)            0.16
                                                               --------
 .............................................................................
 Total from investment operations                                  0.47
                                                               --------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                      (0.31)
                                                               --------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $   6.12
                                                               --------
 .............................................................................
 TOTAL RETURN                                                      8.06%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $668,907
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         0.52%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                     0.52%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                   0.63%(a)
 .............................................................................
  Net investment income                                            5.99%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                             46%
 .............................................................................

                                                            March 9, 1998
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SERVICE SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $   5.97
                                                               --------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                             0.20
 .............................................................................
 Net gains on securities (both realized and unrealized)            0.15
                                                               --------
 .............................................................................
 Total from investment operations                                  0.35
                                                               --------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                      (0.20)
                                                               --------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $   6.12
                                                               --------
 .............................................................................
 TOTAL RETURN                                                      5.94%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $  9,808
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         0.77%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                     0.77%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                   0.89%(a)
 .............................................................................
  Net investment income                                            5.65%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                             46%
 .............................................................................

(a) Annualized.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Evergreen
                            Select Income Plus Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                          November 24, 1997
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                         $     5.72
                                                              ----------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                              0.30
 .............................................................................
 Net gains on securities (both realized and unrealized)             0.20
                                                              ----------
 .............................................................................
 Total from investment operations                                   0.50
                                                              ----------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                       (0.30)
                                                              ----------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                               $     5.92
                                                              ----------
 .............................................................................
 TOTAL RETURN                                                       8.99%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                        $1,367,240
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                          0.51%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                      0.51%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                    0.61%(a)
 .............................................................................
  Net investment income                                             6.09%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                              37%
 .............................................................................

                                                            March 2, 1998
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SERVICE SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                         $     5.71
                                                              ----------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                              0.19
 .............................................................................
 Net gains on securities (both realized and unrealized)             0.21
                                                              ----------
 .............................................................................
 Total from investment operations                                   0.40
                                                              ----------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                       (0.19)
                                                              ----------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                               $     5.92
                                                              ----------
 .............................................................................
 TOTAL RETURN                                                       7.21%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                        $    7,528
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                          0.75%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                      0.75%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                    0.84%(a)
 .............................................................................
  Net investment income                                             5.80%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                              37%
 .............................................................................

(a) Annualized.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                          November 24, 1997
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $  64.84
                                                               --------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                             2.57
 .............................................................................
 Net gains on securities (both realized and unrealized)            2.27
                                                               --------
 .............................................................................
 Total from investment operations                                  4.84
                                                               --------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                      (2.57)
                                                               --------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $  67.11
                                                               --------
 .............................................................................
 TOTAL RETURN                                                      7.61%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $746,874
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         0.62%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                     0.62%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                   0.72%(a)
 .............................................................................
  Net investment income                                            4.59%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                             47%
 .............................................................................

                                                            March 2, 1998
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SERVICE SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $  65.91
                                                               --------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                             1.66
 .............................................................................
 Net gains on securities (both realized and unrealized)            1.20
                                                               --------
 .............................................................................
 Total from investment operations                                  2.86
                                                               --------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                      (1.66)
                                                               --------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $  67.11
                                                               --------
 .............................................................................
 TOTAL RETURN                                                      4.41%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $  4,736
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         0.89%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                     0.89%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                   0.99%(a)
 .............................................................................
  Net investment income                                            4.35%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                             47%
 .............................................................................

(a) Annualized.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                        Select International Bond Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                                                        December 15, 1993
                                   Three Months           Year Ended June 30,           (Commencement of
                                      Ended         ----------------------------------   Operations) to
                               September 30, 1998**  1998*    1997*    1996*    1995*    June 30, 1994*
 INSTITUTIONAL SHARES
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $  9.32        $  9.54  $  9.70  $  9.62  $  9.06       $ 10.00
                                     -------        -------  -------  -------  -------       -------
 .........................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................................................
 Net investment income                  0.11(b)        0.47     0.49     0.47     0.62          0.25
 .........................................................................................................
 Net gains or losses on
  securities (both realized
  and unrealized)                       0.22          (0.06)    0.09     0.30     0.24         (1.15)
                                     -------        -------  -------  -------  -------       -------
 .........................................................................................................
 Total from investment
  operations                            0.33           0.41     0.58     0.77     0.86         (0.90)
                                     -------        -------  -------  -------  -------       -------
 LESS DIVIDENDS (FROM NET
  INVESTMENT INCOME)                   (0.13)         (0.63)   (0.74)   (0.69)   (0.30)        (0.04)
                                     -------        -------  -------  -------  -------       -------
 .........................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                             $  9.52        $  9.32  $  9.54  $  9.70  $  9.62       $  9.06
                                     -------        -------  -------  -------  -------       -------
 .........................................................................................................
 TOTAL RETURN                           3.56%          4.42%    6.18%    8.00%    9.70%        (9.00)%
 .........................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................................................
 NET ASSETS, END OF PERIOD
  (THOUSANDS)                        $46,607        $36,722  $34,590  $32,998  $26,898       $24,957
 .........................................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                               0.76%(a)       0.81%    0.85%    0.71%    0.64%         0.73%(a)
 .........................................................................................................
 Expenses, excluding waivers
  and reimbursements                    1.22%(a)       1.00%    1.03%    0.95%    1.03%         1.12%(a)
 .........................................................................................................
 Net investment income                  4.89%(a)       4.90%    5.14%    5.81%    6.84%         5.04%(a)
 .........................................................................................................
 PORTFOLIO TURNOVER RATE                   3%            46%      90%      67%     133%          161%
 .........................................................................................................

                                                                                        December 15, 1993
                                   Three Months           Year Ended June 30,           (Commencement of
                                      Ended         ----------------------------------   Operations)  to
                               September 30, 1998**  1998*    1997*    1996*    1995*    June 30, 1994*
 INSTITUTIONAL SERVICE SHARES
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $  9.30        $  9.52  $  9.68  $  9.61  $  9.04       $ 10.00
                                     -------        -------  -------  -------  -------       -------
 .........................................................................................................
 Net gains or losses on
  securities (both realized
  and unrealized)                       0.23          (0.01)    0.14     0.12     0.24         (1.11)
                                     -------        -------  -------  -------  -------       -------
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................................................
 Total from investment
  operations                            0.34           0.39     0.56     0.73     0.85         (0.92)
                                     -------        -------  -------  -------  -------       -------
 Net investment income                  0.11(b)        0.40     0.42     0.61     0.61          0.19
 .........................................................................................................
 LESS DIVIDENDS (FROM NET
  INVESTMENT INCOME)                   (0.13)         (0.61)   (0.72)   (0.66)   (0.28)        (0.04)
                                     -------        -------  -------  -------  -------       -------
 .........................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                             $  9.51        $  9.30  $  9.52  $  9.68  $  9.61       $  9.04
                                     -------        -------  -------  -------  -------       -------
 .........................................................................................................
 TOTAL RETURN                           3.61%          4.16%    5.92%    7.74%    9.57%        (9.22)%
 .........................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................................................
 NET ASSETS, END OF PERIOD
  (THOUSANDS)                        $   129        $   198  $   182  $   152  $   170       $   167
 .........................................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                               1.00%(a)       1.06%    1.10%    0.96%    0.89%         0.98%(a)
 .........................................................................................................
 Expenses, excluding waivers
  and reimbursements                    1.46%(a)       1.25%    1.28%    1.20%    1.28%         1.37%(a)
 .........................................................................................................
 Net investment income                  4.65%(a)       4.65%    4.89%    5.56%    6.59%         4.79%(a)
 .........................................................................................................
 PORTFOLIO TURNOVER RATE                   3%            46%      90%      67%     133%          161%
 .........................................................................................................

(a) Annualized.
(b) Calculation based on average shares outstanding.
* On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets to Evergreen Select International Bond Fund. As CoreFund Global Bond Fund is the accounting survivor, its basis of accounting for as-sets and liabilities and its operating results for the periods prior to Au-gust 28, 1998 have been carried forward in these financial highlights.
**  The Fund changed its fiscal year end from June 30 to September 30.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Evergreen
                         Select Limited Duration Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                          November 24, 1997
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.42
                                                               -------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                            0.53(b)
 .............................................................................
 Net gains on securities (both realized and unrealized)           0.10
                                                               -------
 .............................................................................
 Total from investment operations                                 0.63
                                                               -------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                     (0.53)
                                                               -------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $ 10.52
                                                               -------
 .............................................................................
 TOTAL RETURN                                                     6.21%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $70,810
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                        0.30%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                    0.30%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                  0.60%(a)
 .............................................................................
  Net investment income                                           5.97%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                            78%
 .............................................................................

                                                            July 28, 1998
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SERVICE SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.41
                                                               -------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                            0.11(b)
 .............................................................................
 Net gains on securities (both realized and unrealized)           0.11
                                                               -------
 .............................................................................
 Total from investment operations                                 0.22
                                                               -------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                     (0.11)
                                                               -------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $ 10.52
                                                               -------
 .............................................................................
 TOTAL RETURN                                                     2.12%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $   614
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                        0.55%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                    0.55%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                  0.94%(a)
 .............................................................................
  Net investment income                                           5.84%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                            78%
 .............................................................................

(a) Annualized.
(b) Calculation based on average shares outstanding.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                                            April 20, 1998
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $ 100.00
                                                               --------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                             3.08
 .............................................................................
 Net gains on securities (both realized and unrealized)           (0.29)
                                                               --------
 .............................................................................
 Total from investment operations                                  2.79
                                                               --------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                      (3.08)
                                                               --------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $  99.71
                                                               --------
 .............................................................................
 TOTAL RETURN                                                      2.83%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $135,998
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
 .............................................................................
  Expenses                                                         0.41%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                     0.41%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                   0.67%(a)
 .............................................................................
  Net investment income                                            6.88%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                             80%
 .............................................................................

                                                            August 3, 1998
                                                           (Commencement of
                                                         Class Operations) to
                                                          September 30, 1998
 INSTITUTIONAL SERVICE SHARES
 NET ASSET VALUE, BEGINNING OF PERIOD                          $  99.67
                                                               --------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                             1.05
 .............................................................................
 Net gains on securities (both realized and unrealized)            0.04
                                                               --------
 .............................................................................
 Total from investment operations                                  1.09
                                                               --------
 .............................................................................
 LESS DIVIDENDS (FROM NET INVESTMENT INCOME)                      (1.05)
                                                               --------
 .............................................................................
 NET ASSET VALUE, END OF PERIOD                                $  99.71
                                                               --------
 .............................................................................
 TOTAL RETURN                                                      1.10%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)                         $     24
 .............................................................................
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                         0.66%(a)
 .............................................................................
  Expenses, excluding indirectly paid expenses                     0.66%(a)
 .............................................................................
  Expenses, excluding waivers and reimbursements                   0.92%(a)
 .............................................................................
  Net investment income                                            6.51%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                             80%
 .............................................................................

(a) Annualized.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

 Principal
   Amount                                                               Value
 ADJUSTABLE RATE MORTGAGE SECURITIES - 77.6%
            FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC ") - 34.4%
 $  784,420 FHLMC Pool #605343,
             7.607%, 3/1/19.......................................   $   822,661
  1,129,260 FHLMC Pool #605386,
             7.545%, 9/1/17.......................................     1,171,427
    570,824 FHLMC Pool #606541,
             7.411%, 3/1/21.......................................       588,308
    606,085 FHLMC Pool #606679,
             7.745%, 10/1/21......................................       625,686
    363,031 FHLMC Pool #607352,
             7.569%, 4/1/22.......................................       377,327
  2,257,299 FHLMC Pool #608034,
             7.084%, 6/1/16.......................................     2,312,603
     81,703 FHLMC Pool #785114,
             7.466%, 7/1/19.......................................        84,447
  1,675,168 FHLMC Pool #845063,
             7.674%, 11/1/21......................................     1,740,081
  1,631,955 FHLMC Pool #845070,
             7.593%, 1/1/22.......................................     1,699,273
    861,760 FHLMC Pool #845082,
             7.414%, 3/1/22.......................................       888,690
    777,020 FHLMC Pool #846163,
             7.374%, 7/1/30.......................................       798,995
    161,301 FHLMC Pool #865220,
             7.991%, 4/1/20.......................................       165,006
                                                                     -----------
                                                                      11,274,504
                                                                     -----------
            FEDERAL NATIONAL MORTGAGE ASSOC. ("FNMA") - 43.2%
    263,072 FNMA Pool #070033,
             7.210%, 10/1/17......................................       269,238
  1,034,110 FNMA Pool #070119,
             7.440%, 11/1/17......................................     1,074,182
    292,437 FNMA Pool #070179,
             7.151%, 7/1/27.......................................       299,472
    805,770 FNMA Pool #090678,
             7.477%, 9/1/18.......................................       837,501
    349,873 FNMA Pool #092086,
             7.416%, 10/1/16......................................       359,603
    677,188 FNMA Pool #094564,
             7.270%, 1/1/16.......................................       690,312
    729,753 FNMA Pool #095405,
             7.517%, 12/1/19......................................       759,399
    217,977 FNMA Pool #102905,
             7.360%, 7/1/20.......................................       225,369
    686,735 FNMA Pool #124015,
             7.226%, 11/1/18......................................       703,478
    538,450 FNMA Pool #124204,
             7.464%, 1/1/22.......................................       552,417
  2,298,699 FNMA Pool #124289,
             7.393%, 9/1/21.......................................     2,372,695
  1,163,001 FNMA Pool #124945,
             7.503%, 1/1/31.......................................     1,195,344
    488,739 FNMA Pool #142963,
             7.450%, 1/1/22.......................................       496,760
    196,486 FNMA Pool #303247,
             7.276%, 12/1/22......................................       200,754

  Principal
    Amount                                                             Value
 ADJUSTABLE RATE MORTGAGE SECURITIES - CONTINUED
              FEDERAL NATIONAL MORTGAGE ASSOC.
               ("FNMA") - CONTINUED
 $  1,331,981 FNMA Pool #313663,
               7.291%, 5/1/22....................................   $ 1,369,023
      687,030 FNMA Pool #313994,
               7.475%, 12/1/23...................................       697,027
      997,084 FNMA Pool #331526,
               6.119%, 5/1/36....................................     1,010,794
      108,491 FNMA Pool #391290,
               7.444%, 2/1/17....................................       109,423
      953,392 FNMA Pool #423207,
               5.826%, 4/1/38....................................       956,377
                                                                    -----------
                                                                     14,179,168
                                                                    -----------
              Total Adjustable Rate Mortgage Securities (cost
               $25,609,219)......................................    25,453,672
                                                                    -----------
 FIXED RATE MORTGAGE SECURITIES - 12.0%
              FHLMC - 3.3%
      849,702 FHLMC STRIPS CMO Series 20, Class F, IO
               6.465%, 7/1/29....................................       851,030
      185,113 FHLMC Pool #B00475
               10.500%, 4/1/04...................................       192,770
       29,032 FHLMC Pool #277831
               7.250%, 11/1/08...................................        29,373
                                                                    -----------
                                                                      1,073,173
                                                                    -----------
              FNMA - 4.7%
      562,127 FNMA Pool #004534,
               10.750%, 10/1/12..................................       614,883
      388,976 FNMA Pool #058442
               11.000%, 1/1/18...................................       428,274
      377,719 FNMA Pool #070472
               10.500%, 3/1/01...................................       389,077
      118,188 FNMA Pool #100051
               9.500%, 4/15/05...................................       124,097
                                                                    -----------
                                                                      1,556,331
                                                                    -----------
              GOVERNMENT NATIONAL MORTGAGE ASSOC. ("GNMA") - 4.0%
    1,285,067 GNMA Pool #268164,
               10.250%, 11/15/29.................................     1,326,035
                                                                    -----------
              Total Fixed Rate Mortgage Securities
               (cost $3,984,357).................................     3,955,539
                                                                    -----------
 GOVERNMENT AGENCY NOTES - 0.8%
      250,000 Federal Home Loan Bank,
               5.500%, 08/13/01 (cost $249,297)..................       255,560
                                                                    -----------
 U.S. TREASURY NOTES - 6.3%
      155,000 U.S. Treasury Notes,
               6.250%, 8/31/02...................................       165,342
    1,400,000 U.S. Treasury Notes,
               5.750%, 11/30/02..................................     1,472,842
      400,000 U.S. Treasury Notes,
               5.500%, 5/31/03...................................       419,624
                                                                    -----------
              Total U.S. Treasury Notes
               (cost $1,982,192).................................     2,057,808
                                                                    -----------

                  See Combined Notes to Financial Statements.

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                                  Evergreen
                          Select Adjustable Rate Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

 Principal
   Amount                                                             Value
 REPURCHASE AGREEMENT - 2.7%
 $  896,000 Keystone Joint Repurchase Agreement (Investments in
             repurchase agreements, in a joint trading account,
             purchased 9/30/98)
             5.600%, 10/1/98 (cost $896,000) maturity value,
             $896,138 (a).......................................   $   896,000
                                                                   -----------
            TOTAL INVESTMENTS -
             (COST $32,721,065)............................    99.4%  32,618,579
            OTHER ASSETS AND
             LIABILITIES - NET.............................     0.6      199,973
                                                              -----  -----------
            NET ASSETS -...................................   100.0% $32,818,552
                                                              =====  ===========

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1998.

Note: The maturity date included in each security description is the stated maturity date. The effective maturity of each security may be shorter due to current and projected prepayment rates. Changes in interest rates may accelerate or slow prepayment of mortgage obligations.

SUMMARY OF ABBREVIATIONS:
CMO    Collateralized Mortgage Obligation
STRIPS Separate Trading of Registered Interest and Principal of Securities
IO     Interest Only

                  See Combined Notes to Financial Statements.

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                                   Evergreen
                             Select Core Bond Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

 Principal
   Amount                                                              Value
 ASSET-BACKED SECURITIES - 1.6%
 $  514,822 Advanta Mortgage Loan Trust,
            6.85%, 5/25/12.......................................   $    513,810
  4,832,483 Delta Funding Home Equity
             Loan Trust,
            6.60%, 1/25/12.......................................      4,835,938
  2,000,000 Jet Equipment Trust,
            9.41%, 6/15/10(a)....................................      2,486,116
  2,015,000 UCFC Loan Trust,
            7.15%, 12/15/13......................................      2,078,854
                                                                    ------------
            Total Asset-Backed Securities (cost $9,803,444)......      9,914,718
                                                                    ------------
 CORPORATE BONDS - 19.6%
            BANKS - 4.7%
  1,000,000 Harris Bancorp,
            9.375%, 6/1/01.......................................      1,100,984
  4,000,000 NBD Bank N.A.,
             Subordinated Note,
            8.25%, 11/1/24.......................................      4,809,984
  5,000,000 NCNB Texas National Bank
             Dallas, Texas,
            9.50%, 6/1/04........................................      5,999,150
  8,000,000 State Street Bank Corp.,
            7.35%, 6/15/26.......................................      9,165,800
  2,455,000 SunTrust Banks Inc.,
            6.00%, 2/15/26.......................................      2,510,407
  4,000,000 Westpac Banking,
            9.125%, 8/15/01......................................      4,385,976
                                                                    ------------
                                                                      27,972,301
                                                                    ------------
            FINANCE - 5.8%
  6,500,000 Associates Corp. N.A.,
            5.96%, 5/15/37.......................................      6,579,371
  7,930,000 Chrysler Financial Corp. MTN,
            6.16%, 7/28/99.......................................      7,969,230
  1,300,000 Ford Motor Credit Co.,
            8.00%, 1/15/99.......................................      1,308,168
  7,500,000 General Electric Capital Corp.,
            6.29%, 12/15/07......................................      7,750,425
  3,150,000 General Motors Acceptance Corp.,
            7.75%, 1/15/99.......................................      3,168,421
  1,500,000 KFW International Finance,
            8.85%, 6/15/99.......................................      1,538,433
  1,700,000 Lincoln National Corp.,
            7.00%, 3/15/18.......................................      1,760,593
  1,600,000 Merrill Lynch & Co. Inc.,
            8.40%, 11/1/19.......................................      1,828,202
  2,250,000 WMC Finance USA Ltd.,
            6.50%, 11/15/03......................................      2,368,323
                                                                    ------------
                                                                      34,271,166
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 1.6%
  5,338,000 Dow Chemical Co.,
            8.55%, 10/15/09......................................      6,467,873
  3,000,000 Owens Corning,
            7.50%, 5/1/05........................................      3,182,685
                                                                    ------------
                                                                       9,650,558
                                                                    ------------
            INSURANCE - 0.7%
  3,800,000 Allstate Corp.,
            6.75%, 5/15/18.......................................      3,864,163
                                                                    ------------

  Principal
    Amount                                                             Value
 CORPORATE BONDS - CONTINUED
              MANUFACTURING - DISTRIBUTING - 1.1%
 $  2,100,000 Deere & Co.,
              8.95%, 6/15/19.....................................   $  2,643,936
    3,500,000 Ford Motor Co.,
              9.00%, 9/15/01.....................................      3,879,449
                                                                    ------------
                                                                       6,523,385
                                                                    ------------
              OIL/ENERGY - 3.0%
   14,160,000 Phillips Petroleum Co.,
              7.125%, 3/15/28....................................     14,917,702
    3,000,000 Tenaska Washington
               Partners LP
              6.79%, 9/23/11 (a).................................      3,142,500
                                                                    ------------
                                                                      18,060,202
                                                                    ------------
              PAPER & PACKAGING - 2.1%
    5,520,000 Caliber Systems Inc.,
              7.80%, 8/1/06......................................      6,001,863
    6,000,000 Westvaco Corp.,
              7.75%, 2/15/23.....................................      6,754,260
                                                                    ------------
                                                                      12,756,123
                                                                    ------------
              UTILITIES - 0.6%
    1,100,000 Alltel Corp.,
              6.50%, 11/1/13.....................................      1,213,425
    2,000,000 Carolina Power & Light Co.,
              8.625%, 9/15/21....................................      2,598,606
                                                                    ------------
                                                                       3,812,031
                                                                    ------------
              Total Corporate Bonds (cost $110,346,023)..........    116,909,929
                                                                    ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
    2,801,488 Collateralized Mortgage
               Obligation Trust 22,
              7.95%, 5/1/17......................................      2,832,598
       47,937 Drexel Burnham Lambert CMO,
              8.50%, 7/1/14......................................         48,024
                                                                    ------------
              Total Collateralized Mortgage Obligations
               (cost $2,863,618).................................      2,880,622
                                                                    ------------
 MORTGAGE-BACKED SECURITIES - 39.3%
              Federal Home Loan Mortgage Corp.:
    7,873,374 6.44%, 9/1/27......................................      8,121,952
   17,757,713 6.50%, 4/1/28......................................     18,094,044
   17,399,678 7.00%, 4/1/28......................................     17,876,081
    1,446,882 7.50%, 5/1/09......................................      1,492,097
    1,863,315 7.667%, 8/1/26.....................................      1,973,381
      761,028 8.00%, 10/1/25.....................................        786,812
              Federal Home Loan Mortgage PC Guaranteed:
    2,900,000 5.85%, 1/25/19.....................................      2,931,174
    2,000,000 6.50%, 4/15/18.....................................      2,031,067
              Federal National Mortgage Assoc.:
   58,609,941 6.00%, 11/1/00 - 5/15/08...........................     62,469,093
    5,038,078 6.16%, 8/1/37......................................      5,155,117
    5,174,664 6.46%, 9/1/27......................................      5,271,860

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                                   Evergreen
                             Select Core Bond Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                              Value
 MORTGAGE-BACKED SECURITIES - CONTINUED
             Federal National Mortgage Assoc. - continued
 $11,109,438 6.50%, 10/1/00 - 10/1/27............................   $ 11,328,160
   1,318,253 7.272%, 12/1/25.....................................      1,353,485
             Federal National Mortgage Assoc. REMIC:
   6,098,250 5.50%, 2/25/15......................................      6,088,767
   4,600,000 7.75%, 9/25/22......................................      4,945,013
             Government National Mortgage Assoc.:
   2,844,497 6.00%, 3/15/11 - 4/15/11............................      2,889,583
  20,957,769 6.50%, 10/1/98 - 7/15/28............................     21,464,133
  40,816,250 7.00%, 10/1/98 - 7/15/28............................     42,109,141
   4,628,466 7.50%, 8/15/12 - 3/15/26............................      4,801,138
  11,390,685 8.00%, 6/15/24 - 8/15/27............................     11,916,743
     872,645 9.00%, 4/15/20 - 8/15/21............................        931,277
     355,552 9.50%, 2/15/21......................................        384,219
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $230,488,901)................................    234,414,337
                                                                    ------------
 U.S. AGENCY OBLIGATIONS - 3.8%
             Farm Credit Systems
              Financial Assistance Corp.:
   8,300,000 8.80%, 6/10/05......................................     10,136,018
   6,000,000 9.375%, 7/21/03.....................................      7,169,820
   5,000,000 Federal Farm Credit Bank,
             8.65%, 10/1/99......................................      5,186,295
                                                                    ------------
             Total U.S. Agency Obligations
              (cost $19,254,627).................................     22,492,133
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 13.3%
             U.S. Treasury Bonds:
  10,185,000 6.875%, 8/15/25.....................................     12,654,873
   1,400,000 8.75%, 5/15/17......................................      2,000,688
   3,950,000 8.875%, 8/15/17.....................................      5,713,924
             U.S. Treasury Notes:
   5,093,800 3.625%, 7/15/02.....................................      5,117,679
  35,000,000 5.875%, 1/31/99 - 11/15/05..........................     36,896,900
  15,000,000 6.50%, 10/15/06.....................................     17,043,765
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $77,298,446).................................     79,427,829
                                                                    ------------
 YANKEE OBLIGATIONS - 13.2%
             Bayerische Landesbank Girozen:
   5,000,000 6.20%, 2/9/06.......................................      5,168,725
   2,500,000 6.375%, 8/31/00.....................................      2,556,282

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $12,348,000 U.S. Treasury Notes, 5.50% due 3/31/03 and $20,180,000 U.S. Treasury Notes, 5.375%
    due 6/30/03 with an aggregate value, including accrued interest of $34,102,106.

SUMMARY OF ABBREVIATIONS:
MTN   Medium Term Note
CMO   Collateralized Mortgage Obligation
REMIC Real Estate Mortgaged Investment Conduit

  Principal
   Amount                                                              Value
 YANKEE OBLIGATIONS - CONTINUED
 $ 7,000,000 BHP Finance USA Ltd.,
             8.50%, 12/1/12......................................   $  8,667,876
   2,000,000 Export Development Corp.,
             8.125%, 8/10/99.....................................      2,046,768
  13,330,000 Hydro-Quebec,
             8.00%, 2/1/13.......................................     15,777,921
   3,500,000 Japan Finance Corp.
              Municipal Enterprises,
             6.85%, 4/15/06......................................      3,865,060
             Korea Development Bank:
   5,000,000 6.625%, 11/21/03....................................      3,849,550
   6,350,000 7.125%, 9/17/01.....................................      5,427,174
   1,500,000 New Brunswick Province Canada,
             7.625%, 2/15/13.....................................      1,788,285
   8,020,000 Petro Canada Ltd.,
             8.60%, 1/15/10......................................     10,370,101
   5,300,000 Philips Electers N V,
             7.125%, 5/15/25.....................................      5,965,320
   3,000,000 Placer Dome Inc.,
             8.50%, 12/31/45.....................................      3,281,718
             Svenska Handelsbanken:
   3,500,000 8.125%, 8/15/07.....................................      4,073,100
   5,000,000 8.35%, 7/15/04......................................      5,720,445
                                                                    ------------
             Total Yankee Obligations
              (cost $71,425,023).................................     78,558,325
                                                                    ------------
 REPURCHASE AGREEMENT - 5.6%
  33,433,304 Dresdner Bank AG,
             5.00%, dated 9/30/98, due 10/1/98 cost $33,433,304
             maturity value, $33,437,947 (b).....................     33,433,304
                                                                    ------------
   Shares

 MUTUAL FUND SHARES - 1.9%
  11,716,395 Valiant General Fund,
              (cost $11,716,395) ................................     11,716,395
                                                                    ------------

     TOTAL INVESTMENTS -
      (COST $566,629,781).................................    98.8%  589,747,592
     OTHER ASSETS AND
      LIABILITIES - NET...................................     1.2     7,028,838
                                                             -----  ------------
     NET ASSETS -.........................................   100.0% $596,776,430
                                                             =====  ============

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                           Select Fixed Income Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 12.6%
             Amresco Residential Securities Mortgage Loan Trust:
 $ 6,203,713 Series 98-2, Class A1,
             6.50%, 11/25/15.....................................  $  6,230,792
   8,000,000 Series 98-2, Class A2,
             6.245%, 4/25/22.....................................     8,093,960
             Case Equipment Loan Trust:
     500,000 Series 95-B, Class CTFS,
             6.45%, 9/15/02......................................       502,442
   1,857,000 Series 97-B, Class A4,
             6.41%, 9/15/04......................................     1,912,181
     200,000 Series 98-A, Class A4,
             5.83%, 2/15/05......................................       203,419
             Contimortgage Home Equity Loan Trust:
   4,999,962 Series 96-1, Class A5,
             6.15%, 3/15/11......................................     5,079,786
   3,185,000 Series 97-2, Class A9,
             7.09%, 4/15/28......................................     3,365,323
   1,640,000 Series 97-4, Class A3,
             6.26%, 7/15/12......................................     1,650,717
   5,495,999 Empire Funding Home Loan Owner Trust,
             Series 98-1, Class A4,
             6.64%, 12/25/12.....................................     5,665,220
     917,447 EQCC Home Equity Loan Trust,
             Series 96-1, Class A2,
             5.82%, 9/15/09......................................       921,405
             First Plus Home Loan Trust:
     660,000 Series 97-2, Class A5,
             6.82%, 4/10/23......................................       677,665
   2,455,000 Series 97-3, Class A5,
             6.86%, 10/10/13.....................................     2,531,576
     731,562 First Security Auto Grantor Trust,
             Series 95-A, Class A,
             6.25%, 1/15/01......................................       733,102
     346,112 Federal National Mortgage Assoc.,
             Series 95-W5, Class A1,
             6.23%, 12/25/25.....................................       345,400
     615,811 GCC Home Equity Trust,
             Series 90-1, Class A,
             10.00%, 7/15/05.....................................       617,495
   1,147,662 Heller Equipment Asset Receivables Trust,
             Series 97-1, Class A2,
             6.39%, 5/25/05......................................     1,160,476
   1,311,000 IMC Home Equity Loan Trust,
             Series 97-2, Class A3,
             6.94%, 11/20/11.....................................     1,326,502
   2,329,038 Life Financial Home Loan Owner Trust,
             Series 97-3, Class A2,
             6.79%, 10/25/11.....................................     2,368,713
             MBNA Master Credit Card Trust:
   2,910,000 Series 96-J, Class A,
             5.74%, 2/15/06......................................     2,909,753
   1,570,000 Series 98-A, Class A,
             5.70%, 8/15/05......................................     1,568,249
   1,700,000 Metlife Capital Equipment Loan Trust,
             Series 97-A, Class A,
             6.85%, 5/20/08......................................     1,799,961

  Principal
   Amount                                                              Value

 ASSET-BACKED SECURITIES - CONTINUED
 $   532,018 Olympic Automobile Receivables Trust,
             Series 95-D, Class B,
             6.10%, 4/15/02......................................   $    535,921
             Premier Auto Trust:
   1,500,000 Series 95-3, Class CTFS,
             6.25%, 8/6/01.......................................      1,511,573
   2,265,000 Series 97-3, Class A5,
             6.34%, 1/6/02.......................................      2,320,979
   2,705,000 Series 98-2, Class A4,
             5.82%, 12/6/02......................................      2,763,631
   3,468,184 Prudential Securities Secured Financing Corp.,
             Series 94-4, Class A1,
             8.12%, 2/15/25......................................      3,699,252
   2,840,000 Sears Credit Account Master Trust,
             Series 95-3, Class A,
             7.00%, 10/15/04.....................................      2,931,040
   2,500,000 Southern Pacific Secured Assets Corp.,
             Series 98-1, Class A6,
             7.08%, 3/25/28......................................      2,667,946
             The Money Store Home Equity Trust:
     993,370 Series 92-B, Class A,
             6.90%, 7/15/07......................................      1,003,914
   2,367,000 Series 96-D, Class A9,
             7.00%, 4/15/28......................................      2,489,388
   1,500,000 Series 97-D, Class AF7,
             6.485%, 12/15/28....................................      1,549,067
   3,697,000 Toyota Auto Lease Trust,
             Series 97-A, Class A2,
             6.35%, 4/26/04......................................      3,849,372
     819,744 Union Acceptance Corp.,
             Series 96-A, Class A,
             5.40%, 4/7/03.......................................        821,068
   1,408,491 Western Financial Grantor Trust,
             Series 95-3, Class A2,
             6.05%, 11/1/00......................................      1,414,949
             WFS Financial Owner Trust:
   5,000,000 Series 97-D, Class A4,
             6.25%, 3/20/03......................................      5,114,500
   3,200,000 Series 98-A, Class A4,
             5.95%, 2/20/03......................................      3,291,984
                                                                    ------------
             Total Asset-Backed Securities
              (cost $83,887,042).................................     85,628,721
                                                                    ------------
 CORPORATE BONDS - 23.8%
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.8%
   5,000,000 Johnson Controls, Inc.,
             Sr. Notes,
             6.30%, 2/1/08.......................................      5,283,135
                                                                    ------------
             BANKS - 2.3%
      85,000 Banc One Corp.,
             Sr. Notes (Subord.),
             7.60%, 5/1/07.......................................         95,311
     682,000 Banca Commerziale Italiana,
             8.25%, 7/15/07......................................        790,487
             BB & T Corp.,
             Sr. Notes (Subord.):
   6,850,000 6.375%, 6/30/05.....................................      7,112,650
   1,000,000 7.05%, 5/23/03......................................      1,067,547

--------------------------------------------------------------------------------
                                   Evergreen
                           Select Fixed Income Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                            Value

 CORPORATE BONDS - CONTINUED
             BANKS - CONTINUED
 $ 1,545,000 Bear Stearns Co.,
             Sr. Notes,
             6.65%, 12/1/04....................................   $  1,603,280
   2,120,000 NationsBank Corp.,
             Sr. Notes,
             5.75%, 3/15/01....................................      2,139,814
   1,970,000 Security Pacific Corp.,
             Sr. Notes (Subord.),
             11.50%, 11/15/00..................................      2,207,338
     899,000 Societe Generale New York,
             Sr. Notes (Subord.),
             7.40%, 6/1/06.....................................        966,555
                                                                  ------------
                                                                    15,982,982
                                                                  ------------
             BUILDING PRODUCTS - 0.2%
   1,545,000 CSR America, Inc.,
             Sr. Notes,
             6.875%, 7/21/05...................................      1,690,456
                                                                  ------------
             CABLE/OTHER VIDEO DISTRIBUTION - 0.5%
   1,288,000 Tele-Communications, Inc.,
             Sr. Notes,
             7.25%, 8/1/05.....................................      1,415,604
   1,690,000 Time Warner, Inc.,
             Sr. Notes,
             8.11%, 8/15/06....................................      1,954,767
                                                                  ------------
                                                                     3,370,371
                                                                  ------------
             DIVERSIFIED COMPANIES - 0.2%
   1,355,000 Philip Morris Co., Inc.,
             6.15%, 3/15/00....................................      1,373,211
                                                                  ------------
             FINANCE & INSURANCE - 15.3%
   7,000,000 Associated P&C Holdings, Inc.,
             Sr. Notes,
             6.75%, 7/15/03 (a)................................      7,176,540
             Associates Corp. of North America:
             Sr. Notes,
   5,000,000 6.00%, 6/15/00....................................      5,061,670
   1,890,000 6.75%, 7/15/01....................................      1,966,991
   2,000,000 Chase Manhattan Corp.,
             Sr. Notes (Subord.),
             8.00%, 5/15/04....................................      2,025,180
   3,720,000 CIT Group Holdings, Inc.,
             Sr. Notes,
             6.375%, 8/1/02....................................      3,853,760
   2,000,000 Commercial Credit Co.,
             Sr. Notes,
             6.75%, 5/15/00....................................      2,046,152
   1,600,000 Duke Capital Corp.,
             Sr. Notes, Series A,
             6.25%, 7/15/05....................................      1,652,637
             First Chicago Corp.:
   3,000,000 MTN, Sr. Notes (Subord.),
             9.20%, 12/17/01...................................      3,342,285
   7,725,000 Sr. Notes (Subord.),
             9.00%, 6/15/99....................................      7,907,094
   8,750,000 First Security Corp.,
             MTN,
             6.08%, 2/9/01.....................................      8,869,945

  Principal
   Amount                                                              Value

 CORPORATE BONDS - CONTINUED
             FINANCE & INSURANCE - CONTINUED
 $ 3,567,000 General Motors Acceptance Corp.,
             Sr. Notes,
             5.875%, 1/22/03.....................................   $  3,638,319
   2,250,000 Horace Mann Educators Corp.,
             Sr. Notes,
             6.625%, 1/15/06.....................................      2,384,447
   3,620,000 Household Finance Corp. MTN,
             Sr. Notes,
             6.00%, 5/8/00.......................................      3,646,433
             Lehman Brothers Holdings:
   5,000,000 Sr. Notes,
             6.625%, 11/15/00....................................      4,987,625
      75,000 Sr. Notes, MTN,
             6.71%, 10/12/99.....................................         74,926
             Lehman Brothers, Inc.:
   3,500,000 MTN, Sr. Notes (Subord.),
             6.84%, 10/7/99......................................      3,500,889
   2,640,000 Sr. Notes (Subord.),
             7.25%, 4/15/03......................................      2,695,730
   1,695,000 Loews Corp.,
             Sr. Notes,
             6.75%, 12/15/06.....................................      1,825,740
   1,289,000 Macsaver Financial Services, Inc.,
             Sr. Notes,
             7.60%, 8/1/07.......................................        889,971
   2,350,000 Merrill Lynch & Co.,
             6.00%, 2/12/03......................................      2,403,079
             Metropolitan Life Insurance Co.:
             Sr. Notes,
   5,000,000 6.30%, 11/1/03 (a)..................................      5,071,015
   5,000,000 7.00%, 11/1/05 (a)..................................      5,379,735
   3,210,000 Morgan Stanley Dean Witter, MTN,
             Sr. Notes,
             5.89%, 3/20/00......................................      3,232,425
   1,020,000 NCNB Corp.,
             Sr. Notes (Subord.),
             9.125%, 10/15/01....................................      1,131,568
   1,665,000 Paine Webber Group, Inc.,
             Sr. Notes,
             6.50%, 11/1/05......................................      1,701,603
   2,405,000 Salomon Smith Barney, Inc.,
             Sr. Notes,
             6.25%, 1/15/05......................................      2,454,846
   3,000,000 SFFED Corp.
             Sr. Debs.,
             11.20%, 9/1/04 (a)..................................      3,603,750
   5,000,000 Swiss Bank Corp. New York,
             Sr. Notes (Subord.),
             6.75%, 7/15/05......................................      5,336,705
   5,000,000 Traveler's Group, Inc.,
             Sr. Notes,
             6.125%, 6/15/00.....................................      5,076,530
   1,000,000 U.S. Life Corp.,
             Sr. Notes,
             6.375%, 6/15/00.....................................      1,018,984
                                                                    ------------
                                                                     103,956,574
                                                                    ------------

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--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                            Value

 CORPORATE BONDS - CONTINUED
             FOOD & BEVERAGE PRODUCTS - 0.3%
 $ 1,800,000 Nabisco, Inc.,
             Sr. Notes,
             6.00%, 2/15/01....................................   $  1,819,530
                                                                  ------------
             HEALTHCARE PRODUCTS & SERVICES - 1.0%
   7,175,000 Columbia/HCA Healthcare Corp.,
              MTN,
             6.875%, 7/15/01...................................      7,060,760
                                                                  ------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.2%
   1,000,000 Harcourt General, Inc.,
             Sr. Notes,
             8.25%, 6/1/02.....................................      1,067,462
                                                                  ------------
             OFFICE EQUIPMENT & SUPPLIES - 0.6%
   4,143,631 Xerox Rental Equipment Trust,
             6.20%, 12/26/05 (a)...............................      4,196,980
                                                                  ------------
             OIL/ENERGY - 0.9%
     423,000 Commonwealth Edison Co.,
             MTN,
             9.05%, 10/15/99...................................        436,902
   3,675,000 Pacific Gas,
             Sr. Notes,
             7.10%, 6/1/05.....................................      4,036,480
   1,410,000 USX Corp.,
             Sr. Debs.,
             9.625%, 8/15/03...................................      1,652,381
                                                                  ------------
                                                                     6,125,763
                                                                  ------------
             REAL ESTATE - 0.2%
   1,250,000 EOP Operating LP,
             Sr. Notes,
             6.376%, 2/15/12...................................      1,277,703
                                                                  ------------
             RETAILING & WHOLESALE - 0.3%
   1,585,000 Gap Inc.,
             Sr. Notes,
             6.90%, 9/15/07....................................      1,749,074
                                                                  ------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 0.3%
   2,000,000 MCI Worldcom Inc.,
             Sr. Notes,
             6.125%, 8/15/01...................................      2,054,534
                                                                  ------------
             TRANSPORTATION - 0.5%
   2,968,597 Continental Airlines, Inc.,
             Series 971B,
             7.461%, 4/1/13....................................      3,289,725
                                                                  ------------
             UTILITIES - 0.2%
   1,200,000 Pennsylvania Power & Light Co.,
             7.75%, 5/1/02.....................................      1,296,463
                                                                  ------------
             Total Corporate Bonds
             (cost $156,269,582)...............................    161,594,723
                                                                  ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 12.5%
   5,350,000 Carco Auto Loan Master Trust,
             Series 97-1, Class A,
             6.689%, 8/15/04...................................      5,525,595
   1,089,284 Citicorp Mortgage Securities, Inc.,
             7.25%, 2/25/27....................................      1,095,302
   5,000,000 CS First Boston Mortgage Securities Corp.,
             Series 1998-C1, Class A1B,
             6.48%, 5/17/08....................................      5,240,875

  Principal
   Amount                                                              Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
             CWMBS, Inc.:
 $   775,916 Series 97-A1, Class A1,
             7.00%, 3/25/27......................................   $    782,864
   1,720,000 Series 97-A3, Class A10,
             7.25%, 5/25/27......................................      1,736,134
   2,250,000 DLJ Mortgage Acceptance Corp.,
             Series 93-MF7, Class A2,
             7.95%, 6/18/03......................................      2,480,321
             Federal Home Loan Mortgage Corp.:
   4,160,314 Series 1342, Class F,
             7.40%, 10/15/05.....................................      4,189,332
   1,675,000 Series 1519, Class F,
             6.75%, 3/15/07......................................      1,729,920
   8,048,668 Series 1991, Class PA,
             6.00%, 3/15/14......................................      8,096,759
   5,183,532 Series B-02, Class 1,
             5.75%, 10/15/16.....................................      5,200,767
             Federal Home Loan Mortgage Corp. PC Gtd.:
   4,640,444 Series 12, Class A,
             9.25%, 11/15/19.....................................      4,889,644
   1,151,584 Series 1608, Class FN,
             6.325%, 11/15/23....................................      1,151,228
   1,051,577 Series 1935, Class FL,
             6.325%, 2/15/27.....................................      1,053,566
             Federal National Mortgage Assoc.:
     756,496 Series 91-61, Class G,
             7.00%, 9/25/20......................................        759,715
     690,634 Series 97-16, Class F,
             6.488%, 11/18/18....................................        691,770
   5,750,000 Series 98-W8, Class A4,
             6.02%, 9/25/28......................................      5,789,675
             GE Capital Mortgage Services, Inc.:
   4,667,980 Series 94-10, Class A14,
             6.50%, 3/25/24......................................      4,654,233
   1,019,706 Series 97-3, Class A4,
             7.50%, 4/25/27......................................      1,023,393
   5,000,000 Iroquois Trust,
             Series 97-3, Class A,
             6.68%, 11/10/03 (a) ................................      5,168,875
   3,000,000 Nationslink Funding Corp.,
             Series 98-1, Class D,
             6.803%, 1/20/08.....................................      3,101,730
             Potomac Gurnee Finance Corp.:
   2,438,861 Series 1, Class A,
             6.887%, 12/21/26 (a) ...............................      2,658,321
   2,000,000 Series 1, Class B,
             7.003%, 12/21/26 (a) ...............................      2,183,390
   4,788,537 Prudential Home Mortgage Securities,
             Series 93-39, Class A8,
             6.50%, 10/25/08.....................................      4,847,317
   3,488,871 Saxon Mortgage Securities Corp.,
             Series 93-8A, Class 1A2,
             7.375%, 9/25/23.....................................      3,529,264
   7,000,000 Structured Asset Securities Corp.,
             Series 96-CFL, Class C,
             6.525%, 2/25/28.....................................      7,163,485
                                                                    ------------
             Total Collateralized Mortgage Obligations
             (cost $82,980,870)..................................     84,743,475
                                                                    ------------

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                                   Evergreen
                           Select Fixed Income Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value

 MORTGAGE-BACKED SECURITIES - 2.3%
             Federal Home Loan Mortgage Corp.:
 $ 1,383,640 Pool #G40281,
             6.50%, 7/1/04......................................   $  1,406,747
   2,744,657 Pool #G50352,
             7.00%, 1/1/00......................................      2,765,270
     345,891 Pool #L73490,
             6.00%, 12/1/00.....................................        348,128
     154,138 Pool #L90152,
             8.00%, 2/1/00......................................        159,562
     113,239 Pool #L90164,
             8.00%, 4/1/00......................................        117,224
             Federal National Mortgage Assoc.:
   6,227,030 Pool #100131,
             11.00%, 2/15/25....................................      7,213,625
   1,119,512 Pool #303460,
             6.50%, 8/1/10......................................      1,144,679
     822,317 Pool #327118,
             6.50%, 10/1/10.....................................        840,062
     100,680 Pool #61688,
             6.13%, 6/1/17......................................        101,735
             Government National Mortgage Assoc.:
     607,761 Pool #247052,
             9.20%, 4/15/18.....................................        661,438
     280,320 Pool #255658,
             9.20%, 8/15/18.....................................        305,078
     580,753 Pool #256980,
             9.20%, 9/15/18.....................................        632,045
                                                                   ------------
             Total Mortgage-Backed Securities (cost
              $15,336,920)......................................     15,695,593
                                                                   ------------
 U.S. TREASURY NOTES - 27.2%
             U.S. Treasury Notes:
   4,000,000 5.375%, 2/15/01....................................      4,091,252
  18,487,000 5.625%, 10/31/99-5/15/08...........................     19,319,477
   8,930,000 5.75%, 4/30/03.....................................      9,454,646
   3,493,000 5.875%, 7/31/99....................................      3,527,934
   3,700,000 6.00%, 10/15/99....................................      3,753,191
  34,470,000 6.125%, 8/15/07....................................     38,606,434
   5,180,000 6.25%, 2/15/03-2/15/07.............................      5,813,871
  21,500,000 6.50%, 10/15/06....................................     24,429,397
  21,700,000 6.625%, 4/30/02-5/15/07............................     24,993,522
   7,220,000 7.00%, 7/15/06.....................................      8,415,820
   5,695,000 7.25%, 5/15/04-8/15/04.............................      6,524,448
   4,150,000 7.75%, 12/31/99....................................      4,308,223
  12,000,000 7.875%, 11/15/04...................................     14,231,256
   3,480,000 8.00%, 5/15/01.....................................      3,786,679
  13,355,000 8.875%, 2/15/99....................................     13,563,685
                                                                   ------------
             Total U.S. Treasury Notes (cost $171,060,215)......    184,819,835
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.7%
      47,877 Federal Farm Credit Bank, Consolidated Systems,
             6.38%, 2/25/02.....................................         47,944

  Principal
   Amount                                                              Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
             Federal Housing Administration:
 $ 7,218,327 Insured,
             7.43%, 9/1/23.......................................   $  7,398,786
  10,008,741 Putable Project Loans,
             7.43%, 1/1/24.......................................     11,139,078
             Federal Home Loan Bank:
   6,500,000 Series 1T03,
             6.025%, 5/12/03.....................................      6,526,000
   5,000,000 Series CK08,
             5.905%, 3/27/08.....................................      5,344,085
   3,720,000 Series GJ08,
             5.89%, 6/30/08......................................      3,975,315
   1,810,000 Series H400,
             6.10%, 10/12/00.....................................      1,834,067
   5,000,000 Series IQ08,
             6.07%, 8/28/08......................................      5,190,790
   4,000,000 Series KP07,
             6.54%, 12/12/07.....................................      4,176,400
   3,700,000 Series NR05,
             6.23%, 5/18/05......................................      3,729,970
   5,000,000 Series YU03,
             6.043%, 4/28/03.....................................      5,024,000
  10,000,000 Sr. Notes, Series AT04,
             7.70%, 9/20/04......................................     11,514,180
   2,000,000 Sr. Notes, Series TT00,
             5.37%, 11/3/00......................................      2,000,558
             Federal Home Loan Mortgage Corp.:
   2,250,000 Sr. Debs.,
             6.51%, 1/8/07.......................................      2,481,964
   3,000,000 7.55%, 4/26/06......................................      3,036,321
   1,825,000 Sr. Notes,
             6.97%, 6/16/05......................................      1,893,289
             Federal National Mortgage Assoc.:
     550,000 Sr. Notes,
             8.70%, 6/10/99......................................        564,207
   2,000,000 Sr. Notes, MTN,
             6.17%, 12/30/03.....................................      2,006,868
   1,000,000 6.44%, 6/21/05......................................      1,087,538
                                                                    ------------
             Total U.S. Government & Agency Obligations
              (cost $74,471,177).................................     78,971,360
                                                                    ------------
 YANKEE OBLIGATIONS - 6.6%
   1,625,000 Amoco Argentina Oil Co., MTN,
             6.75%, 2/1/07.......................................      1,796,715
   1,510,000 Barrick Gold Corp.,
             7.50%, 5/1/07.......................................      1,678,037
   1,420,000 BCH Cayman Islands Ltd.,
             7.70%, 7/15/06......................................      1,536,031
   1,500,000 FBG Finance Ltd,
             Sr. Notes,
             6.75%, 11/15/05 (a) ................................      1,535,490
             Hydro Quebec, MTN:
  10,000,000 7.45%, 12/11/98.....................................     10,037,650
   1,000,000 7.52%, 7/17/03......................................      1,097,904
   5,000,000 7.25%, 5/15/06......................................      3,816,585

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                                   Evergreen
                           Select Fixed Income Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

                  See Combined Notes to Financial Statements.

  Principal
   Amount                                                              Value

 YANKEE OBLIGATIONS - CONTINUED
             Korea Development Bank:
 $ 5,000,000 7.375%, 9/17/04.....................................   $  3,827,735
  14,865,000 National Bank of Canada,
             Sr. Notes (Subord.), Series B,
             8.125%, 8/15/04.....................................     17,019,667
   2,500,000 Ras Laffan Liquefied Natural Gas,
             7.628%, 9/15/06 (a) ................................      2,040,153
                                                                    ------------
             Total Yankee Obligations (cost $45,175,588).........     44,385,967
                                                                    ------------

  Principal
   Amount                                                              Value

 REPURCHASE AGREEMENT - 3.0%
 $20,509,163 Dresdner Bank AG,
             5.00%, dated 9/30/98, due 10/1/98 cost $20,509,163
             maturity value, $20,512,011 (b)......................  $ 20,509,163
                                                                    ------------

             TOTAL INVESTMENTS -
              (COST $649,690,557).........................    99.7%  676,348,837
             OTHER ASSETS AND
              LIABILITIES - NET...........................     0.3     2,366,491
                                                             -----  ------------
             NET ASSETS - ................................   100.0% $678,715,328
                                                             =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $19,160,000 U.S. Treasury Notes, 5.625% due 12/31/99 and $1,210,000 U.S. Treasury Notes, 5.375%
    due 6/30/03 with an aggregate value, including accrued interest, of $20,924,074.

SUMMARY OF ABBREVIATIONS:
MTN  Medium Term Note

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                                   Evergreen
                            Select Income Plus Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

 Principal
   Amount                                                            Value

 ASSET-BACKED SECURITIES - 3.2%
 $1,855,000 BankBoston Recreational Vehicle Asset-Backed
             Trust, Series 1997-1, Class A8,
             6.54%, 5/15/09..................................    $ 1,916,636
  1,815,000 Case Equipment Loan Trust, Series 1997-B, Class
             A4, 6.41%, 9/15/04..............................      1,868,933
  2,078,011 Corestates Home Equity Trust,
             Series 1993-2, Class A,
             5.10%, 3/15/09..................................      2,069,024
  4,996,363 Empire Funding Home Loan Owner Trust,
             Series 1998-1, Class A4,
             6.64%, 12/25/12.................................      5,150,200
            First Plus Home Loan Trust:
  2,200,000  6.82%, 4/10/23..................................      2,258,883
  2,755,000  6.86%, 10/10/13.................................      2,840,933
  6,862,653 Harley-Davidson Eaglemark
             Motorcycle Trust,
             Series 1997-3, Class A1,
             5.98%, 12/15/01.................................      6,920,676
  4,500,000 Harley-Davidson Eaglemark
             Ownership Trust,
             Series 1996-3, Class A2,
             6.35%, 10/15/02 (a).............................      4,519,688
  1,214,963 Heller Equipment Asset
             Receivables Trust,
             Series 1997-1, Class A2,
             6.39%, 5/25/05..................................      1,228,528
  4,000,000 HUBCO Inc.,
             Capital Trust II, Special Purpose,
             7.65%, 6/15/28 (a)..............................      4,140,760
            MBNA Master Credit Card Trust:
  1,480,000  5.74%, 2/15/06..................................      1,479,874
  1,490,000  5.70%, 8/15/05..................................      1,488,339
  1,800,000 Metlife Capital Equipment Loan Trust,
             Series 1997-A, Class A,
             6.85%, 5/20/08..................................      1,905,841
  1,735,000 The Money Store Home Equity Trust,
             Series 1997-D, Class AF7,
             6.485%, 12/15/28................................      1,791,754
  2,135,000 The Money Store Residential Trust,
             Series 1997-I, Class A3,
             6.68%, 8/15/12..................................      2,214,671
  2,156,409 Xerox Rental Equipment Trust,
             Series 1996-A,
             6.20%, 12/26/05 (a).............................      2,184,173
                                                                 -----------
            Total Asset-Backed
             Securities
             (cost $43,054,162)..............................     43,978,913
                                                                 -----------
 CORPORATE BONDS - 29.7%
            BANKS - 4.3%
    973,000 Banca Commerziale Italiana,
            8.25%, 7/15/07...................................      1,127,777
  1,540,000 BankBoston, N.A.,
            7.00%, 9/15/07...................................      1,656,635
  4,906,000 Bankers Trust New York Corp.,
            7.25%, 10/15/11..................................      5,062,766
  5,000,000 Banq Paribas, New York,
            6.95%, 7/22/13...................................      4,886,100

 Principal
   Amount                                                            Value

 CORPORATE BONDS - CONTINUED
            BANKS - CONTINUED
 $7,500,000 Comerica, Inc.,
            7.125%, 12/1/13...................................    $ 7,648,523
  5,000,000 Fleet Financial Group Inc.,
            7.625%, 12/1/99...................................      5,122,320
  1,150,000 FNBC Inc.,
             Pass-Thru Certificates,
             Series 1993-A,
            8.08%, 1/5/18.....................................      1,367,933
    144,000 Irving Bank Corp.,
            8.50%, 6/1/02.....................................        144,148
  1,685,000 KeyCorp,
            7.50%, 6/15/06....................................      1,874,667
  7,000,000 Mellon Capital I,
             Series A,
            7.72%, 12/1/26....................................      7,313,740
  1,600,000 Midlantic Corp.,
            9.25%, 9/1/99.....................................      1,651,107
  5,000,000 NCNB Texas National Bank of Dallas,
            9.50%, 6/1/04.....................................      5,999,150
 11,000,000 PNC Inc., Institutional Capital Trust B, Special
             Purpose,
            8.315%, 5/15/27 (a)...............................     12,302,631
  3,000,000 SFFED Corp.,
            11.20%, 9/1/04 (a)................................      3,603,750
                                                                  -----------
                                                                   59,761,247
                                                                  -----------
            ELECTRICAL EQUIPMENT & SERVICES - 0.4%
  5,000,000 Texas Instruments Inc.,
            6.125%, 2/1/06....................................      5,274,240
                                                                  -----------
            ENVIRONMENTAL SERVICES - 0.3%
  4,000,000 United States Filter Corp.,
            6.50%, 5/15/03....................................      4,031,240
                                                                  -----------
            FINANCE & INSURANCE - 8.7%
  5,000,000 Associates Corp., N.A.,
            8.55%, 7/15/09....................................      6,076,305
 10,500,000 Continental Corp.,
            8.375%, 8/15/12...................................     12,424,513
  3,000,000 ERP Operating Limited Partnership,
            6.63%, 4/13/15....................................      3,039,444
  1,490,000 Fleet Financial Group Inc.,
            6.875%, 1/15/28...................................      1,505,246
  1,322,061 GE Capital Mortgage Services Inc.,
            7.50%, 4/25/27....................................      1,326,841
  5,000,000 Geico Corp.,
            7.50%, 4/15/05....................................      5,602,945
 26,500,000 General Electric Capital Corp.,
            6.29%, 12/15/01...................................     27,384,835
  1,000,000 General Motors Acceptance Corp.,
            9.625%, 5/15/00...................................      1,065,609
  2,250,000 Goldman Sachs Group, L.P.,
            6.375%, 6/15/00 (a)...............................      2,272,880
            Lehman Brothers Holdings Inc.:
  5,000,000 6.00%, 2/26/01....................................      4,914,660
  1,250,000 7.38%, 5/15/04....................................      1,268,718
 10,000,000 Liberty Mutual Insurance Co.,
            8.20%, 5/4/07 (a).................................     11,603,630
  1,655,000 Mellon Capital II,
             Series B,
            7.995%, 1/15/27...................................      1,764,561

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                                   Evergreen
                            Select Income Plus Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value

 CORPORATE BONDS - CONTINUED
             FINANCE & INSURANCE - CONTINUED
 $ 3,000,000 Merrill Lynch & Co., Inc.,
             8.40%, 11/1/19....................................    $  3,427,878
   3,125,000 Morgan Stanley Dean Witter Inc.,
             5.89%, 3/20/00....................................       3,146,831
   5,000,000 Paine Webber Group Inc.,
             6.50%, 11/1/05....................................       5,109,920
  10,000,000 Travelers Capital II,
             7.75%, 12/1/36....................................      10,548,120
   5,000,000 United States West Capital Funding Inc.,
             6.375%, 7/15/08...................................       5,261,605
     750,000 Wesco Financial Corp.,
             8.875%, 11/1/99...................................         776,977
  10,000,000 Western Investment Real Estate Trust,
             7.30%, 9/15/10....................................      10,579,700
                                                                   ------------
                                                                    119,101,218
                                                                   ------------
             FOOD & BEVERAGE PRODUCTS - 0.5%
   7,000,000 Coca Cola Enterprises Inc.,
             7.875%, 2/1/02....................................       7,602,063
                                                                   ------------
             GAMING - 0.3%
   4,000,000 Circus Circus Enterprises Inc.,
             7.625%, 7/15/13...................................       3,733,280
                                                                   ------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 4.3%
   3,000,000 Baxter International, Inc.,
             9.25%, 12/15/99...................................       3,138,888
   1,132,000 Belo (A.H.) Corp.,
             6.875%, 6/1/02....................................       1,184,303
   4,500,000 Freeport McMoran Resource Partners,
             7.00%, 2/15/08....................................       4,347,081
  10,000,000 Jet Equipment Trust,
              Series A10,
             9.41%, 6/15/10 (a)................................      12,430,580
             Loews Corp.:
   1,810,000 6.75%, 12/15/06...................................       1,949,611
  10,000,000 7.00%, 10/15/23...................................      10,273,520
   5,000,000 Owens-Corning Inc.,
             7.50%, 5/1/05.....................................       5,304,475
   1,390,000 Philip Morris Companies Inc.,
             6.15%, 3/15/00....................................       1,408,682
   1,385,000 Tele-Communications, Inc.,
             7.25%, 8/1/05.....................................       1,522,213
             Time Warner, Inc.:
   4,000,000 6.88%, 6/15/18....................................       4,132,760
   1,915,000 8.11%, 8/15/06....................................       2,215,017
   9,277,592 Topaz Ltd.,
              Series 1997-1,
             6.92%, 3/10/07 (a)................................       9,954,021
   1,124,000 Weyerhaeuser Co.,
             6.95%, 8/1/17.....................................       1,140,408
                                                                   ------------
                                                                     59,001,559
                                                                   ------------
             LEISURE & TOURISM - 0.8%
  10,500,000 Brunswick Corp.,
             6.75%, 12/15/06...................................      11,157,898
                                                                   ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - CONTINUED
             MACHINERY - DIVERSIFIED - 0.5%
 $ 5,000,000 Deere & Co.,
             8.95%, 6/15/19....................................    $ 6,295,085
                                                                   -----------
             OIL/ENERGY - 2.4%
   6,500,000 Atlantic Richfield Co.,
             9.00%, 4/1/21.....................................      8,782,085
   1,656,000 Lasmo (USA) Inc.,
              Special Purpose,
             6.75%, 12/15/07...................................      1,637,329
   2,500,000 Suburban Propane Partners, L.P.,
             7.54%, 6/30/11....................................      2,660,250
   6,000,000 Transocean Offshore Inc.,
             7.45%, 4/15/27....................................      6,969,630
  12,000,000 Union Pacific Resources Group Inc.,
             7.50%, 10/15/26...................................     13,644,972
                                                                   -----------
                                                                    33,694,266
                                                                   -----------
             PAPER & PACKAGING - 0.7%
   8,000,000 Westvaco Corp.,
             7.75%, 2/15/23....................................      9,005,680
                                                                   -----------
             RETAILING & WHOLESALE - 0.7%
     500,000 Dayton Hudson Corp.,
             9.75%, 11/1/98....................................        501,426
   1,685,000 Gap Inc.,
             6.90%, 9/15/07....................................      1,859,426
   9,870,000 Macsaver Financial Services Inc.,
             7.60%, 8/1/07.....................................      6,814,593
                                                                   -----------
                                                                     9,175,445
                                                                   -----------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 2.0%
   3,279,916 Bellsouth Savings & Employee Stock Option Trust,
              Debentures, Series A,
             9.125%, 7/1/03....................................      3,640,281
             GTE Corp.:
   7,500,000 6.36%, 4/15/06....................................      7,956,502
   5,000,000 9.38%, 12/1/00....................................      5,439,495
  10,500,000 LCI International Inc.,
             7.25%, 6/15/07....................................     10,956,299
                                                                   -----------
                                                                    27,992,577
                                                                   -----------
             TRANSPORTATION - 1.6%
   2,000,000 Consolidated Rail Corp.,
             9.75%, 6/1/00.....................................      2,133,394
   1,472,300 Continental Airlines Inc.,
              Pass-Thru Certificates,
              Series 1997-CI,
             7.42%, 4/1/07.....................................      1,576,841
  10,000,000 Norfolk Southern Corp.,
             7.70%, 5/15/17....................................     11,391,190
   2,925,731 Southwest Airlines Co.,
             7.67%, 1/2/14.....................................      3,345,529
   3,819,000 Union Pacific Corp.,
             6.125%, 1/15/04...................................      3,849,674
                                                                   -----------
                                                                    22,296,628
                                                                   -----------
             UTILITIES - ELECTRIC - 2.2%
   3,000,000 Carolina Power & Light Co.,
             8.625%, 9/15/21...................................      3,897,909

--------------------------------------------------------------------------------
                                   Evergreen
                            Select Income Plus Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value

 CORPORATE BONDS - CONTINUED
             UTILITIES - ELECTRIC - CONTINUED
             Pennsylvania Power & Light Resources Inc.:
 $ 8,500,000 7.38%, 3/1/14.....................................    $  9,540,204
  15,000,000 7.75%, 5/1/02.....................................      16,205,790
   1,000,000 Virginia Electric & Power Co.,
             9.30%, 6/9/99.....................................       1,026,780
                                                                   ------------
                                                                     30,670,683
                                                                   ------------
             Total Corporate Bonds
              (cost $381,271,892)..............................     408,793,109
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 3.1%
             Federal Home Loan Mortgage Corp.:
   1,380,981 5.60%, 2/15/13....................................       1,380,828
   3,500,000 5.85%, 1/25/19....................................       3,537,623
   1,132,712 6.00%, 8/1/99.....................................       1,136,892
   5,000,000 6.24%, 10/6/04....................................       5,382,600
   5,776,529 6.50%, 4/15/18....................................       5,866,259
   2,899,578 6.50%, 11/1/99....................................       2,918,774
   2,000,000 6.52%, 8/25/00....................................       2,066,798
   2,000,000 6.75%, 5/30/06....................................       2,226,086
   6,579,892 7.50%, 5/1/09 - 10/1/10...........................       6,788,852
   2,169,205 8.00%, 7/1/25.....................................       2,242,698
   7,724,000 Federal National Mortgage Assoc.,
             7.75%, 9/25/22....................................       8,303,321
                                                                   ------------
             Total Mortgage-Backed Securities
              (cost $40,311,945)...............................      41,850,731
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -  2.9%
   1,510,000 Carco Auto Loan Master Trust,
              Series 1997-1, Class A,
             6.689%, 8/15/04...................................       1,559,560
   1,256,623 Citicorp Mortgage Securities Inc.,
              Series 1997-1, Class A2,
             7.25%, 2/25/27....................................       1,263,566
   2,334,573 Collateralized Mortgage
              Obligation Trust,
              Series 22, Class Y,
             7.95%, 5/1/17.....................................       2,360,498
      62,918 Drexel Burnham Lambert,
              Collateralized Mortgage
              Obligation Trust,
              Series H, Class 3,
             8.50%, 7/1/14.....................................          63,031
   2,285,000 Federal Home Loan Mortgage Corp.,
              Series 1519, Class F,
             6.75%, 3/15/07....................................       2,359,920
   5,000,000 Paine Webber Mortgage Acceptance Corp.,
              Series 1996-M1, Class E,
             7.655%, 1/2/12....................................       5,343,945
             Potomac Gurnee Finance Corp.:
  16,584,251 6.89%, 12/21/26...................................      18,076,585
   5,250,000 7.22%, 12/21/26...................................       5,635,429

 Principal
   Amount                                                            Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
            Residential Asset Securitization Trust:
 $  894,400 7.00%, 3/25/27.....................................    $    902,409
  1,765,000 7.25%, 5/25/27.....................................       1,781,556
                                                                   ------------
            Total Collateralized Mortgage Obligations (cost
             $37,054,321)......................................      39,346,499
                                                                   ------------
 MUNICIPAL BONDS - TAXABLE - 1.1%
            Baltimore, MD, General Obligation:
    370,000 7.45%, 10/15/09....................................         430,628
    395,000 7.50%, 10/15/10....................................         460,159
    420,000 7.60%, 10/15/11....................................         489,775
    450,000 7.70%, 10/15/12....................................         526,059
            Mississippi State, General Obligation:
  3,095,000 7.00%, 9/1/10......................................       3,416,787
  3,195,000 7.05%, 9/1/12......................................       3,511,657
  6,000,000 Virginia State Housing Development Authority,
            7.50%, 5/1/11......................................       6,779,940
                                                                   ------------
            Total Municipal Bonds - Taxable
             (cost $13,806,365)................................      15,615,005
                                                                   ------------
 FEDERAL AGENCY BONDS - 18.1%
            Federal Farm Credit Bank:
  2,000,000 5.75%, 2/9/05......................................       2,099,972
  5,000,000 5.80%, 10/10/00....................................       5,113,705
  7,000,000 6.37%, 10/30/07....................................       7,702,730
  2,000,000 7.60%, 7/24/06.....................................       2,339,606
            Federal Home Loan Bank:
  2,000,000 5.50%, 1/21/03.....................................       2,062,816
 10,000,000 5.62%, 1/27/03.....................................      10,359,010
 10,000,000 5.75%, 4/30/01.....................................      10,268,020
  5,000,000 5.89%, 6/30/08.....................................       5,343,165
  5,000,000 6.19%, 5/6/08......................................       5,452,185
  5,000,000 6.50%, 11/29/05....................................       5,458,430
  1,000,000 9.25%, 11/25/98....................................       1,006,201
  1,400,000 9.30%, 1/25/99.....................................       1,418,848
  1,177,499 Federal Housing Administration,
             Putable Project Loans,
            7.43%, 1/1/24......................................       1,310,480
            Federal National Mortgage Association
  5,000,000 5.50%, 2/2/01......................................       5,092,855
  5,000,000 5.78%, 10/10/00....................................       5,106,045
  5,000,000 6.00%, 11/4/02.....................................       5,245,260
 10,000,000 6.21%, 11/7/07.....................................      10,896,980
  2,000,000 6.29%, 2/11/02.....................................       2,100,348
  5,000,000 6.38%, 1/16/02.....................................       5,262,200
 10,000,000 6.48%, 6/28/04 - 8/27/07...........................      10,966,950
  5,280,774 6.50%, 8/1/10 - 9/1/10 ............................       5,396,977
  5,000,000 6.63%, 6/20/05.....................................       5,491,720
 10,000,000 6.71%, 5/21/03.....................................      10,819,240
  5,000,000 6.82%, 8/23/05.....................................       5,547,570
  2,982,056 7.00%, 11/1/26.....................................       3,071,727
  1,842,661 7.50%, 6/1/11......................................       1,902,197
 14,580,069 7.50%, 6/1/02 - 8/1/25 ............................      14,947,107

--------------------------------------------------------------------------------
                                   Evergreen
                            Select Income Plus Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value

 FEDERAL AGENCY BONDS - CONTINUED
             Federal National Mortgage
              Association - continued
 $ 1,000,000 8.35%, 11/10/99...................................    $  1,038,086
   2,500,000 8.70%, 6/10/99....................................       2,564,578
   1,620,000 Federal National Mortgage Association, REMIC,
             6.50%, 3/25/19....................................       1,654,656
             Financial Assistance Corp.:
  17,500,000 8.80%, 6/10/05....................................      21,371,123
   5,000,000 9.38%, 7/21/03....................................       5,974,850
             Government National Mortgage Association:
   3,964,102 6.00%, 4/15/11....................................       4,026,932
  11,365,804 6.50%, 2/15/09 - 5/15/28..........................      11,642,646
   5,252,651 7.00%, 2/15/11 - 6/15/26..........................       5,432,133
   5,970,922 7.50%, 12/15/25 - 6/15/27.........................       6,197,282
   1,398,633 8.00%, 12/15/26...................................       1,464,705
     637,824 8.50%, 7/15/21....................................         675,097
   3,484,674 9.00%, 1/15/20 - 10/15/21.........................       3,731,903
   1,700,285 9.50%, 12/15/20...................................       1,843,551
             North Carolina, Housing Finance Agency
   1,780,000 6.72%, 3/1/03 - 9/1/03............................       1,880,747
             Private Export Funding Corp.:
   5,000,000 6.90%, 1/31/03....................................       5,428,905
  10,000,000 7.30%, 1/31/02....................................      10,818,700
   2,000,000 7.90%, 3/31/00....................................       2,091,048
   5,000,000 9.45%, 12/31/99...................................       5,280,515
   3,500,000 Tennessee Valley Authority,
             8.375%, 10/1/99...................................       3,620,113
                                                                   ------------
                                                                    248,519,914
                                                                   ------------
             Total Federal Agency Bonds
              (cost $235,082,405)..............................     248,519,914
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 25.6%
             U.S. Treasury Bonds:
  25,000,000 7.50%, 11/15/16...................................      31,882,825
  15,000,000 7.875%, 2/15/21...................................      20,278,140
  25,000,000 8.00%, 11/15/21...................................      34,375,025
  15,000,000 8.75%, 5/15/20....................................      21,909,390
  15,000,000 9.00%, 11/15/18...................................      22,153,140
  25,000,000 9.25%, 2/15/16....................................      36,859,400
  15,000,000 11.25%, 2/15/15...................................      25,542,195
             U.S. Treasury Notes:
   5,000,000 5.625%, 11/30/00..................................       5,128,130
  10,000,000 5.625%, 5/15/08...................................      10,940,630
   5,000,000 5.75%, 8/15/03....................................       5,307,815
  15,000,000 5.875%, 2/15/04...................................      16,101,570
  10,000,000 6.125%, 8/15/07...................................      11,200,010
   5,000,000 6.25%, 2/28/02....................................       5,295,315
  25,000,000 6.50%, 5/15/05....................................      28,070,325
   5,000,000 6.75%, 4/30/00....................................       5,170,315
   5,000,000 7.25%, 5/15/04....................................       5,710,940
   5,000,000 7.50%, 11/15/01...................................       5,450,005
  25,000,000 7.75%, 11/30/99 - 1/31/00.........................      26,003,150

  Principal
   Amount                                                             Value

 U.S. TREASURY OBLIGATIONS - CONTINUED
             U.S. Treasury Notes - continued
 $25,000,000 7.875%, 11/15/04..................................    $ 29,648,450
   5,000,000 8.00%, 5/15/01....................................       5,440,630
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $319,267,822)..............................     352,467,400
                                                                   ------------
 YANKEE OBLIGATIONS - 10.6%
             BANKS - 2.4%
   2,000,000 Banco Santiago, S.A,
             7.00%, 7/18/07....................................       1,934,928
             Korea Development Bank:
   8,000,000 7.25%, 5/15/06....................................       6,106,536
   8,000,000 7.375%, 9/17/04...................................       6,124,376
   2,982,000 Skandinaviska Enskilda Banken,
             6.875%, 2/15/09...................................       3,314,767
             Svenska Handelsbanken:
   3,000,000 8.125%, 8/15/07...................................       3,491,229
   5,000,000 8.35%, 7/15/04....................................       5,720,445
   5,000,000 Westpac Banking Co.
             9.125%, 8/15/01...................................       5,482,470
                                                                   ------------
                                                                     32,174,751
                                                                   ------------
             FINANCE & INSURANCE - 1.3%
  10,000,000 Abbey National PLC,
             6.69%, 10/17/05...................................      10,591,880
   5,000,000 Ford Capital B.V.,
             9.875%, 5/15/02...................................       5,730,450
   1,885,000 Santander Finance Issuances,
             6.375%, 2/15/11...................................       1,824,064
                                                                   ------------
                                                                     18,146,394
                                                                   ------------
             GOVERNMENT AGENCY NOTES & BONDS - 3.0%
  10,000,000 Hydro-Quebec Inc.,
             8.00%, 2/1/13.....................................      11,836,400
  10,000,000 Manitoba (Province of), Canada,
             8.00%, 4/15/02....................................      10,956,000
   7,500,000 Ontario Hydro Corp.,
             7.45%, 3/31/13....................................       8,829,000
   8,200,000 Quebec Province, Canada,
             8.80%, 4/15/03....................................       9,367,188
                                                                   ------------
                                                                     40,988,588
                                                                   ------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 3.9%
   1,785,000 Barrick Gold Corp.,
             7.50%, 5/1/07.....................................       1,983,640
   5,000,000 Celulosa Arauco Y Constitucion,
             7.20%, 9/15/09....................................       4,212,440
   6,000,000 FBG Finance Ltd.,
             6.75%, 11/15/05 (a)...............................       6,141,960
  16,500,000 Fletcher Challenge Capital Canada Inc.,
             7.875%, 3/24/17...................................      16,879,764
   2,590,000 Legrand, S.A.,
             8.50%, 2/15/25....................................       3,317,803
  15,000,000 Petro-Canada Ltd.,
             8.60%, 1/15/10....................................      19,395,450
   1,665,000 Royal Caribbean Cruises Ltd.,
             7.50%, 10/15/27...................................       1,651,324
                                                                   ------------
                                                                     53,582,381
                                                                   ------------
             Total Yankee Obligations
              (cost $134,541,589)..............................     144,892,114
                                                                   ------------

--------------------------------------------------------------------------------
                                   Evergreen
                            Select Income Plus Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value

 REPURCHASE AGREEMENT - 4.7%
 $64,813,015 Dresdner Bank, AG,
             5.00%, dated 9/30/98,
             due 10/1/98
             cost, $64,813,015 maturity
             value $64,822,017(b)..............................   $   64,813,015
                                                                  --------------
   Shares
 MUTUAL FUND SHARES
     211,435 Valiant General  Fund (cost $211,435).............          211,435
                                                                  --------------

             TOTAL INVESTMENTS -
              (COST $1,269,414,951).....................    99.0%  1,360,488,135
             OTHER ASSETS AND
              LIABILITIES - NET.........................     1.0      14,280,421
                                                           -----  --------------
             NET ASSETS - ..............................   100.0% $1,374,768,556
                                                           =====  ==============

(a) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $62,835,000 U.S. Treasury Notes, 5.37% due 6/30/03 with a value, including accrued interest, of $66,114,198.

SUMMARY OF ABBREVIATIONS:
REMIC Real Estate Mortgage Investment Conduit

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - 98.4%
             ALABAMA - 1.1%
 $ 3,790,000 Alabama Special Care Facilities Finance Authority
              RB, Hospital Charity Obligation Group, Series D,
             4.95%, 11/1/14.....................................   $  3,970,631
             Alabama State Docks Department, Facilities RB:
   1,505,000 5.50%, 10/1/03, (MBIA).............................      1,618,447
   1,000,000 6.00%, 10/1/05, (MBIA).............................      1,124,350
   1,175,000 6.00%, 10/1/07, (MBIA).............................      1,344,506
                                                                   ------------
                                                                      8,057,934
                                                                   ------------
             ARIZONA - 0.5%
   3,660,000 Phoenix AZ, SFHRB, Series A,
             6.60%, 12/1/29.....................................      4,046,935
                                                                   ------------
             CALIFORNIA - 8.7%
  10,000,000 California Pollution Control Financing Authority
              RB, San Diego Gas & Electric, Series A,
             5.90%, 6/1/14......................................     11,403,400
             California State GO:
   4,000,000 8.00%, 5/1/03, (AMBAC-TCRS)........................      4,726,640
   1,000,000 9.25%, 3/1/02......................................      1,178,620
   1,700,000 Delta County CA, SFHRB, Series A,
             6.70%, 6/1/24, (MBIA)..............................      1,897,421
             Foothill/Eastern Corridor Agency, Toll Road RB,
              Series A:
   4,000,000 6.50%, 1/1/32......................................      4,471,080
  10,255,000 (Eff. Yield 5.75%)
             0.00%, 1/1/24 (a)..................................      2,811,921
   2,000,000 Huntington Park CA, SFHRB, Series A, ETM,
             8.00%, 12/1/19.....................................      2,858,240
             Long Beach CA, Harbor RB Series A:
   8,435,000 6.00%, 5/15/16.....................................      9,738,714
   2,600,000 6.00%, 5/15/19, (FGIC).............................      3,012,932
   4,210,000 Palmdale CA, SFHRB, Series A, ETM,
             8.00%, 9/1/11......................................      5,691,246
             San Joaquin Hills CA, Toll Road RB ETM,
  23,500,000 (Eff. Yield 5.60%) (a)
             0.00%, 1/1/22......................................      7,676,510
   7,050,000 Series A, (Eff. Yield 4.10%) (a),
             0.00%, 1/15/02.....................................      6,188,278
   3,500,000 Valley Health Systems California, Hospital RB,
              Series A,
             6.50%, 5/15/25.....................................      3,805,060
                                                                   ------------
                                                                     65,460,062
                                                                   ------------
             COLORADO - 9.0%
             Arapahoe County CO, Capital Improvement Highway RB
  15,000,000 Prefunded 8/31/05 @ 66.217
             (Eff. Yield 4.21%) (a)
             0.00%, 8/31/11.....................................      7,491,600
   4,000,000 Prerefunded 8/31/05 @ 103
             (Eff. Yield 4.21%) (a)
             0.00%, 8/31/15.....................................      4,808,720

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             COLORADO - CONTINUED
             Arapahoe County CO, Capital Improvement Highway
              RB - continued:
 $32,000,000 Series C, Prerefunded
             8/31/05 @ 48.6181
             (Eff. Yield 4.21%) (a)
             0.00%, 8/31/15.....................................   $ 11,734,080
             Colorado Housing Finance Authority, SFHRB:
   1,000,000 Senior Series A 2
             6.60%, 5/1/28......................................      1,117,210
     500,000 Senior Series A 3
             6.50%, 11/1/29.....................................        561,830
   2,250,000 Senior Series C 2
             6.875%, 11/1/28....................................      2,546,258
   1,000,000 Senior Series C 3
             6.75%, 5/1/17......................................      1,124,510
   1,385,000 Colorado Student Obligation Bond Authority, Student
              Loan RB, Series B
             6.55%, 12/1/02.....................................      1,464,236
             Dawson Ridge CO, Metropolitan District GO ETM,
   8,325,000 Series A, (Eff. Yield 5.42%)
             0.00%, 10/1/22 (a).................................      2,383,031
  74,685,000 Series B, (Eff. Yield 5.58%)
             0.00%, 10/1/22 (a).................................     21,378,581
   2,000,000 Denver CO, City & County GO
             6.50%, 8/1/04......................................      2,171,140
             El Paso County CO, GO, School District Number 11:
   2,500,000 7.10%, 12/1/16.....................................      3,271,175
   2,000,000 7.125%, 12/1/19....................................      2,671,880
   3,485,000 Larimer County CO, GO School District Number R1
             8.50%, 12/15/08, (MBIA)............................      4,716,634
                                                                   ------------
                                                                     67,440,885
                                                                   ------------
             CONNECTICUT - 1.1%
             Connecticut State Development Authority, Mortgage
              RB, Church Homes Inc. Health Care Project:
     485,000 4.45%, 4/1/99......................................        487,037
     340,000 4.65%, 4/1/00......................................        343,587
     425,000 4.90%, 4/1/02......................................        436,127
     925,000 5.00%, 4/1/03......................................        956,219
   1,220,000 5.40%, 4/1/07......................................      1,298,641
   2,035,000 5.70%, 4/1/12......................................      2,119,229
   2,550,000 5.80%, 4/1/21......................................      2,657,941
                                                                   ------------
                                                                      8,298,781
                                                                   ------------
             DELAWARE - 0.4%
   3,000,000 Delaware State, Solid Waste Systems RB, Series A
             6.75%, 7/1/03......................................      3,190,890
                                                                   ------------

--------------------------------------------------------------------------------
                                   Evergreen
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             FLORIDA - 3.8%
 $   535,000 Escambia County FL, Health Facilities Authority RB
              Azalea Trace Inc., Prerefunded 1/1/99 @ 102,
             9.25%, 1/1/06......................................   $    553,532
             Halifax Hospital Medical Center Health Care
              Facilities Revenue, Series A:
   1,080,000 4.60%, 4/1/08, (ACA)...............................      1,097,971
   1,200,000 4.75%, 4/1/09, (ACA)...............................      1,221,864
     675,000 4.80%, 4/1/10, (ACA)...............................        685,692
   4,500,000 Orange County FL, Health Facilities Authority RB,
              Orlando Regional Healthcare, Series A,
             6.25%, 10/1/16, (MBIA).............................      5,341,005
             Palm Beach County FL, Health Facilities Authority
              RB, Abbey DelRay South Project:
     675,000 4.25%, 10/1/98.....................................        675,007
     675,000 4.35%, 10/1/99.....................................        678,787
     700,000 4.50%, 10/1/00.....................................        705,999
     750,000 4.65%, 10/1/01.....................................        760,695
     805,000 4.80%, 10/1/02.....................................        822,332
     775,000 5.00%, 10/1/03.....................................        799,536
     850,000 5.00%, 10/1/04.....................................        878,007
     930,000 5.10%, 10/1/05.....................................        962,029
     500,000 5.30%, 10/1/07.....................................        518,175
             Palm Beach County FL, Health Facilities Authority
              RB, Waterford Project:
     675,000 4.25%, 10/1/98.....................................        675,007
     475,000 4.35%, 10/1/99.....................................        477,665
     675,000 4.50%, 10/1/00.....................................        680,785
     725,000 4.65%, 10/1/01.....................................        735,338
     400,000 4.80%, 10/1/02.....................................        408,612
     320,000 5.00%, 10/1/03.....................................        330,131
     440,000 5.00%, 10/1/04.....................................        454,498
     460,000 5.10%, 10/1/05.....................................        475,842
     485,000 5.20%, 10/1/06.....................................        501,912
     345,000 5.30%, 10/1/07.....................................        357,541
   5,000,000 Pinellas County FL, Housing Finance Authority,
              SFHRB,
             5.95%, 3/1/30......................................      5,413,150
   2,025,000 Tampa FL, Health Systems RB, Catholic Health East,
              Series A 3,
             5.50%, 11/15/06, (MBIA)............................      2,216,201
                                                                   ------------
                                                                     28,427,313
                                                                   ------------
             GEORGIA - 2.8%
             Fulton County GA, Development Authority Special RB,
              Delta Airlines Inc. Project:
  11,695,000 5.30%, 5/1/13......................................     11,835,925
   7,350,000 5.45%, 5/1/23......................................      7,380,355

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             GEORGIA - CONTINUED
             Savannah GA, Water & Sewage RB, ETM, (Securities):
 $ 1,000,000 6.30%, 12/1/01.....................................   $  1,078,360
   1,000,000 6.35%, 12/1/02.....................................      1,099,920
                                                                   ------------
                                                                     21,394,560
                                                                   ------------
             HAWAII - 0.4%
   2,500,000 Hawaii State Department of Budget & Finance,
              Special Purpose RB, The Queens Health Systems
              Group, Series A,
             6.05%, 7/1/16......................................      2,789,950
                                                                   ------------
             IDAHO - 0.3%
   2,000,000 Idaho Student Loan Fund Marketing Association,
              Student Loan RB
             6.25%, 10/1/98.....................................      2,000,120
                                                                   ------------
             ILLINOIS - 5.2%
             Illinois Development Finance Authority RB,
              Community Rehabilitation Providers, Series A:
   2,540,000 5.70%, 7/1/07......................................      2,764,053
   3,490,000 5.80%, 7/1/08......................................      3,822,702
   5,490,000 Illinois Educational Facilities Authority RB Sarah
              Bush Lincoln Health Center,
             5.50%, 2/15/16.....................................      5,673,805
             Illinois Health & Educational Facilities Authority
              RB:
   4,945,000 Mercy Hospital Center ETM
             10.00%, 1/1/15.....................................      7,156,108
   5,000,000 Northwestern Memorial Hospital
             6.75%, 8/15/11.....................................      5,453,850
  12,500,000 Illinois State Sales Tax RB, Series Q,
             6.00%, 6/15/12, (MBIA-IBC).........................     14,457,375
                                                                   ------------
                                                                     39,327,893
                                                                   ------------
             INDIANA - 2.3%
   7,000,000 Indiana Health Facility Financing Authority,
              Hospital RB, Charity Obligation Group, Series D
             5.00%, 11/1/26 ....................................      7,332,850
   1,565,000 Indiana State Housing,
              SFHRB, Series B 1,
             7.55%, 7/1/10......................................      1,644,032
   3,900,000 Indianapolis IN, Airport Authority RB, Special
              Facility United Air Lines Project, Series A,
             6.50%, 11/15/31....................................      4,254,900
   3,000,000 Indianapolis IN, Local Public Improvement Bond Bank
              RB,
             6.75%, 2/1/14......................................      3,641,760
     550,000 Lafayette IN,
              PCRB, Anheuser-Busch Inc. Project,
             6.50%, 6/1/04......................................        552,899
                                                                   ------------
                                                                     17,426,441
                                                                   ------------

--------------------------------------------------------------------------------
                                   Evergreen
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             IOWA - 0.3%
 $ 2,500,000 Iowa Student Loan Liquidity Corp. RB, Series A,
             6.45%, 3/1/02......................................   $  2,659,400
                                                                   ------------
             KANSAS - 1.6%
   2,900,000 Kansas State Department of Transportation Highway
              RB Prerefunded 3/1/02 @ 102
             6.50%, 3/1/07......................................      3,206,646
   4,700,000 Kansas State Development Finance Authority RB,
              University of Kansas Athletic Facilities, Series
              A,
             4.80%, 6/1/13......................................      4,703,290
   1,540,000 Newton KS, Hospital RB Newton Healthcare Corp.,
              Series A
             5.70%, 11/15/18....................................      1,581,611
   2,000,000 Sedgwick & Shawnee County KS, SFHRB, Series A,
             5.50%, 6/1/29......................................      2,282,960
                                                                   ------------
                                                                     11,774,507
                                                                   ------------
             KENTUCKY - 1.2%
             Kentucky Economic Development Finance Authority,
              Hospital Systems RB Appalachian Regional
              Healthcenter:
   5,000,000 5.85%, 10/1/17.....................................      5,230,200
   3,500,000 5.875%, 10/1/22....................................      3,651,760
                                                                   ------------
                                                                      8,881,960
                                                                   ------------
             LOUISIANA - 0.6%
             East Baton Rouge LA, Sales & Use Tax RB, Series ST:
   1,760,000 8.00%, 2/1/02, (FGIC)..............................      1,984,136
   1,920,000 8.00%, 2/1/03, (FGIC)..............................      2,226,950
                                                                   ------------
                                                                      4,211,086
                                                                   ------------
             MASSACHUSETTS - 0.9%
   1,750,000 Massachusetts State Health & Educational Facilities
              Authority RB, Milford Whitinsville Regional,
              Series C,
             5.75%, 7/15/13.....................................      1,857,695
   2,000,000 Massachusetts State Housing Finance Agency RB,
              Residential Development
             6.35%, 5/15/03.....................................      2,157,140
   2,500,000 New England Education Loan Marketing Corp., Student
              Loan RB,
             6.50%, 9/1/02......................................      2,710,400
                                                                   ------------
                                                                      6,725,235
                                                                   ------------
             MICHIGAN - 5.8%
   2,040,000 Avondale MI, School District GO,
             8.25%, 5/1/02......................................      2,342,083
   3,700,000 Brighton MI, Area School District Capital
              Appreciation, Series II,
              (Eff. Yield 4.90%) (a),
             0.00%, 5/1/11, (AMBAC).............................      2,108,075
   1,730,000 Dexter MI, Community Schools, GO
             6.25%, 5/1/08, (FGIC)..............................      2,013,357

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             MICHIGAN - CONTINUED
 $ 2,500,000 Michigan Higher Education Facilities Authority RB,
              Thomas M Cooley,
             (LOC: First of America Bank) 5.00%, 5/1/11 ........   $  2,588,950
             Michigan State Trunk Line, Series A:
   2,760,000 5.25%, 11/1/12.....................................      2,986,127
   2,500,000 5.25%, 11/1/10.....................................      2,717,025
   6,070,000 Royal Oak MI, Hospital Finance Authority RB,
              William Beaumont Hospital,
             6.25%, 1/1/10......................................      7,069,486
             Wayne Charter County MI, Airport RB, Detroit Metro,
              Series B:
   4,395,000 5.25%, 12/1/05, (MBIA).............................      4,714,429
  10,225,000 5.25%, 12/1/10, (MBIA).............................     10,926,946
   6,000,000 5.25%, 12/1/13, (MBIA).............................      6,311,340
                                                                   ------------
                                                                     43,777,818
                                                                   ------------
             MINNESOTA - 0.9%
   2,935,000 Bass Brook MN, PCRB, Minnesota Power & Light Co.
              Project,
             6.00%, 7/1/22......................................      3,096,542
             Minnesota State Housing Finance Agency, SFHRB,
              Series C:
     500,000 6.80%, 7/1/11......................................        527,190
   1,335,000 7.10%, 7/1/11......................................      1,416,302
   2,000,000 Rochester MN, Health Care Facilities RB, Mayo
              Medical Center, Series C,
             6.85%, 11/15/98....................................      2,008,760
                                                                   ------------
                                                                      7,048,794
                                                                   ------------
             MISSISSIPPI - 3.3%
  10,750,000 Mississippi Business Finance Corp. Solid Waste
              Disposal RB, Mississippi Phosphates Corp. Project
             5.80%, 3/1/22......................................     10,983,598
   4,855,000 Mississippi Gulf Coast, Regional Wasterwater
              Authority RB, ETM,
             7.00%, 7/1/12......................................      5,957,522
   7,295,000 Mississippi Home Corp., SFHRB, Series H
             5.50%, 12/1/29.....................................      8,040,111
                                                                   ------------
                                                                     24,981,231
                                                                   ------------
             MISSOURI - 1.2%
   3,000,000 Missouri State Office Building, Special Obligation
             6.00%, 12/1/02.....................................      3,200,700
   2,500,000 Missouri State, SFHRB,
             6.40%, 9/1/29......................................      2,771,675
   2,600,000 University City MO, IDA MFHRB Oak Forest Apartment
              Project
             (LOC: Sumitomo Bank LTD)
             7.375%, 3/1/21 ....................................      2,910,362
                                                                   ------------
                                                                      8,882,737
                                                                   ------------

--------------------------------------------------------------------------------
                                   Evergreen
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             NEW JERSEY - 2.8%
 $ 2,000,000 Howell Township NJ, GO Partially Prerefunded 1/1/02
              @ 102,
             6.40%, 1/1/03, (FGIC)..............................   $  2,190,620
             New Jersey Economic Development Authority RB
             Franciscan Oaks Project:
   3,620,000 5.60%, 10/1/12.....................................      3,687,332
   4,185,000 5.70%, 10/1/17.....................................      4,223,669
     900,000 Keswick Pines Project
             5.60%, 1/1/12......................................        912,240
             The Evergreens:
   3,380,000 5.875%, 10/1/12....................................      3,471,902
     680,000 6.00%, 10/1/17.....................................        720,229
   3,325,000 6.00%, 10/1/22.....................................      3,509,471
   1,650,000 New Jersey State Housing & Mortgage Finance Agency
              RB,
             Series One
             6.45%, 11/1/07.....................................      1,777,034
     160,000 New Jersey Wastewater Treatment Trust RB,
             6.80%, 6/15/02.....................................        168,693
     210,000 Salem County NJ, Industrial PCRB, BF Goodrich Co
              Project,
             10.75%, 12/1/00....................................        211,121
                                                                   ------------
                                                                     20,872,311
                                                                   ------------
             NEW MEXICO - 0.6%
   3,425,000 Santa Fe NM, Utility RB, Series A,
             8.00%, 6/1/06, (AMBAC).............................      4,314,130
                                                                   ------------
             NEW YORK - 15.9%
             Metropolitan Transportation Authority of New York
              RB, Series A:
   4,325,000 5.70%, 7/1/17 (MBIA)...............................      4,730,815
   7,000,000 6.10%, 7/1/26, (FSA)...............................      8,114,820
   8,000,000 New York City Municipal Water Finance Authority,
              Water & Sewer Systems RB Series B
             6.25%, 6/15/20.....................................      9,288,480
             New York NY, GO:
             Series A:
  10,535,000 5.875%, 8/1/03.....................................     11,399,923
   2,500,000 6.25%, 8/1/10......................................      2,819,575
   3,000,000 6.25%, 8/1/11......................................      3,375,000
  14,490,000 Series B,
             7.50%, 2/1/06......................................     16,214,745
   5,795,000 Series C,
             6.50%, 2/1/08......................................      6,742,193
   2,500,000 Series C, ETM,
             6.90%, 2/1/99, (FGIC)..............................      2,527,650
   1,755,000 Series D,
             6.50%, 2/15/06.....................................      1,993,118
   3,245,000 Series D, Prefunded
             2/15/05 @ 101
             6.50%, 2/15/06.....................................      3,742,329
   6,000,000 Series I,
             6.50%, 3/15/05.....................................      6,802,380
   5,515,000 Series K,
             8.00%, 4/1/05......................................      6,749,477

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             NEW YORK - CONTINUED
 $13,000,000 New York State Dormitory Authority RB, Series A,
             5.50%, 5/15/13.....................................   $ 14,307,800
   5,710,000 New York State Thruway Authority, Service Contract
              RB, Series A,
             6.00%, 1/1/05, (MBIA)..............................      6,349,177
             New York State Urban Development Corp. RB:
   6,045,000 5.75%, 7/1/09......................................      6,750,996
   3,570,000 6.40%, 1/1/04, (AMBAC-TCRS)........................      3,985,298
   3,000,000 Port Authority of NY & NJ, Special Obligation,
             6.75%, 10/1/11.....................................      3,334,770
                                                                   ------------
                                                                    119,228,546
                                                                   ------------
             NORTH CAROLINA - 2.1%
             North Carolina Medical Care Commission, Hospital
              RB, Transylvania Community Hospital Inc.:
     115,000 4.30%, 10/1/98.....................................        115,002
     130,000 4.45%, 10/1/99.....................................        131,034
     135,000 4.60%, 10/1/00.....................................        136,804
     140,000 4.70%, 10/1/01.....................................        142,786
     155,000 4.80%, 10/1/02.....................................        159,199
     155,000 4.90%, 10/1/03.....................................        160,273
     155,000 5.00%, 10/1/04.....................................        161,268
     175,000 5.00%, 10/1/05.....................................        182,233
     185,000 5.05%, 10/1/06.....................................        193,164
     190,000 5.15%, 10/1/07.....................................        199,633
   9,440,000 North Carolina State Medical Care Commission,
              Health Care Facilities RB, Deerfield Episcopal,
             5.30%, 11/1/04.....................................      9,756,523
   4,430,000 North Carolina, Eastern Municipal Power Systems RB,
              Series A,
             5.70%, 1/1/15, (MBIA)..............................      4,823,960
                                                                   ------------
                                                                     16,161,879
                                                                   ------------
             OHIO - 1.9%
             Franklin County OH, Health Care Facilities RB,
              Friendship Village of Dublin Project:
     505,000 5.00%, 11/1/05.....................................        522,367
     380,000 5.05%, 11/1/06.....................................        392,434
     225,000 5.10%, 11/1/07.....................................        232,108
     100,000 5.15%, 11/1/08.....................................        103,047
   1,250,000 5.50%, 11/1/16.....................................      1,264,612
   1,750,000 5.625%, 11/1/22....................................      1,770,370
   5,735,000 Hamilton County OH, Sales Tax RB, Hamilton County
              Football Project, Series B,
             5.375%, 12/1/09, (MBIA)............................      6,318,422
             Miami County OH, Hospital Facilities RB, Upper
              Valley Medical Center, Series A:
   1,500,000 6.25%, 5/15/16.....................................      1,614,450
   2,250,000 6.375%, 5/15/26....................................      2,433,082
                                                                   ------------
                                                                     14,650,892
                                                                   ------------

--------------------------------------------------------------------------------
                                   Evergreen
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             OKLAHOMA - 0.7%
 $ 5,000,000 Tulsa County OK, Industrial Authority, Health Care
              RB, St. Francis Hospital,
             5.15%, 12/15/18....................................   $  5,255,650
                                                                   ------------
             PENNSYLVANIA - 3.1%
   1,500,000 Beaver Falls PA, Municipal Authority Special
              Obligation, Prerefunded 10/1/04 @ 102,
             9.125%, 8/1/05.....................................      1,954,230
             Dauphin County PA, General Authority RB, Office &
              Parking, Forum Place, Series A:
   7,865,000 5.50%, 1/15/08.....................................      7,995,874
   3,950,000 5.75%, 1/15/10.....................................      4,055,307
   2,200,000 Delaware County PA, Hospital RB, Riddle Memorial
              Hospital,
             6.50%, 1/1/22......................................      2,421,760
     260,000 Delaware River Port Authority of PA & NJ, Delaware
              River Bridges RB,
             6.50%, 1/15/11.....................................        295,747
   4,000,000 Montgomery County PA, Higher Education & Health
              Authority RB, Beaver College,
             5.80%, 4/1/16......................................      4,337,800
   1,795,000 West View PA, Municipal Authority Special
              Obligation, ETM,
              (COLL: U.S. Government Securities)
             9.20%, 5/15/03.....................................      2,123,252
                                                                   ------------
                                                                     23,183,970
                                                                   ------------
             SOUTH CAROLINA - 1.2%
   3,000,000 Piedmont SC, Municipal Power Agency, Electric RB,
             6.25%, 1/1/21, (FGIC)..............................      3,599,850
   5,000,000 Richland County SC, Hospital Facilities RB,
              Sunhealth Orangeburg,
             8.125%, 10/1/11,
             (LOC: Sumitomo Bank LTD)...........................      5,100,650
                                                                   ------------
                                                                      8,700,500
                                                                   ------------
             SOUTH DAKOTA - 0.8%
   5,000,000 Heartland Consumer Power District RB, ETM,
             7.00%, 1/1/16......................................      6,103,800
                                                                   ------------
             TEXAS - 7.9%
   9,915,000 Alliance Airport Authority,
             Special Facilities RB, American Airlines Inc.
             Project,
             7.00%, 12/1/11.....................................     11,895,720
             Austin TX, Utility Systems RB:
     420,000 8.00%, 11/15/99, (BIG).............................        440,933
     330,000 ETM,
             8.00%, 11/15/99, (BIG).............................        346,632
   6,055,000 Lufkin TX, Health Facilities Development Corp. RB,
              Memorial Health Systems of East Texas,
             6.875%, 2/15/26....................................      6,730,435

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             TEXAS - CONTINUED
             North Central TX, Health Facility Development Corp.
              RB, Texas Health Resources Systems, Series B:
 $ 3,910,000 5.75%, 2/15/09, (MBIA).............................   $  4,352,573
   4,595,000 5.75%, 2/15/12, (MBIA).............................      5,083,219
             North Texas Health Facilities Development Corp, RB,
              United Regional Health Care Systems Inc. Project:
   2,245,000 5.25%, 9/1/06, (MBIA)..............................      2,405,473
   2,000,000 5.25%, 9/1/08, (MBIA)..............................      2,150,380
   1,300,000 Retama TX, Development Corp. Special Facilities RB,
              Retama Racetrack, ETM,
             8.75%, 12/15/05....................................      1,674,764
  10,000,000 San Antonio TX, Electric & Gas RB,
             5.80%, 2/1/06......................................     10,995,900
             Texas State Department Housing & Community Affairs:
   2,650,000 MFHRB,
             5.55%, 1/1/05......................................      2,775,000
   3,000,000 SFHRB, Series E
             5.00%, 3/1/16, (MBIA)..............................      3,103,950
   5,455,000 Texas State Turnpike Authority RB, Prerefunded
              7/1/02 @ 102,
             12.625%, 1/1/20....................................      7,208,182
                                                                   ------------
                                                                     59,163,161
                                                                   ------------
             VIRGINIA - 1.3%
   2,900,000 Bedford County VA, IDA RB, Georgia Pacific Corp.
              Project,
             4.60%, 8/1/04......................................      2,951,823
   5,985,000 Riverside VA, Regional Jail Authority RB,
             5.875%, 7/1/14, (MBIA).............................      6,588,348
                                                                   ------------
                                                                      9,540,171
                                                                   ------------
             WASHINGTON - 3.0%
  17,000,000 Washington State GO,
              Series B & AT 7,
             6.40%, 6/1/17......................................     20,636,130
   2,000,000 Washington State Public Power Supply RB, Nuclear
              Project, Series A,
             6.50%, 7/1/02......................................      2,165,360
                                                                   ------------
                                                                     22,801,490
                                                                   ------------
             WISCONSIN - 1.0%
   6,865,000 Wisconsin State Health & Educational Facilities RB,
              Medical College Inc.,
             5.95%, 12/1/15.....................................      7,408,296
                                                                   ------------
             PUERTO RICO - 2.4%
  22,630,000 Commonwealth of Puerto Rico GO, (Eff. Yield 4.04%)
              (a),
             0.00%, 7/1/04......................................     18,059,871
                                                                   ------------

--------------------------------------------------------------------------------
                                   Evergreen
                   Select Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                             Value
 MUNICIPAL OBLIGATIONS - CONTINUED
             U.S. VIRGIN ISLANDS - 2.3%
             Virgin Islands Public Finance Authority RB, Senior
              Lien:
 $ 7,070,000 Series A,
             5.20%, 10/1/09.....................................   $  7,405,683
             Series C:
   3,000,000 5.50%, 10/1/07.....................................      3,226,950
   3,855,000 5.50%, 10/1/08.....................................      4,143,470
   2,000,000 Virgin Islands Water & Power Authority RB, Series B
             7.60%, 1/1/12......................................      2,286,660
                                                                   ------------
                                                                     17,062,763
                                                                   ------------

  Shares                                                              Value
 MUTUAL FUND SHARES - 0.6%
 4,632,000 Federated Municipal Obligation Fund
            (cost $4,632,000)...................................   $  4,632,000
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $699,113,382).........................    99.0%  743,943,962
             OTHER ASSETS AND LIABILITIES - NET...........     1.0     7,665,890
                                                             -----  ------------
             NET ASSETS - ................................   100.0% $751,609,852
                                                             =====  ============

(a)Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

Note: Securities that have been Escrowed to Maturity (ETM) or prerefunded have been fully collateralized with U.S. Government Securities, cash or both.

SUMMARY OF ABBREVIATIONS:
ACA      American Capital Access
AMBAC    American Municipal Bond Assurance Corp.
BIG      Bond Investors Guaranty
ETM      Escrowed to Maturity
FGIC     Financial Guaranty Insurance Corp.
FSA      Financial Security Assurance Corp.
GO       General Obligation
IBC      Insured Bond Certification
IDA      Industrial Development Authority
LOC      Letter of Credit
MBIA     Municipal Bond Investors Assurance Corp.
MFHRB    Multi Family Housing Revenue Bond
PCRB     Pollution Control Revenue Bond
RAN      Revenue Anticipation Note
RB       Revenue Bond
REFCORP  Resolution Trust Funding Corp.
SFHRB    Single Family Housing Revenue Bond
TCRS     Transferable Custody Receipts

The Fund had the following insurance concentration at September 30, 1998:

                                                                 PERCENTAGE
                                                                   OF NET
                                                                   ASSETS
                                                                 ----------
      MBIA......................................................   12.8%

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                        Select International Bond Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

  Principal
   Amount                                                               Value
 CORPORATE BONDS - 1.4%
             UNITED STATES - 1.4%
 $   500,000 Rothmans Holdings,
             6.50%, 5/6/03........................................   $   515,909
     200,000 Samsung Electronics America Inc.,
             9.75%, 5/1/03........................................       156,000
                                                                     -----------
             Total Corporate Bonds
              (cost $685,990).....................................       671,909
                                                                     -----------
 YANKEE OBLIGATIONS - 8.5%
             CHINA - 0.7%
     400,000 Hutchison Whampoa Finance,
             6.95%, 8/1/07........................................       340,115
                                                                     -----------
             COLOMBIA - 0.3%
     200,000 Republic of Colombia,
             7.25%, 2/23/04.......................................       152,062
                                                                     -----------
             KAZAKHSTAN - 0.2%
     200,000 Republic of Kazakhstan,
             8.38%, 10/2/02.......................................       109,500
                                                                     -----------
             KOREA - 0.8%
     200,000 Korea Development Bank,
             7.13%, 9/17/01.......................................       171,750
     200,000 Korea Republic,
             8.75%, 4/15/03.......................................       183,014
                                                                     -----------
                                                                         354,764
                                                                     -----------
             LITHUANIA - 1.0%
     525,000 Republic of Lithuania,
             7.13%, 7/22/02.......................................       474,386
                                                                     -----------
             SLOVAKIA - 0.4%
     200,000 Republic of Slovakia,
             9.50%, 5/28/03.......................................       165,250
                                                                     -----------
             THAILAND - 0.4%
     200,000 Kingdom of Thailand,
             7.75%, 4/15/07.......................................       158,985
                                                                     -----------
             UNITED KINGDOM - 4.7%
     500,000 Abbey National Plc,
             6.69%, 10/17/05......................................       529,554
     500,000 British Telecom Plc,
             7.00%, 5/23/07.......................................       553,999
     500,000 ICI Finance Nederland,
             6.75%, 8/7/02........................................       527,337
     545,000 Rolls Royce Capital,
             7.13%, 7/29/03.......................................       593,248
                                                                     -----------
                                                                       2,204,138
                                                                     -----------
             Total Yankee Obligations
              (cost $4,126,625)...................................     3,959,200
                                                                     -----------
 FOREIGN BONDS (NON U.S. DOLLARS) - 88.8%
             AUSTRALIA - 2.5%
   1,600,000 New South Wales Treasury,
         AUD 12.00%, 12/1/01......................................     1,159,050
                                                                     -----------
             AUSTRIA - 3.4%
   2,400,000 Oest Kontrollbank,
         DEM 5.75%, 9/12/07.......................................     1,586,275
                                                                     -----------

  Principal
   Amount                                                               Value
 FOREIGN BONDS (NON U.S. DOLLARS) - CONTINUED
             CANADA - 9.0%
 $ 3,900,000 Canadian Government,
         CAD 4.75%, 9/15/99.......................................   $ 2,550,998
   2,400,000 JP Morgan & Co Inc,
         CAD 6.88%, 3/17/04.......................................     1,652,189
                                                                     -----------
                                                                       4,203,187
                                                                     -----------
             DENMARK - 2.0%
   5,800,000 City of Copenhagen,
         DKK 6.25%, 3/15/01.......................................       946,506
                                                                     -----------
             FRANCE - 13.1%
  10,600,000 Credit Local De France,
         FRF 5.38%, 1/13/04.......................................     2,020,383
  10,000,000 Diageo,
         FRF 6.25%, 11/25/02......................................     1,954,371
  10,250,000 OAT,
         FRF 6.00%, 10/25/25......................................     2,141,752
                                                                     -----------
                                                                       6,116,506
                                                                     -----------
             GERMANY - 21.6%
   8,590,000 Bundesrepublic,
         DEM 6.25%, 1/4/24........................................     6,183,859
   3,000,000 Kreditanst Fuer Wied,
         DEM 5.50%, 3/12/07.......................................     1,953,651
   3,400,000 Siemens Co Ordinat,
         NLG 5.50%, 3/12/07.......................................     1,944,076
                                                                     -----------
                                                                      10,081,586
                                                                     -----------
             JAPAN - 3.4%
     950,000 Chubu Electric Power,
         GBP 6.75%, 8/10/99.......................................     1,609,184
                                                                     -----------
             MEXICO - 0.4%
     125,000 United Mexican States,
         GBP 8.75%, 5/30/02.......................................       175,076
                                                                     -----------
             NETHERLANDS - 10.7%
   1,700,000 Bank Voor Ned Gemeenten,
         NLG 6.25%, 9/15/00.......................................       943,404
   9,800,000 Depfa Finance NV,
         FRF 6.38%, 11/18/08......................................     2,041,553
   3,150,000 DSL Finance NV,
         DEM 5.00%, 7/23/04.......................................     1,997,784
                                                                     -----------
                                                                       4,982,741
                                                                     -----------
             NEW ZEALAND - 2.8%
   2,320,000 New Zealand,
         NZD 8.00%, 11/15/06......................................     1,333,395
                                                                     -----------
             NORWAY - 3.9%
  13,000,000 Eksportfinans AS,
         SEK 6.88%, 2/9/04........................................     1,822,213
                                                                     -----------
             SLOVAKIA - 0.7%
     550,000 Vodohospodarska Vystavba,
         DEM 8.00%, 7/9/01........................................       307,943
                                                                     -----------
             SUPERNATIONAL - 2.1%
   1,860,000 World Bank,
         NZD 7.25%, 5/27/03.......................................       976,982
                                                                     -----------

--------------------------------------------------------------------------------
                                   Evergreen
                        Select International Bond Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                              Value
 FOREIGN BONDS (NON U.S. DOLLARS) - CONTINUED
             SWEDEN - 8.2%
 $ 8,000,000 Kingdom of Sweden,
         SEK 5.00%, 1/15/04......................................   $ 1,043,302
  11,500,000 Kingdom of Sweden,
         SEK 8.00%, 8/15/07......................................     1,815,628
     550,000 Swedish Export Credit Corp,
         GBP 7.63%, 12/27/01.....................................       965,444
                                                                    -----------
                                                                      3,824,374
                                                                    -----------
             UNITED KINGDOM - 5.0%
   1,175,000 Gallaher Group Plc,
         DEM 5.88%, 8/6/08.......................................       711,530
     950,000 Halifax Building,
         GBP 8.38%, 12/15/99.....................................     1,641,273
                                                                    -----------
                                                                      2,352,803
                                                                    -----------
             Total Foreign Bonds (Non U.S. Dollars) (cost
              $38,752,313).......................................    41,477,821
                                                                    -----------

             TOTAL INVESTMENTS -
              (COST $43,564,928)...........................    98.7%  46,108,930
             OTHER ASSETS AND
              LIABILITIES - NET............................     1.3      627,131
                                                              -----  -----------
             NET ASSETS -..................................   100.0% $46,736,061
                                                              =====  ===========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                  U.S. $ VALUE AT   IN EXCHANGE  UNREALIZED
EXCHANGE DATE        CONTRACTS TO DELIVER        SEPTEMBER 30, 1998 FOR U.S. $  DEPRECIATION
--------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Sell:
12/23/98        6,400,000 Canadian Dollar            4,194,933       4,191,773   $  (3,160)
10/14/98        3,300,000 German Deutsche Mark       1,977,565       1,811,197    (166,368)
12/23/98       11,270,000 German Deutsche Mark       6,777,093       6,740,431     (36,662)
10/14/98        6,126,000 Danish Krone                 964,854         947,124     (17,730)
10/13/98       12,250,000 French Franc               2,189,073       2,058,823    (130,250)
10/14/98       22,120,000 French Franc               3,953,049       3,621,777    (331,272)
12/24/98       11,000,000 French Franc               1,972,698       1,943,119     (29,579)
10/13/98        2,200,000 British Pound Sterling     3,737,587       3,575,000    (162,587)
10/23/98          600,000 British Pound Sterling     1,018,788       1,007,406     (11,382)
12/9/98         1,850,000 Dutch Guilder                986,115         937,896     (48,219)
10/14/98       14,260,000 Swedish Krone              1,820,239       1,792,132     (28,107)
11/24/98        8,440,000 Swedish Krone              1,078,604       1,069,282      (9,322)
11/24/98       14,260,000 Swedish Krone              1,942,509       1,920,404     (22,105)
                                                                                 ---------
                                                                                 $(996,743)
                                                                                 =========

SUMMARY OF ABBREVIATIONS:
AUD  Australian Dollar
CAD  Canadian Dollar
DEM  German Deutsche Mark
DKK  Danish Krone
FRF  French Franc
GBP  British Pound Sterling
NLG  Dutch Guilder
NZD  New Zealand Dollar
SEK  Swedish Krone

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                         Select Limited Duration Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

 Principal
   Amount                                                              Value
 ASSET-BACKED SECURITIES - 14.5%
 $  143,507 Aames Mortgage Trust,
             Series 1996, Class A1B,
            7.275%, 5/15/20......................................   $   145,284
    850,000 Chase Credit Card Master Trust,
             Series 1997-2, Class A,
            6.30%, 4/15/03.......................................       871,467
    247,900 Chevy Chase Auto Receivables,
             Series 1995-1, Class A,
            6.00%, 12/15/01......................................       248,809
    163,087 CIT RV Owner Trust,
             Series 1995-B, Class A,
            6.50%, 4/15/11.......................................       165,287
    500,000 Contimortgage Home Equity
             Loan Trust, Series 1997-4, Class A3,
            6.26%, 7/15/12.......................................       503,268
    210,000 Contimortgage Home Equity
             Loan Trust, Series 1996-4, Class A5,
            6.60%, 10/15/11......................................       212,765
            EQCC Home Equity Loan Trust:
    136,546  Series 1996-2, Class A2,
            6.70%, 9/15/08.......................................       138,035
     76,755 Series 1996-4, Class A3,
            6.26%, 11/15/06......................................        77,043
    750,000 Series 1997-1, Class A3,
            6.84%, 9/15/11.......................................       768,626
    500,000 Firstplus Home Loan Owner Trust, Series 1997-3, Class
             A3,
            6.57%, 10/10/10......................................       504,558
    531,325 Heller Equipment Asset Receivables, Series 1997-1,
             Class A2,
            6.39%, 5/25/05.......................................       537,257
            Navistar Financial Owner Trust:
    228,603  Series 1996-B, Class A3,
            6.33%, 4/21/03.......................................       228,603
    165,639 Series 1997-A, Class A2,
            6.35%, 1/15/00.......................................       166,347
    662,344 Olympic Automobile Receivables,
             Series 1995-D, Class B,
            6.10%, 4/15/02.......................................       667,203
    525,000 Premier Auto Trust,
             Series 1996-2, Class A4,
            6.575%, 10/6/00......................................       531,103
    540,828 Student Loan Marketing Assoc., Series 1997-1, Class
             A1,
            5.003%, 10/25/05.....................................       538,272
    129,276 The Money Store,
             Home Equity Loan Trust,
             Series 1993-B, Class A1,
            5.40%, 8/15/05.......................................       129,234
    750,000 Toyota Auto Lease Trust,
             Series 1997-A, Class A2,
            6.35%, 4/26/04.......................................       780,911
            Union Acceptance Corp.:
    123,228  Series 1995-A, Class A,
            7.725%, 3/10/01......................................       124,283
    367,091 Series 1995-D, Class B,
            6.025%, 1/7/03.......................................       369,266
    307,596 Series 1996-A, Class A,
            5.40%, 4/7/03........................................       308,093
  1,800,000 Series 1996-D, Class A2,
            6.17%, 10/9/02.......................................     1,822,275
    115,217 Series 1997-A, Class A1,
            6.13%, 7/10/01.......................................       115,513

 Principal
   Amount                                                              Value
 ASSET-BACKED SECURITIES - CONTINUED
 $  430,000 Vanderbilt Mortgage and Finance Inc., Series 1997-B,
             Class 1A2,
            6.775%, 1/7/08.......................................   $   439,221
                                                                    -----------
            Total Asset-Backed Securities
             (cost $10,284,747)..................................    10,392,723
                                                                    -----------
 CORPORATE BONDS - 38.9%
            BANKS - 3.6%
  1,000,000 Banc One, MTN,
            7.00%, 3/25/02.......................................     1,049,882
    500,000 Citicorp, FRN,
            5.887%, 11/23/99.....................................       501,712
  1,000,000 Wachovia Corp.,
            6.375%, 4/15/03......................................     1,045,328
                                                                    -----------
                                                                      2,596,922
                                                                    -----------
            CHEMICAL & AGRICULTURAL PRODUCTS - 1.5%
  1,000,000 Hoechst Celanese Corp.,
            6.125%, 2/1/04.......................................     1,048,741
                                                                    -----------
            COMMUNICATION SYSTEMS & SERVICES - 0.7%
    500,000 TCI Communications,
            6.375%, 9/15/99......................................       505,711
                                                                    -----------
            CONSUMER PRODUCTS & SERVICES - 1.5%
  1,000,000 Honeywell, Inc.,
            6.75%, 3/15/02.......................................     1,056,029
                                                                    -----------
            FINANCE & INSURANCE - 24.2%
            Associates Corp., N.A.:
  1,250,000 6.00%, 6/15/00.......................................     1,265,418
    525,000 6.25%, 3/15/99.......................................       526,464
  1,000,000 Caterpillar Financial Services, MTN,
            6.75%, 6/15/01.......................................     1,039,546
    510,000 Chrysler Financial Corp.,
            6.375%, 1/28/00......................................       516,770
  1,000,000 CIT Group Holdings, Inc. MTN,
            6.15%, 12/15/02......................................     1,028,210
    500,000 Fleet Mortgage Group, Inc.,
            6.50%, 9/15/99.......................................       504,851
  1,000,000 Ford Motor Credit Co.,
            6.55%, 9/10/02.......................................     1,042,819
            General Motors Acceptance Corp., MTN:
    700,000 5.593%, 12/9/99......................................       700,479
    500,000 5.95%, 4/20/01.......................................       507,815
    750,000 Goldman Sachs Group LP,
            6.60%, 7/15/02 (a)...................................       764,415
  1,000,000 Ikon Capital, Inc., MTN,
            6.73%, 6/15/01.......................................     1,004,501
            International Lease Finance Corp.:
  1,000,000 6.00%, 6/15/03.......................................     1,028,024
  1,000,000 7.00%, 5/15/00.......................................     1,025,335
    850,000 Lehman Brothers Holdings Inc.,
            6.50%, 7/18/00.......................................       846,574
    255,000 Mellon Financial Corp.,
            7.625%, 11/15/99.....................................       261,149
    750,000 Morgan Stanley Dean Witter, MTN,
            5.89%, 3/20/00.......................................       755,240
            Morgan Stanley Group, Inc., FRN:
    500,000 5.663%, 12/10/98.....................................       500,901
  1,250,000 5.739%, 2/26/99......................................     1,252,070

--------------------------------------------------------------------------------
                                   Evergreen
                         Select Limited Duration Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

 Principal
   Amount                                                               Value
 CORPORATE BONDS - CONTINUED
            FINANCE & INSURANCE - CONTINUED
 $  395,000 NationsBank Corp.,
            5.375%, 4/15/00.......................................   $   394,673
            Salomon, Inc.:
    750,000 6.50%, 3/1/00.........................................       759,073
  1,000,000 7.30%, 5/15/02........................................     1,055,559
    500,000 Transamerica Finance Corp.,
            6.75%, 6/1/00.........................................       510,644
                                                                     -----------
                                                                      17,290,530
                                                                     -----------
            FOOD & BEVERAGE PRODUCTS - 3.6%
  1,000,000 Coca-Cola Enterprises, Inc.,
            6.375%, 8/1/01........................................     1,031,080
  1,500,000 Pepsico, Inc., MTN,
            6.375%, 12/31/99......................................     1,526,328
                                                                     -----------
                                                                       2,557,408
                                                                     -----------
            PAPER & PACKAGING - 1.4%
  1,000,000 International Paper Co.,
            7.00%, 6/1/01.........................................     1,041,057
                                                                     -----------
            RETAILING & WHOLESALE - 2.4%
            Sears Roebuck Acceptance Corp., MTN:
    650,000 6.38%, 2/16/99........................................       652,194
  1,000,000 6.56%, 11/20/03.......................................     1,050,494
                                                                     -----------
                                                                       1,702,688
                                                                     -----------
            Total Corporate Bonds
             (cost $27,347,432)...................................    27,799,086
                                                                     -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
    857,564 Prudential Home Mortgage
             Securities Co., Series
             1992-45, Class A4,
            6.50%, 1/25/00 (cost $853,276)........................       861,779
                                                                     -----------
 U.S. AGENCY OBLIGATIONS - 8.4%
    750,000 Federal Home Loan Bank, FRN,
            5.52%, 6/17/99........................................       750,232
            Federal Home Loan Mortgage Corp.:
    476,272 6.00%, 1/1/01.........................................       478,258
    847,135 6.00%, 9/1/01.........................................       853,209
  1,499,152 7.00%, 12/1/99........................................     1,515,178
    235,948 8.00%, 1/1/99.........................................       237,647

 Principal
   Amount                                                               Value
 U.S. AGENCY OBLIGATIONS - CONTINUED
 $  753,619 Federal National Mortgage Assoc.,
            6.50%, 9/1/05.........................................   $   768,450
    500,000 Federal National Mortgage Assoc., MTN,
            5.546%, 10/20/98......................................       499,985
    864,319 Government National Mortgage Assoc.,
            6.50%, 12/15/08.......................................       885,996
                                                                     -----------
            Total U.S. Agency Obligations
             (cost $5,922,332)....................................     5,988,955
                                                                     -----------
 U.S. TREASURY NOTES - 25.2%
            U.S. Treasury Notes:
  2,000,000 5.25%, 8/15/03........................................     2,090,002
  4,000,000 5.375%, 2/15/01.......................................     4,091,252
  1,000,000 6.00%, 8/15/00........................................     1,028,751
  1,000,000 6.375%, 1/15/99.......................................     1,005,626
  1,000,000 6.375%, 5/15/99.......................................     1,010,626
  5,000,000 6.375%, 5/15/00.......................................     5,148,440
  3,500,000 7.50%, 10/31/99.......................................     3,606,095
                                                                     -----------
            Total U. S. Treasury Notes
             (cost $17,643,796)...................................    17,980,792
                                                                     -----------
 YANKEE OBLIGATIONS - 3.0%
  1,000,000 WMC Finance USA Limited,
            6.50%, 11/15/03 ......................................     1,052,588
  1,000,000 Hanson PLC,
            7.375%, 1/15/03.......................................     1,077,191
                                                                     -----------
            Total Yankee Obligations
             (cost $2,051,214)....................................     2,129,779
                                                                     -----------
 FUNDING AGREEMENTS - 2.8%
  2,000,000 Allstate Insurance,
            5.698%, 10/1/98 (cost $2,000,000).....................     2,000,000
                                                                     -----------
 REPURCHASE AGREEMENT - 5.1%
  3,614,223 Dresdner Bank AG, 5.00% dated 9/30/98, due 10/1/98
             cost, $3,614,223, maturity value $3,614,725 (b)......     3,614,223
                                                                     -----------

     TOTAL INVESTMENTS -
      (COST $69,717,020)...................................    99.1%  70,767,337
     OTHER ASSETS AND
      LIABILITIES - NET....................................     0.9      657,095
                                                              -----  -----------
     NET ASSETS - .........................................   100.0% $71,424,432
                                                              =====  ===========

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $3,615,605 U.S. Treasury Notes, 5.395%, due 6/30/03 with a value, including accrued interest, of $3,687,917.

SUMMARY OF ABBREVIATIONS:
FRN  Floating Rate Note
MTN  Medium Term Note

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                         Select Total Return Bond Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               September 30, 1998

  Principal
   Amount                                                               Value
 FOREIGN BONDS - 5.4%
             BANKS - 0.6%
 $   750,000 Kreditanst Fur Wie,
         DEM 5.50%, 3/12/07........................................   $  488,413
     560,000 International Bank of Reconstruction & Development
         NZD 7.25%, 5/27/03........................................      291,987
                                                                      ----------
                                                                         780,400
                                                                      ----------
             FINANCE - 0.9%
   1,000,000 DSL Finance NV,
         DEM 5.00%, 7/23/04........................................      634,217
   2,500,000 Eksportfinans AS,
         SEK 6.875%, 2/9/04........................................      346,092
     200,000 GMAC International Finance BV,
         GBP 7.125%, 2/10/00.......................................      340,258
                                                                      ----------
                                                                       1,320,567
                                                                      ----------
             MANUFACTURING - DISTRIBUTING - 0.3%
     840,000 Siemens Co Ordinat,
         NLG 5.50%, 3/12/07........................................      481,695
                                                                      ----------
             UTILITIES - WATER - 0.1%
     180,000 Vodohospodarska Vystavba,
         DEM 8.00%, 7/9/01.........................................      100,615
                                                                      ----------
             GOVERNMENT - 3.5%
   4,000,000 Denmark Kingdom,
         DKK 6.00%, 11/15/02.......................................      667,538
   1,000,000 Dutch Government
         NLG 5.75%, 9/15/02........................................      569,730
             French Government:
   3,500,000 5.25%, 4/25/08........................................      682,149
         FRF
   2,500,000 5.50%, 4/25/29........................................      484,392
         FRF
             German Federal Republic:
   1,250,000 5.25%, 1/4/08.........................................      822,630
         DEM
     720,000 5.625%, 1/4/28........................................      479,657
         DEM
             Kingdom of Sweden:
   2,200,000 5.00%, 1/15/04........................................      286,907
         SEK
   2,500,000 6.50%, 10/25/06.......................................      357,078
         SEK
      70,000 Mexican United States,
         GBP 8.75%, 5/30/02........................................       98,701
     500,000 New Zealand,
         NZD 8.00%, 4/15/04........................................      277,586
                                                                      ----------
                                                                       4,726,368
                                                                      ----------
             Total Foreign Bonds
              (cost $7,098,303)....................................    7,409,645
                                                                      ----------
 MORTGAGE-BACKED SECURITIES - 21.8%
             FEDERAL HOME LOAN MORTGAGE CORP. - 18.4%
   6,213,797 7.00%, 6/1/27-5/1/28..................................    6,390,828
  11,829,568 7.50%, 10/1/11-7/1/28.................................   12,209,562
   3,743,061 8.00%, 4/1/27-5/1/27..................................    3,869,352
   2,538,690 8.50%, 1/1/28.........................................    2,646,508
                                                                      ----------
                                                                      25,116,250
                                                                      ----------

   Principal
    Amount                                                            Value
 MORTGAGE-BACKED SECURITIES - CONTINUED
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.4%
 $   1,508,863 6.00%, 5/15/28..................................   $   1,517,313
     3,002,095 6.50%, 5/15/28..................................       3,071,443
                                                                  -------------
                                                                      4,588,756
                                                                  -------------
               Total Mortgage-Backed Securities (cost
                $29,447,311)...................................      29,705,006
                                                                  -------------
 U.S. TREASURY OBLIGATIONS - 29.3%
               U.S. Treasury Bonds:
     7,560,000 5.50%, 8/15/28..................................       8,171,891
     3,000,000 7.625%, 2/15/07.................................       3,290,628
     2,000,000 7.875%, 2/15/21.................................       2,703,752
     3,000,000 9.00%, 11/15/18.................................       4,430,628
               U.S. Treasury Notes:
     3,000,000 5.50%, 2/28/03..................................       3,139,689
     2,700,000 5.625%, 11/30/00................................       2,769,190
     3,000,000 5.625%, 2/15/06.................................       3,238,128
     2,175,000 5.875%, 10/31/98................................       2,177,721
     2,200,000 6.50%, 8/15/05..................................       2,479,814
     4,000,000 6.625%, 3/31/02.................................       4,288,752
     2,850,000 7.50%, 11/15/01.................................       3,106,503
                                                                  -------------
                                                                     39,796,696
                                                                  -------------
               Total U.S. Treasury Obligations
                (cost $37,701,787).............................      39,796,696
                                                                  -------------
 YANKEE OBLIGATIONS - 1.4%
               FINANCE - 0.5%
       100,000 Hutchison Whampoa Finance Ltd.,
               6.95%, 8/1/07...................................          87,325
       500,000 ICI Finance Ned,
               6.75%, 8/7/02...................................         527,336
                                                                  -------------
                                                                        614,661
                                                                  -------------
               OTHER - 0.2%
       500,000 Mastellone Hermanos S A,
               11.75%, 4/1/08 (a)..............................         320,000
                                                                  -------------
               PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.4%
     1,000,000 Radio E Televisao Bandeirantes,
               12.875%, 5/15/06 (a)............................         556,320
                                                                  -------------
               GOVERNMENT - 0.3%
       100,000 Kingdom of Thailand,
               7.75%, 4/15/07..................................          79,493
       100,000 Korea Republic,
               8.75%, 4/15/03..................................          91,507
       100,000 Republic of Kazakhstan,
               8.375%, 10/2/02.................................          68,758
       100,000 Republic of Lithuania,
               7.125%, 7/22/02.................................          90,359
       100,000 Republic of Slovakia,
               9.50%, 5/28/03..................................          80,500
                                                                  -------------
                                                                        410,617
                                                                  -------------
               Total Yankee Obligations -
                (cost $2,568,865)..............................       1,901,598
                                                                  -------------

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--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                              Value
 CORPORATE BONDS & NOTES - 39.0%
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.3%
 $   500,000 Walbro Corp.,
             10.125%, 12/15/07...................................   $    455,000
                                                                    ------------
             BANKS - 3.2%
   2,000,000 Bankers Trust New York Corp.,
             7.25%, 10/15/11.....................................      2,063,908
   2,000,000 Keycorp,
             8.00%, 7/1/04.......................................      2,255,580
                                                                    ------------
                                                                       4,319,488
                                                                    ------------
             BROKERS - 1.5%
   2,000,000 Paine Webber Group Inc.,
             6.50%, 11/1/05......................................      2,043,968
                                                                    ------------
             CHEMICAL & AGRICULTURAL PRODUCTS - 0.2%
     250,000 Polymer Group Inc.,
             9.00%, 7/1/07.......................................        238,750
                                                                    ------------
             COMMUNICATION SYSTEMS & SERVICES - 4.5%
     500,000 Adelphia Communications Corp.,
             9.875%, 3/1/07......................................        540,000
   2,000,000 Cable & Wireless Communication,
             6.75%, 3/6/08.......................................      2,091,314
   1,000,000 Century Communications Corp.,
             (Eff. Yield 9.03%) (c)
             0.00% 1/15/08.......................................        475,000
     500,000 Lenfest Communications, Inc.,
             8.375%, 11/1/05.....................................        528,750
   1,000,000 Microcell Telecommunications,
             (Eff. Yield 9.75%) (c)
             0.00% 6/1/06........................................        715,000
     500,000 Price Communications Wireless,
             9.125%, 12/15/06 (a)................................        490,000
     500,000 Rogers Cablesystems Ltd.,
             9.625%, 8/1/02......................................        530,000
     500,000 Rural Cellular Corp.,
             9.625%, 5/15/08.....................................        456,875
     400,000 Winstar Communications Inc.,
             (Eff. Yield 10.50%) (c)
             0.00%, 10/15/05.....................................        270,000
                                                                    ------------
                                                                       6,096,939
                                                                    ------------
             ENERGY - 0.9%
             P&L Coal Holdings Corp.:
   1,000,000 8.875%, 5/15/08 (a).................................      1,020,000
     250,000 9.625%, 5/15/08 (a).................................        245,625
                                                                    ------------
                                                                       1,265,625
                                                                    ------------
             FINANCE & INSURANCE - 0.4%
     500,000 Reliance Group Holdings Inc.,
             9.75%, 11/15/03.....................................        517,500
                                                                    ------------
             FINANCE - 5.0%
     500,000 CB Richards Ellis Services Inc.,
             8.875%, 6/1/06......................................        491,250
   2,000,000 Chrysler Financial Corp.,
             6.16%, 7/28/99......................................      2,009,894
   2,000,000 Household Finance Corp.,
             8.00%, 8/1/04.......................................      2,243,656
   2,000,000 Lincoln National Corp.,
             7.00%, 3/15/18......................................      2,071,286
                                                                    ------------
                                                                       6,816,086
                                                                    ------------

  Principal
   Amount                                                            Value
 CORPORATE BONDS & NOTES - CONTINUED
             FOOD & BEVERAGE PRODUCTS - 1.5%
 $   500,000 Aurora Foods Inc.,
             8.75%, 7/1/08.......................................   $    517,500
     500,000 Chiquita Brands International Inc.,
             9.625%, 1/15/04.....................................        511,250
     500,000 Perkins Family Restaurant,
             10.125%, 12/15/07...................................        501,250
     500,000 R A B Enterprises Inc.,
             10.50%, 5/1/05 (a)..................................        467,500
                                                                    ------------
                                                                       1,997,500
                                                                    ------------
             GAMING - 0.2%
     250,000 Grand Casino Inc.,
             10.125%, 12/1/03....................................        263,750
                                                                    ------------
             HEALTHCARE PRODUCTS & SERVICES - 0.9%
     500,000 Genesis Health,
             9.75%, 6/15/05......................................        495,000
     500,000 Insight Health Services Corp.,
             9.625%, 6/15/08 (a).................................        452,500
     250,000 Oxford Health Plans Inc.,
             11.00%, 5/15/05 (a).................................        212,500
                                                                    ------------
                                                                       1,160,000
                                                                    ------------
             INFORMATION SERVICES & TECHNOLOGY - 0.2%
     250,000 Unisys Corp.,
             12.00%, 4/15/03.....................................        278,750
                                                                    ------------
             IRON & STEEL - 0.3%
     500,000 WHX Corp.,
             10.50%, 4/15/05.....................................        458,750
                                                                    ------------
             METALS & MINING - 1.6%
   2,000,000 Barrick Gold Corp Inc.,
             7.50%, 5/1/07.......................................      2,222,566
                                                                    ------------
             MANUFACTURING - DISTRIBUTING - 2.9%
     750,000 Exide Corp.,
             2.90%, 12/15/05 (a).................................        375,938
     500,000 International Knife and Saw,
             11.375%, 11/15/06...................................        515,000
     500,000 NSM Steel Inc.,
             12.00%, 2/1/06 (a)..................................        248,750
     750,000 Outboard Marine Corp.,
             10.75%, 6/1/08 (a)..................................        724,687
   2,000,000 Sony Corp.,
             6.125%, 3/4/03......................................      2,070,292
                                                                    ------------
                                                                       3,934,667
                                                                    ------------
             OIL/ENERGY - 2.5%
     500,000 HS Resources Inc.,
             9.25%, 11/15/06.....................................        476,250
     950,000 Parker Drilling Co.,
             9.75%, 11/15/06.....................................        883,500
   2,000,000 Petroleum Geo Services,
             6.625%, 3/30/08.....................................      2,034,446
                                                                    ------------
                                                                       3,394,196
                                                                    ------------
             PAPER & PACKAGING - 1.5%
   2,000,000 UPM-Kymmene Corp.,
             6.875%, 11/26/07 (a)................................      2,071,762
                                                                  ------------

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                                   Evergreen
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--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS (continued)
                               September 30, 1998

  Principal
   Amount                                                              Value
 CORPORATE BONDS & NOTES - CONTINUED
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.4%
 $   500,000 American Lawyer Media Inc.,
             9.75%, 12/15/07.....................................   $    501,250
                                                                    ------------
             REAL ESTATE - 0.7%
     500,000 HMH Property Inc.,
             7.875%, 8/1/08......................................        493,750
     500,000 MDC Holdings Inc.,
             8.375%, 2/1/08......................................        480,000
                                                                    ------------
                                                                         973,750
                                                                    ------------
             RETAILING & WHOLESALE - 4.8%
     500,000 FRD Acquisition Co.,
             12.50%, 7/15/04.....................................        500,000
     500,000 Jitney Jungle Stores America Inc.,
             10.375%, 9/15/07....................................        505,000
   2,000,000 Kroger Co.,
             6.375%, 3/1/08......................................      2,000,862
     500,000 MTS Inc.,
             9.375%, 5/1/05 (a)..................................        452,500
     500,000 Pamida Inc.,
             11.75%, 3/15/03.....................................        460,000
   2,000,000 Sears Roebuck & Co.,
             9.375%, 11/1/11.....................................      2,668,182
                                                                    ------------
                                                                       6,586,544
                                                                    ------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 1.2%
     600,000 Acme Television LLC,
             (Eff. Yield 8.93%)
             0.00%, 9/30/04......................................        471,000
     250,000 Comcast Corp.,
             9.50%, 1/15/08......................................        280,062

  Principal
   Amount                                                              Value
 CORPORATE BONDS & NOTES - CONTINUED
             TELECOMMUNICATION SERVICES &
              EQUIPMENT - CONTINUED
 $   500,000 ICO Global Commerce,
             15.00%, 8/1/05......................................   $    397,500
     500,000 Paging Network Inc.,
             10.00%, 10/15/08....................................        498,750
                                                                    ------------
                                                                       1,647,312
                                                                    ------------
             TEXTILE & APPAREL - 0.4%
     500,000 Delta Mills Inc.,
             9.625%, 9/1/07......................................        467,500
                                                                    ------------
             TRANSPORTATION - 3.9%
     500,000 Cenargo International Ltd.,
             9.75%, 6/15/08......................................        411,250
   2,000,000 Federal Express Corp.,
             9.875%, 4/1/02......................................      2,294,818
   1,882,790 Southwest Airlines Co.,
             8.70%, 7/1/11.......................................      2,258,285
     500,000 TBS Shipping International Ltd.,
             10.00%, 5/1/05 (a)..................................        372,500
                                                                    ------------
                                                                       5,336,853
                                                                    ------------
             Total Corporate Bonds & Notes
              (cost $53,618,313).................................     53,048,506
                                                                    ------------
 REPURCHASE AGREEMENTS - 3.6%
   4,896,481 Dresdner Bank AG
              5.00% dated 9/30/98,
              due 10/1/98, cost, $4,896,481,
              maturity value $4,897,161 (b)......................      4,896,481
                                                                    ------------

             TOTAL INVESTMENTS -
              (COST $135,331,060)........................   100.5%  136,757,932
             OTHER ASSETS AND LIABILITIES - NET..........    (0.5)     (735,876)
                                                            -----  ------------
             NET ASSETS -................................   100.0% $136,022,056
                                                            =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreements collateralized by $4,870,000 US Treasury Notes, 5.625% due 12/31/99 with a value, including accrued interest, $4,994,782.
(c) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                              U.S. $ VALUE AT   IN EXCHANGE  UNREALIZED
EXCHANGE DATE      CONTRACTS TO DELIVER      SEPTEMBER 30, 1998 FOR U.S. $  DEPRECIATION
----------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Sell:
11/13/98       300,000 French Francs               53,694          50,519     $ (3,175)
11/13/98       700,000 German Deutsche Marks      420,131         395,525      (24,606)
11/13/98       600,000 Danish Krone                94,541          88,843       (5,698)
11/13/98       300,000 Swedish Krone               38,327          37,008       (1,319)
                                                                              --------
                                                                              $(34,798)
                                                                              ========

SUMMARY OF ABBREVIATIONS:
 DEM     German Deutsche Marks
 DKK     Danish Krone
 FRF     French Franc
 GBP     British Pound Sterling
 NLG     Netherland Guilder
 NZD     New Zealand Dollar
 SEK     Swedish Krona

                  See Combined Notes to Financial Statements.

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                                   Evergreen
                           Select Fixed Income Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                               September 30, 1998

                     ADJUSTABLE       CORE         FIXED          INCOME      INTERMEDIATE INTERNATIONAL   LIMITED   TOTAL RETURN
                        RATE          BOND         INCOME          PLUS        TAX EXEMPT      BOND       DURATION       BOND
                        FUND          FUND          FUND           FUND        BOND FUND       FUND         FUND         FUND
----------------------------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments at
  market value
  (identified
  cost -
   $32,721,065,
  $566,629,781,
  $649,690,557,
  $1,269,414,951,
  $699,113,382,
  $43,564,928,
  $69,717,020 and
  $135,331,060
  respectively)....  $32,618,579  $589,747,592  $676,348,837  $1,360,488,135  $743,943,962  $46,108,930  $70,767,337 $136,757,932
 Cash..............        2,699             0             0           3,439           423      290,906            0            0
 Foreign currency
  (cost $0, $0,
  $0, $0, $0,
  $120,191, $0 and
  $30,185
  respectively)....            0             0             0               0             0      117,577            0       30,531
 Interest
  receivable.......      289,561     7,306,695     8,100,318      21,789,595    11,018,786    1,356,610      911,363    2,109,052
 Receivable for
  investments
  sold.............      242,865     2,460,514        53,668               0             0            0            0      444,023
 Receivable for
  Fund shares
  sold.............            0       332,761       523,054       2,171,445       131,000            0            0            0
 Receivable from
  investment
  adviser..........            0             0             0               0             0            0        5,790            0
 Prepaid expenses
  and other
  assets...........            0        20,900        44,130         246,683        25,286       35,976       30,005       45,833
----------------------------------------------------------------------------------------------------------------------------------
   Total assets....   33,153,704   599,868,462   685,070,007   1,384,699,297   755,119,457   47,909,999   71,714,495  139,387,371
----------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Dividends
  payable..........       24,486     2,433,853     2,285,266       5,816,049     2,765,892      127,722      116,705      158,799
 Payable for
  investments
  purchased........      299,190             0        43,171               0             0            0            0    3,067,850
 Payable for Fund
  shares
  redeemed.........            0       293,359     3,571,744       3,187,617       138,162            0      116,849            0
 Unrealized
  depreciation on
  forward foreign
  currency
  contracts........            0             0             0               0             0      996,743            0       34,798
 Due to
  custodian........            0        15,999           322               0             0            0            0            0
 Distribution fee
  payable..........          988            85         2,428           2,782           827          117          383            5
 Due to related
  parties..........        8,343       165,611       208,820         475,791       300,387        5,498        2,053       25,754
 Accrued expenses
  and other
  liabilities......        2,145       183,125       242,928         448,502       304,337       43,858       54,073       78,109
----------------------------------------------------------------------------------------------------------------------------------
   Total
    liabilities....      335,152     3,092,032     6,354,679       9,930,741     3,509,605    1,173,938      290,063    3,365,315
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS........  $32,818,552  $596,776,430  $678,715,328  $1,374,768,556  $751,609,852  $46,736,061  $71,424,432 $136,022,056
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
  REPRESENTED BY
 Paid-in capital...  $33,537,970  $561,891,384  $653,937,008  $1,272,861,362  $697,084,509  $48,146,440  $70,251,242 $136,338,755
 Undistributed net
  investment
  income...........        2,876      (199,613)     (288,591)       (242,819)       10,524     (103,870)       5,023        4,751
 Accumulated net
  realized gains
  or losses on
  investments and
  foreign currency
  related
  transactions.....     (619,808)   11,966,848    (1,591,369)     11,076,829     9,684,239   (2,897,681)     117,850   (1,719,312)
 Net unrealized
  appreciation
  (depreciation)
  on investments
  and foreign
  currency related
  transactions.....     (102,486)   23,117,811    26,658,280      91,073,184    44,830,580    1,591,172    1,050,317    1,397,862
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL NET
    ASSETS.........  $32,818,552  $596,776,430  $678,715,328  $1,374,768,556  $751,609,852  $46,736,061  $71,424,432 $136,022,056
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSIST
  OF
 Institutional
  Shares...........  $23,173,962  $125,069,522  $668,906,868  $1,367,240,083  $746,873,697  $46,606,596  $70,810,095 $135,998,399
 Institutional
  Service Shares...    9,644,590       285,979     9,808,460       7,528,473     4,736,155      129,465      614,337       23,657
 Institutional
  Charitable
  Shares...........            0   471,420,929             0               0             0            0            0            0
----------------------------------------------------------------------------------------------------------------------------------
                     $32,818,552  $596,776,430  $678,715,328  $1,374,768,556  $751,609,852  $46,736,061  $71,424,432 $136,022,056
----------------------------------------------------------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Institutional
  Shares...........    2,395,201    11,345,900   109,255,445     231,012,949    11,129,384    4,893,330    6,731,896    1,363,876
 Institutional
  Service Shares...      996,046        25,943     1,602,027       1,272,214        70,574       13,607       58,402          237
 Institutional
  Charitable
  Shares...........            0    42,765,453             0               0             0            0            0            0
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  PER SHARE
 Institutional
  Shares...........        $9.68        $11.02         $6.12           $5.92        $67.11        $9.52       $10.52       $99.71
----------------------------------------------------------------------------------------------------------------------------------
 Institutional
  Service Shares...        $9.68        $11.02         $6.12           $5.92        $67.11        $9.51       $10.52       $99.71
----------------------------------------------------------------------------------------------------------------------------------
 Institutional
  Charitable
  Shares...........           --        $11.02            --              --            --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

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                                   Evergreen
                           Select Fixed Income Funds
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                        Period Ended September 30, 1998

                       ADJUSTABLE     CORE         FIXED        INCOME     INTERMEDIATE  INTERNATIONAL  LIMITED    TOTAL RETURN
                          RATE        BOND        INCOME         PLUS       TAX EXEMPT       BOND       DURATION       BOND
                         FUND*       FUND**       FUND**        FUND**     BOND FUND**      FUND***      FUND**      FUND****
-------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest............  $1,314,020  $29,830,414  $28,882,276  $ 68,024,173  $33,259,276    $  574,578   $3,235,267  $ 3,826,787
-------------------------------------------------------------------------------------------------------------------------------
 EXPENSES
 Management fee......      61,312    1,862,392    2,219,526     5,151,727    3,831,537        60,189      154,868      209,962
 Distribution Plan
  expenses...........      14,710          285        8,535         6,981        3,458            92          268           13
 Administrative
  services fees......           0      133,870      125,951       293,363      183,098         1,735       14,591       14,250
 Transfer agent
  fees...............           0       64,475        1,404           731        2,541           234          784           33
 Trustees' fees and
  expenses...........       1,642       10,575        9,068        18,181       14,071           194          972          588
 Registration and
  filing fees........           0      232,757      282,924       407,366      296,508         1,082       80,633       75,675
 Custodian fees......                  139,675      116,572       319,995      196,048         2,424       15,747       17,932
 Professional fees...       3,974       27,566       25,929        36,740       27,961        24,137       21,636       27,110
 Shareholder reports
  expense............           0       17,363       22,652        44,682       32,056         1,353       16,231        4,921
 Organizational
  fees...............           0            0            0             0            0        38,864            0            0
 Other...............           0       10,034        9,979        23,995       30,105             0        2,506          900
-------------------------------------------------------------------------------------------------------------------------------
  Total expenses.....      81,638    2,498,992    2,822,540     6,303,761    4,617,383       130,304      308,236      351,384
 Less: Indirectly
  paid expenses......           0      (15,383)        (768)      (13,722)      (1,847)            0         (448)        (182)
   Fee waivers.......           0     (526,182)    (504,930)   (1,033,751)    (639,284)      (45,948)    (152,769)    (135,770)
-------------------------------------------------------------------------------------------------------------------------------
  Net expenses.......      81,638    1,957,427    2,316,842     5,256,288    3,976,252        84,356      155,019      215,432
-------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT
  INCOME.............   1,232,382   27,872,987   26,565,434    62,767,885   29,283,024       490,222    3,080,248    3,611,355
-------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  SECURITIES AND
  FOREIGN CURRENCY
  RELATED
  TRANSACTIONS
 Net realized gain
  (loss) on:
 Securities..........     (78,229)  11,761,342     (496,271)   10,936,797    9,684,239      (227,959)     184,337   (1,717,936)
 Foreign currency
  related
  transactions.......           0            0            0             0            0      (360,771)           0            0
 Net change in
  unrealized
  appreciation
  (depreciation) on
  securities and
  foreign currency
  related
  transactions.......    (188,602)   5,569,632   18,257,417    34,820,095   16,064,710     1,578,308      616,411    1,397,862
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gain
  (loss) on
  securities and
  foreign currency
  related
  transactions.......    (266,831)  17,330,974   17,761,146    45,756,892   25,748,949       989,578      800,748     (320,074)
-------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET
  ASSETS RESULTING
  FROM OPERATIONS....  $  965,551  $45,203,961  $44,326,580  $108,524,777  $55,031,973    $1,479,800   $3,880,996  $ 3,291,281
-------------------------------------------------------------------------------------------------------------------------------

   * Seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.
  ** Fund commenced operations on November 24, 1997.
 *** Three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
**** Fund commenced operations on April 20, 1998.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                           Select Fixed Income Funds
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

                                                    ADJUSTABLE     INTERNATIONAL
                                                       RATE            BOND
                                                       FUND            FUND
                                                 ----------------- -------------
                                                    Year Ended      Year Ended
                                                 February 28, 1998 June 30, 1998
--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest......................................     $3,163,703      $2,066,080
--------------------------------------------------------------------------------
 EXPENSES
 Management fee................................        137,489         220,826
 Distribution Plan expenses....................         17,676           1,344
 Professional fees.............................            500           3,306
 Trustees' fees and expenses...................            405             566
 Custodian fees................................              0          11,965
 Registration and filing fees..................              0           3,552
 Administrative services fees..................              0          90,347
 Shareholder reports expense...................              0          11,143
 Transfer agent fees...........................              0          10,840
 Other.........................................              0           9,555
--------------------------------------------------------------------------------
  Total expenses...............................        156,070         363,444
 Less: Fee waivers.............................              0         (68,548)
--------------------------------------------------------------------------------
  Net Expenses.................................        156,070         294,896
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME.........................      3,007,633       1,771,184
--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  SECURITIES AND FOREIGN CURRENCY RELATED
  TRANSACTIONS
 Net realized gain (loss) on:
  Securities...................................        297,743      (1,082,597)
  Foreign currency related transactions........              0         840,135
 Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency related transactions................        (69,974)         38,713
--------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
  securities and foreign currency related
  transactions.................................        227,769        (203,749)
--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................      3,235,402       1,567,435
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                           Select Fixed Income Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                        Period Ended September 30, 1998

                      ADJUSTABLE       CORE          FIXED          INCOME      INTERMEDIATE  INTERNATIONAL   LIMITED
                         RATE          BOND          INCOME          PLUS        TAX EXEMPT       BOND       DURATION
                        FUND*         FUND**         FUND**         FUND**      BOND FUND**      FUND***      FUND**
------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $  1,232,382  $  27,872,987  $ 26,565,434  $   62,767,885  $ 29,283,024   $   490,222  $ 3,080,248
 Net realized gain
  (loss) on:
  Securities......        (78,229)    11,761,342      (496,271)     10,936,797     9,684,239      (227,959)     184,337
  Foreign currency
   related
   transactions...              0              0             0               0             0      (360,771)           0
 Net change in
  unrealized
  appreciation
  (depreciation)
  on securities
  and foreign
  currency related
  transactions....       (188,602)     5,569,632    18,257,417      34,820,095    16,064,710     1,578,308      616,411
------------------------------------------------------------------------------------------------------------------------
  Net increase in
   net assets
   resulting from
   operations.....        965,551     45,203,961    44,326,580     108,524,777    55,031,973     1,479,800    3,880,996
------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
  FROM NET
  INVESTMENT
  INCOME
 Institutional
  Shares..........       (887,998)    (5,164,728)  (26,373,150)    (62,598,276)  (29,222,895)     (638,833)  (3,073,999)
 Institutional
  Service Shares..       (344,384)        (6,574)     (192,964)       (169,001)      (60,129)       (1,692)      (6,249)
 Institutional
  Charitable
  Shares..........              0    (22,701,686)            0               0             0             0            0
------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...     (1,232,382)   (27,872,988)  (26,566,114)    (62,767,277)  (29,283,024)     (640,525)  (3,080,248)
------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....     12,620,392    763,461,851   584,709,292   1,335,192,430   815,300,441     8,607,670   76,083,563
 Proceeds from
  reinvestment of
  distributions...        913,798      4,186,376     2,361,028       1,853,405       120,031       512,803    1,650,900
 Payment for
  shares
  redeemed........    (16,749,211)  (188,202,770)  (98,155,046)   (170,985,567)  (89,559,569)     (144,292) (40,029,773)
 Shares issued in
  connection with
  the acquisition
  of:
  CoreFund Bond
   Fund...........              0              0             0     162,950,788             0             0            0
  CoreFund Short
   Term Income
   Fund...........              0              0             0               0             0             0   32,918,994
  CoreFund Short
   Intermediate
   Bond Fund......              0              0   172,039,588               0             0             0            0
------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net
   assets resulting
   from capital
   share
   transactions...     (3,215,021)   579,445,457   660,954,862   1,329,011,056   725,860,903     8,976,181   70,623,684
------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....     (3,481,852)   596,776,430   678,715,328   1,374,768,556   751,609,852     9,815,456   71,424,432
 NET ASSETS
 Beginning of
  period..........     36,300,404              0             0               0             0    36,920,605            0
------------------------------------------------------------------------------------------------------------------------
 End of period....   $ 32,818,552  $ 596,776,430  $678,715,328  $1,374,768,556  $751,609,852   $46,736,061  $71,424,432
------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income .........   $      2,876  $    (199,613) $   (288,591) $     (242,819) $     10,524   $  (103,870) $     5,023
------------------------------------------------------------------------------------------------------------------------
                     TOTAL RETURN
                         BOND
                       FUND****
------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $  3,611,355
 Net realized gain
  (loss) on:
  Securities......     (1,717,936)
  Foreign currency
   related
   transactions...              0
 Net change in
  unrealized
  appreciation
  (depreciation)
  on securities
  and foreign
  currency related
  transactions....      1,397,862
------------------------------------------------------------------------------------------------------------------------
  Net increase in
   net assets
   resulting from
   operations.....      3,291,281
------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
  FROM NET
  INVESTMENT
  INCOME
 Institutional
  Shares..........     (3,611,031)
 Institutional
  Service Shares..           (324)
 Institutional
  Charitable
  Shares..........              0
------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...     (3,611,355)
------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....    134,638,661
 Proceeds from
  reinvestment of
  distributions...      3,130,119
 Payment for
  shares
  redeemed........     (1,426,650)
 Shares issued in
  connection with
  the acquisition
  of:
  CoreFund Bond
   Fund...........              0
  CoreFund Short
   Term Income
   Fund...........              0
  CoreFund Short
   Intermediate
   Bond Fund......              0
------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net
   assets resulting
   from capital
   share
   transactions...    136,342,130
------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....    136,022,056
 NET ASSETS
 Beginning of
  period..........              0
------------------------------------------------------------------------------------------------------------------------
 End of period....   $136,022,056
------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income .........   $      4,751
------------------------------------------------------------------------------------------------------------------------

   * Seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective September 30,1998.
  ** Funds commenced operations on November 24, 1997.
 *** Three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30,1998.
**** Fund commenced operations on April 20, 1998.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Evergreen
                           Select Fixed Income Fund
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS

                             ADJUSTABLE RATE FUND      INTERNATIONAL BOND FUND
                          ---------------------------  ----------------------------
                              Year       Five Months
                             Ended          Ended            Year Ended
                          February 28,  February 28,*         June 30,
                          ------------  -------------  ----------------------------
                              1998          1997           1998         1997
-----------------------------------------------------------------------------------
                                                                       (000's)
OPERATIONS
 Net investment income..  $  3,007,633  $  2,283,405   $   1,771,184  $   1,774
 Net realized gain
  (loss) on:
 Securities.............       297,743        27,179      (1,082,597)       423
 Foreign currency
  related transactions..             0             0         840,135
 Net change in
  unrealized
  appreciation
  (depreciation) on
  securities and foreign
  currency related
  transactions..........       (69,974)       38,889          38,713       (149)
-----------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............     3,235,402     2,349,473       1,567,435      2,048
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM NET
 INVESTMENT INCOME
 Institutional Shares...    (2,543,452)   (1,889,020)     (2,380,391)    (2,621)
 Institutional Service
  Shares................      (437,527)     (214,330)        (14,784)       (13)
-----------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (2,980,979)   (2,103,350)     (2,395,175)    (2,634)
-----------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
 Proceeds from shares
  sold..................    17,099,051    18,545,059       1,569,153        138
 Proceeds from
  reinvestment of
  distributions.........     2,868,485     2,386,262       2,047,650      2,685
 Payment for shares
  redeemed..............   (57,749,240)  (27,684,051)       (640,270)      (615)
-----------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions..........   (37,781,704)   (6,752,730)      2,976,533      2,208
-----------------------------------------------------------------------------------
  Total increase in net
   assets...............   (37,527,281)   (6,506,607)      2,148,793      1,622
NET ASSETS
 Beginning of period....    73,827,685    80,334,292      34,771,812     33,150
-----------------------------------------------------------------------------------
 END OF PERIOD..........  $ 36,300,404  $ 73,827,685   $  36,920,605  $  34,772
-----------------------------------------------------------------------------------
Undistributed net
 investment income .....  $    (10,097) $       (250)  $           0  $       0
-----------------------------------------------------------------------------------

* The Fund changed its fiscal year end from September 30 to the last day of February, effective February 28, 1997.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     COMBINED NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION

The Evergreen Select Fixed Income Funds consist of Evergreen Select Adjustable Rate Fund ("Adjustable Rate Fund"), Evergreen Select Core Bond Fund ("Core Bond Fund"), Evergreen Select Fixed Income Fund ("Fixed Income Fund"), Evergreen Se-lect Income Plus Fund ("Income Plus Fund"), Evergreen Select Intermediate Tax Exempt Bond Fund ("Intermediate Bond Fund"), Evergreen Select International Bond Fund ("International Bond Fund"), Evergreen Select Limited Duration Fund ("Limited Duration Fund"), and Evergreen Select Total Return Bond Fund ("Total Return Bond Fund") (collectively, the "Funds"). Each Fund is a diversified se-ries of Evergreen Select Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open end management in-vestment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer an Institutional Class of shares ("Class I") and an Institu-tional Service Class of shares ("Class IS"). Additionally, certain Funds offer an Institutional Charitable Class of shares ("Class IC"). Each class of shares is sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee. Class I and Class IS shares are available to institutional investors through broker-dealers, banks and other financial intermediaries. Class IC shares are available only to those investors that qualify as a non-profit organization under the Internal Revenue Code. Such organizations would include charitable trusts, non-profit hospitals, private foundations, private schools and colleges, public charities, religious entities and charitable remainder trusts.

2. REORGANIZATION OF COREFUND GLOBAL BOND FUND

Effective on the close of business August 28, 1998, the International Bond Fund acquired all of the assets and certain liabilities of the CoreFund Global Bond Fund (the "CoreFund") through a tax-free exchange of shares. Shareholders of Class A and Class Y shares of the CoreFund became owners of that number of full and fractional shares of Class IS and Class I, respectively, of the Interna-tional Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the CoreFund immediately prior to the close of business on August 28, 1998. The financial statements of the International Bond Fund reflect the historical financial results of the CoreFund prior to the re-organization. Additionally, the fiscal year end of the CoreFund for financial reporting and tax purposes was changed to coincide with that of the Trust.

3. COREFUND ACQUISITIONS

Effective July 27, 1998, the Funds noted below acquired substantially all the assets and assumed certain liabilities of the following management investment companies through tax-free exchanges. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:

                                                              Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                     Acquired Fund             Assets Acquired Shares Issued Appreciation After Acquisition
-------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund      CoreFund Short Intermediate Bond Fund  $172,039,588    28,782,616    $1,206,249   $  672,078,330
Income Plus Fund       CoreFund Bond Fund                     $162,950,788    28,298,931    $3,357,731   $1,341,154,434
Limited Duration Fund  CoreFund Short Term Income Fund        $ 32,918,994     3,162,720    $   82,968   $   86,669,648

4. CONVERSION INFORMATION

On November 24, 1997, the Fixed Income Fund, Income Plus Fund, Intermediate Bond Fund and Limited Duration Fund commenced operations of their respective Class I shares, and the Core Bond Fund commenced operations of its Class IC shares, as a result of a conversion of common trust funds managed by First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union").

                               Core Bond   Fixed Income  Income Plus   Intermediate    Limited
                                  Fund         Fund          Fund       Bond Fund   Duration Fund
                           --------------------------------------------------------------------
     Shares issued...........   37,986,480   78,155,087    201,873,263   11,507,322    4,756,439
     Net assets.............. $405,676,074 $465,572,501 $1,153,786,915 $746,085,404  $49,567,895
     Net asset value per
      share..................        10.68         5.96           5.72        64.84        10.42
     Unrealized appreciation
      of investments.........   17,548,179    7,194,614     52,895,358   28,765,870      350,938

The foregoing amounts are reflected as proceeds received from shares sold in the statements of changes in net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (continued)

5. IN-KIND TRANSACTION

On January 21, 1998, the Evergreen Intermediate Term Bond Fund II, Class Y, ex-ecuted a redemption in kind transaction of $107,122,275. This transaction re-sulted in the liquidation of substantially all of the net assets of this Fund's Class Y shares. In turn, on January 22, 1998, the assets from this transaction were transferred to the Core Bond Fund in exchange for 9,937,532 Class I shares. These amounts are reflected in proceeds from shares sold in the state-ment of changes in net assets. In exchange for these shares, investment securi-ties, excluding cash and cash equivalents, with a cost and market value of $105,937,662, were contributed to the Fund. Additionally, Core Bond Fund re-ceived cash and other assets of $1,184,613 to complete the transaction.

6. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on mar-ket transactions for comparable securities and analysis of various relation-ships between similar securities, which are generally recognized by institu-tional traders. Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Adjustable Rate Fund along with certain other funds managed by Evergreen Investment Management Company (formerly Keystone Investment Management Company) ("EIMCO"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repur-chase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

changes in foreign currency exchange rates is a component of net unrealized ap-preciation (depreciation) on investments and foreign currency related transac-tions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is in-cluded in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in ex-change rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transac-tions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities.

F. SECURITIES LENDING
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 30% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing there-on, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

H. FEDERAL TAXES
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. DISTRIBUTIONS
Distributions from net investment income for the Funds are declared daily and paid monthly, with the exception of International Bond Fund which declares and pays dividends quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and Capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (continued)

J. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for Class IS.

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are cur-rently divided into Class I, Class IS and Class IC. Transactions in shares of the Funds were as follows:

Adjustable Rate Fund

                              Seven Months                                          Five Months
                                  Ended                   Year Ended                   Ended
                           September 30, 1998*         February 28,1998         February 28, 1997**
                         ------------------------  -------------------------  -------------------------
                           Shares       Amount       Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------------------------------
CLASS I
Shares sold.............    694,346  $  6,750,376      756,542  $  7,370,775    1,030,429  $ 10,000,000
Shares issued in
 reinvestment of
 distributions..........     76,201       739,024      254,776     2,481,417      221,061     2,145,897
Shares redeemed......... (1,040,259)  (10,108,386)  (5,579,904)  (54,382,797)    (830,759)   (8,073,653)
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   (269,712) $ (2,618,986) (4,568,586)  $(44,530,605)     420,731  $  4,072,244
--------------------------------------------------------------------------------------------------------
CLASS IS
Shares sold.............    603,561  $  5,870,016      996,337  $  9,728,276      879,121  $  8,545,059
Shares issued in
 reinvestment of
 distributions..........     18,011       174,774       39,661       387,068       24,800       240,365
Shares redeemed.........   (683,194)   (6,640,825)    (344,863)   (3,366,443)  (2,020,244)  (19,610,398)
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    (61,622) $   (596,035)     691,135  $  6,748,901  (1,116,323)  $(10,824,974)
--------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.
**The Fund changed its fiscal year end from September 30 to the last day of February, effective February 28, 1997.

Core Bond Fund

                                                        December 19, 1997
                                                     (Commencement of Class
                                                         Operations) to
                                                       September 30, 1998
                                                    --------------------------
                                                      Shares        Amount
-------------------------------------------------------------------------------
CLASS I
Shares sold........................................  25,320,737  $ 272,870,840
Shares issued in reinvestment of distributions.....     380,632      4,107,609
Shares redeemed.................................... (14,355,469)  (154,715,985)
-------------------------------------------------------------------------------
Net increase.......................................  11,345,900  $ 122,262,464
-------------------------------------------------------------------------------

                                                            March 9, 1998
                                                       (Commencement of Class
                                                           Operations) to
                                                         September 30, 1998
                                                       ------------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
CLASS IS
Shares sold...........................................      28,459  $   298,107
Shares issued in reinvestment of distributions........         466        5,043
Shares redeemed.......................................      (2,982)     (32,567)
--------------------------------------------------------------------------------
Net increase..........................................      25,943  $   270,583
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (continued)

Core Bond Fund

                                                          November 24, 1997
                                                       (Commencement of Class
                                                           Operations) to
                                                         September 30, 1998
                                                       ------------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
CLASS IC
Shares sold........................................... 45,858,535  $490,292,904
Shares issued in reinvestment of distributions........      6,818        73,724
Shares redeemed....................................... (3,099,900)  (33,454,218)
--------------------------------------------------------------------------------
Net increase.......................................... 42,765,453  $456,912,410
--------------------------------------------------------------------------------

Fixed Income Fund

                                                       November 24, 1997
                                                     (Commencement of Class
                                                         Operations) to
                                                       September 30, 1998
                                                    -------------------------
                                                      Shares        Amount
------------------------------------------------------------------------------
CLASS I
Shares sold........................................  96,306,245  $574,168,788
Shares issued in acquisition of CoreFund Short
 Intermediate Bond Fund............................  28,361,801   169,524,345
Shares issued in reinvestment of distributions.....     367,945     2,225,816
Shares redeemed.................................... (15,780,546)  (94,528,967)
------------------------------------------------------------------------------
Net increase....................................... 109,255,445  $651,389,982
------------------------------------------------------------------------------

                                                          March 9, 1998
                                                     (Commencement of Class
                                                         Operations) to
                                                       September 30, 1998
                                                     ------------------------
                                                       Shares       Amount
------------------------------------------------------------------------------
CLASS IS
Shares sold.........................................  1,763,400  $ 10,540,504
Shares issued in acquisition of CoreFund Short
 Intermediate Bond Fund.............................    420,815     2,515,243
Shares issued in reinvestment of distributions......     22,476       135,212
Shares redeemed.....................................   (604,664)   (3,626,079)
------------------------------------------------------------------------------
Net increase........................................  1,602,027  $  9,564,880
------------------------------------------------------------------------------

Income Plus Fund

                                                      November 24, 1997
                                                    (Commencement of Class
                                                        Operations) to
                                                      September 30, 1998
                                                  ---------------------------
                                                    Shares         Amount
------------------------------------------------------------------------------
CLASS I
Shares sold...................................... 231,167,025  $1,322,240,227
Shares issued in acquisition of CoreFund Bond
 Fund............................................  28,015,168     161,316,824
Shares issued in reinvestment of distributions...     300,191       1,753,774
Shares redeemed.................................. (28,469,435)   (163,795,977)
------------------------------------------------------------------------------
Net increase..................................... 231,012,949  $1,321,514,848
------------------------------------------------------------------------------

                                                           March 2, 1998
                                                       (Commencement of Class
                                                           Operations) to
                                                         September 30, 1998
                                                       -----------------------
                                                         Shares      Amount
-------------------------------------------------------------------------------
CLASS IS
Shares sold...........................................  2,219,376  $12,952,203
Shares issued in acquisition of CoreFund Bond Fund....    283,763    1,633,964
Shares issued in reinvestment of distributions........     17,172       99,631
Shares redeemed....................................... (1,248,097)  (7,189,590)
-------------------------------------------------------------------------------
Net increase..........................................  1,272,214  $ 7,496,208
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Intermediate Tax Exempt Bond Fund

                                                          November 24, 1997
                                                       (Commencement of Class
                                                           Operations) to
                                                         September 30, 1998
                                                       ------------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
CLASS I
Shares sold........................................... 12,457,190  $808,447,293
Shares issued in reinvestment of distributions........      1,174        77,276
Shares redeemed....................................... (1,328,980)  (87,315,146)
--------------------------------------------------------------------------------
Net increase.......................................... 11,129,384  $721,209,423
--------------------------------------------------------------------------------

                                                            March 2, 1998
                                                       (Commencement of Class
                                                           Operations) to
                                                         September 30, 1998
                                                       ------------------------
                                                        Shares       Amount
--------------------------------------------------------------------------------
CLASS IS
Shares sold...........................................   104,141  $   6,853,148
Shares issued in reinvestment of distributions........       647         42,755
Shares redeemed.......................................   (34,214)    (2,244,423)
--------------------------------------------------------------------------------
Net increase..........................................    70,574  $   4,651,480
--------------------------------------------------------------------------------

International Bond Fund

                            Three Months
                               Ended              Year Ended            Year Ended
                         September 30, 1998     June 30, 1998      June 30, 1997 (000's)
                         -------------------  -------------------  -----------------------
                         Shares     Amount    Shares     Amount      Shares      Amount
------------------------------------------------------------------------------------------
CLASS I
Shares sold............. 906,343  $8,607,462  157,657  $1,499,070           11  $     107
Shares issued in
 reinvestment of
 distributions..........  53,689     511,122  216,504   2,032,922          276      2,670
Shares redeemed.........  (7,356)    (70,319) (60,566)   (577,276)         (62)      (602)
------------------------------------------------------------------------------------------
Net increase............ 952,676  $9,048,265  313,595  $2,954,716          225  $   2,175
------------------------------------------------------------------------------------------
CLASS IS
Shares sold.............      22  $      208    7,353  $   70,083            3  $      31
Shares issued in
 reinvestment of
 distributions..........     177       1,681    1,571      14,728            1         15
Shares redeemed.........  (7,900)    (73,973)  (6,711)    (62,994)          (1)       (13)
------------------------------------------------------------------------------------------
Net increase
 (decrease).............  (7,701) $  (72,084)   2,213  $   21,817            3  $      33
------------------------------------------------------------------------------------------

Limited Duration Fund

                                                        November 24, 1997
                                                     (Commencement of Class
                                                         Operations) to
                                                       September 30, 1998
                                                     ------------------------
                                                       Shares       Amount
------------------------------------------------------------------------------
CLASS I
Shares sold.........................................  7,297,523  $ 76,033,178
Shares issued in acquisition of CoreFund Short Term
 Income Fund........................................  3,109,745    32,367,615
Shares issued in reinvestment of distributions......    157,603     1,644,655
Shares redeemed..................................... (3,832,975)  (40,029,735)
------------------------------------------------------------------------------
Net increase........................................  6,731,896  $ 70,015,713
------------------------------------------------------------------------------

                                                          July 28, 1998
                                                     (Commencement of Class
                                                       Operations) through
                                                       September 30, 1998
                                                     ------------------------
                                                       Shares       Amount
------------------------------------------------------------------------------
CLASS IS
Shares sold.........................................      4,835  $     50,385
Shares issued in acquisition of CoreFund Short Term
 Income Fund........................................     52,975       551,379
Shares issued in reinvestment of distributions......        596         6,245
Shares redeemed.....................................         (4)          (38)
------------------------------------------------------------------------------
Net increase........................................     58,402  $    607,971
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (continued)

Total Return Bond Fund

                                                           April 20, 1998
                                                       (Commencement of Class
                                                           Operations) to
                                                         September 30, 1998
                                                      -------------------------
                                                        Shares       Amount
--------------------------------------------------------------------------------
CLASS I
Shares sold..........................................  1,346,358  $ 134,570,252
Shares issued in reinvestment of distributions.......     31,423      3,130,119
Shares redeemed......................................    (13,905)    (1,381,981)
--------------------------------------------------------------------------------
Net increase.........................................  1,363,876  $ 136,318,390
--------------------------------------------------------------------------------

                                                           August 3, 1998
                                                      (Commencement of Class
                                                           Operations) to
                                                         September 30, 1998
                                                      -------------------------
                                                        Shares       Amount
--------------------------------------------------------------------------------
CLASS IS
Shares sold..........................................        689  $      68,409
Shares issued in reinvestment of distributions.......          0              0
Shares redeemed......................................       (452)       (44,669)
--------------------------------------------------------------------------------
Net increase.........................................        237  $      23,740
--------------------------------------------------------------------------------

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the period ended September 30, 1998:

                                      Cost of Purchases          Proceeds from Sales
                                 --------------------------- ---------------------------
                                  Government  Non-Government  Government  Non-Government
                               --------------------------------------------------------
       Adjustable Rate Fund....  $ 16,324,897  $          0  $ 15,353,426  $          0
       Core Bond Fund..........   452,648,618   128,416,776   322,257,170    64,552,939
       Fixed Income Fund.......   200,424.161    61,903,267   161,816,158    71,121,433
       Income Plus Fund........   404,061,589   134,491,186   265,388,031   162,632,219
       Intermediate Bond Fund..             0   343,961,060             0   343,718,606
       International Bond
        Fund...................     1,979,075     9,804,339             0     1,309,067
       Limited Duration Fund...             0    43,647,376    28,476,380    26,999,078
       Total Return Bond Fund..   134,920,063    91,221,124    60,227,273    31,444,637

The Adjustable Rate Fund had an average daily balance of reverse repurchase agreements outstanding during the seven months ended September 30, 1998 of $48,633 at a weighted average interest rate of 5.55%. The maximum amount of borrowing outstanding during the seven months ended September 30, 1998 was $1,440,888 (including accrued interest). As of September 30, 1998, the Fund had no outstanding reverse repurchase agreements.

For the fiscal years ended February 28, 1998 and June 30, 1998, Adjustable Rate Fund and International Bond Fund, respectively, had the following cost of pur-chases and proceeds from sales of investment securities (excluding short-term securities):

                                    Cost of Purchases         Proceeds from Sales
                                -------------------------- --------------------------
                                Government  Non-Government Government  Non-Government
                                 ----------------------------------------------------
       Adjustable Rate Fund.... $48,809,646          --    $84,187,289          --
       International Bond
        Fund...................         --   $20,192,000           --   $11,888,000

The Income Plus Fund and Fixed Income Fund each loaned securities during the period ended September 30, 1998 to certain brokers who paid each Fund a negoti-ated lenders' fee. These fees are included in interest income. During the pe-riod ended September 30, 1998, the Funds earned $62,279 and $21,485, respec-tively, in income from securities lending. At September 30, 1998, the Funds had no securities on loan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (continued)

On September 30, 1998, the tax cost and composition of gross unrealized gains and losses on investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                   Gross       Gross
                                      Tax       Unrealized  Unrealized   Net Unrealized
                                      Cost         Gains      Losses     Gains (Losses)
                                 ------------------------------------------------------
       Adjustable Rate Fund....  $   32,726,464 $   112,923 $  (220,808)  $  (107,885)
       Core Bond Fund..........     566,629,781  24,557,062  (1,439,251)   23,117,811
       Fixed Income Fund.......     649,781,409  30,084,129  (3,516,701)   26,567,428
       Income Plus Fund........   1,269,414,951  99,173,752  (8,100,568)   91,073,184
       Intermediate Bond Fund..     699,113,382  44,976,863    (146,283)   44,830,580
       International Bond
        Fund...................      43,565,383   3,699,341  (1,155,794)    2,543,547
       Limited Duration Fund...      69,717,020   1,099,922     (49,605)    1,050,317
       Total Return Bond Fund..     135,331,060   3,775,920  (2,349,048)    1,426,872

As of September 30, 1998, the following funds had capital loss carryovers for federal income tax purposes as follows:

                                                           Expiration
                       -------------------------------------------------------------------------
                                  2000     2001     2002      2003      2004     2005     2006
                       -------------------------------------------------------------------------
       Adjustable Rate Fund.... $198,000 $281,000      --  $   43,000      --       --  $ 81,000
       Fixed Income Fund.......                    157,000 $1,229,000
       International Bond
        Fund...................      --       --  $844,000        --  $729,000 $402,000 $923,000

Fixed Income Fund's capital loss carryforward was created as a result of the July 27, 1998 acquisition of substantially all the assets and assumption of certain liabilities of CoreFund Short Intermediate Fund. In accordance with in-come tax regulations, certain Fixed Income Fund gains may not be used to offset this capital loss carryforward. In addition to capital loss carryovers, capital losses incurred after October 31 within a Fund's fiscal year end are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended September 30, 1998, Fixed Income Fund and Total Return Bond Fund have incurred and elected to defer $114,532 and $1,719,312 of capital loss, respectively.

9. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Funds.

Each Fund has adopted a Distribution Plan for Class IS shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Class IS currently pays a service fee equal to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. Prior to July 1, 1998, SEI Financial Services ("SFS"), a wholly owned subsidiary of SEI, was the International Bond Fund's distributor.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

10. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

EIMCO is the investment adviser for the Adjustable Rate Fund. In return for providing management and administrative services to the Fund, the Fund pays EIMCO a management fee that is calculated daily and paid monthly. The manage-ment fee is computed at an annual rate of 0.30% of the average daily net assets of the Fund.

First International Advisors, Inc. ("First International") (formerly Analytic TSA International), a subsidiary of First Union, is the investment adviser to the International Bond Fund. First International is paid a management fee that is calculated daily and paid monthly. The management fee is computed at an an-nual rate of 0.60% of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (continued)

the average daily net assets of the Fund. First International waived advisory fees of $45,948. Prior to July 1, 1998, the International Bond Fund had an in-vestment advisory agreement with CoreState Investment Advisers, Inc. ("CSIA"). Under this agreement CSIA was paid a fee of 0.60% based on the annual average daily net assets of the Fund. Prior to July 1, 1998, First International pro-vided sub-investment advisory services to the Fund. CSIA was responsible for the supervision, and payment of fees to First International. During the fiscal year ended June 30, 1998, CSIA waived fees of $35,984.

FUNB is the investment adviser for Core Bond Fund, Fixed Income Fund, Income Plus Fund, Intermediate Bond Fund, Limited Duration Fund, and Total Return Bond Fund. In return for providing investment management and administrative services to the Funds, each Fund pays FUNB a management fee that is calculated daily and paid monthly based on a percentage of the Fund's respective average daily net assets:

                                                      Annual
                                                   Advisory Fee
                                                   ------------
             Core Bond Fund.......................    0.40%
             Fixed Income Fund....................    0.50%
             Income Plus Fund.....................    0.50%
             Intermediate Bond Fund...............    0.60%
             Limited Duration Fund................    0.30%
             Total Return Bond Fund...............    0.40%

FUNB has voluntarily agreed to reduce the investment advisory fee on each Fund by 0.10% and to reimburse a portion of each Fund's annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). For the period ended September 30, 1998, FUNB voluntarily waived the following amounts:

                                                  Advisory Fees
                                                     Waived
                                                  -------------
             Core Bond Fund......................  $  526,182
             Fixed Income Fund...................     504,930
             Income Plus Fund....................   1,033,751
             Intermediate Bond Fund..............     639,284
             Limited Duration Fund...............     152,769
             Total Return Bond Fund..............     135,770

First International and EIMCO serve as sub-investment advisers to the Total Re-turn Bond Fund. These services are being provided at no additional cost to the Fund. FUNB is responsible for the Supervision and payment of fees to First In-ternational and EIMCO.

Evergreen Investment Services, Inc. ("EIS"), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund, other than Adjustable Rate Fund, are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its in-vestment advisory subsidiaries are also the investment advisers. The adminis-tration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of the Fund. The sub-administration fee is calculated by applying per-centage rates, which start at 0.01% and decline to 0.004% per annum as net as-sets increase, to the average daily net assets of the Fund.

Prior to July 1, 1998, SEI Fund Resources ("SFR") acted as the International Bond Fund's administrator. Under the terms of the agreement SFR was entitled to receive an annual fee of 0.25% of the average daily net assets of the Fund. For the year ended June 30, 1998, SFR waived fees of $32,564.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               COMBINED NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 1998, the Funds, other than Adjustable Rate Fund, paid or accrued to EIS and BISYS the following amounts for certain administrative services:

                                                 EIS    BISYS
                                               -------- ------
             Core Bond Fund................... $108,456 25,414
             Fixed Income Fund................  101,741 24,210
             Income Plus Fund.................  237,098 56,265
             Intermediate Bond Fund...........  148,193 34,905
             International Bond Fund..........    1,093    642
             Limited Duration Fund............   11,778  2,813
             Total Return Bond Fund...........    5,827  8,423

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC, relating to certain cash balances held at First Union for the benefit of the Funds. Prior to August 28, 1998, Boston Financial Data Services ("BFDS") was the transfer and dividend disbursing agent for the International Bond Fund.

Prior to the reorganization of International Bond Fund on July 1, 1998, Corestates Bank (now First Union) served as Custodian to the Fund. Under the Custodian Agreement, CoreStates Bank held the Fund's securities and cash items, made receipts and disbursements of money on behalf of the Fund, collected and received all income and other payments and distributions on account of the Fund's securities and performed other related services.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

11. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The uninvested cash deposited with the custodian under this expense offset ar-rangement could have been invested in income-producing assets.

12. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly in-stallments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evergreen Select Adjustable Rate Fund, a series of the Evergreen Select Fixed Income Trust, as of September 30, 1998, and the related statements of operations for the seven months then ended and the year ended February 28, 1998, the statements of changes in net assets for the seven months ended September 30, 1998, the year ended February 28, 1998 and the five months ended February 28, 1997, and the financial highlights for the six years or periods ended September 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Select Adjustable Rate Fund as of September 30, 1998, the results of its operations, changes in its net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with gen-erally accepted accounting principles.

                                            KPMG Peat Marwick LLP

Boston, Massachusetts
November 6, 1998

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                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Evergreen Select Core Bond Fund, Evergreen Select Fixed Income Fund, Evergreen Select Income Plus Fund, Evergreen Select Intermediate Tax Exempt Bond Fund,
Evergreen Select International Bond Fund, Evergreen Select Limited Duration Fund and Evergreen Select Total Return Bond Fund

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen Select Core Bond Fund, Evergreen Select Fixed Income Fund, Evergreen Select Income Plus Fund, Ever-green Select Intermediate Tax Exempt Bond Fund, Evergreen Select International Bond Fund, Evergreen Select Limited Duration Fund and Evergreen Select Total Return Bond Fund (the "Funds") at September 30, 1998, the results of opera-tions, changes in net assets and financial highlights of Evergreen Select In-ternational Bond Fund for the three months in the period then ended, and the results of operations, changes in net assets and financial highlights of Ever-green Select Total Return Bond Fund, Evergreen Select Core Bond Fund, Evergreen Select Fixed Income Fund, Evergreen Select Income Plus Fund, Evergreen Select Intermediate Tax Exempt Bond Fund and Evergreen Select Limited Duration Fund for each of the periods indicated, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (here-after referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these finan-cial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at September 30, 1998 by correspondence with the custodi-an, provide a reasonable basis for the opinion expressed above. The statement of operations of Evergreen Select International Bond Fund for the year ended June 30, 1998, the statement of changes in net assets for each of the two years in the period ended June 30, 1998, and the financial highlights for each of the four years in the period ended June 30, 1998 and for the period December 15, 1993 (commencement of operations) through June 30, 1994 were audited by other independent accountants whose report dated August 25, 1998 expressed an unqual-ified opinion on those statements.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, NY 10036

November 23, 1998

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                       ADDITIONAL INFORMATION (UNAUDITED)

YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisers and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisers are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

FEDERAL TAX STATUS OF DIVIDENDS

For the fiscal period ended 9/30/98, 99.16% of the dividends from net invest-ment income of the Select Intermediate Tax Exempt Fund are exempt from federal income tax, other than alternative minimum tax.

                            Evergreen Select Funds


Money Market                            Growth and Income/
Money Market Fund                       Balanced
Treasury Money Market Fund              Equity Income Fund
100% Treasury Money Market Fund         Balanced Fund
Municipal Money Market Fund
                                        Growth
Municipal Fixed                         Small Company Growth Fund
Income                                  Small Company Value Fund
Intermediate Tax Exempt Bond Fund       Strategic Growth Fund
                                        Common Stock Fund
Taxable Fixed                           Large Cap Blend Fund
Income                                  Strategic Value Fund
International Bond Fund                 Diversified Value Fund
Total Return Bond Fund                  Social Principles Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund


                                                         543698    RVO 11/98


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                                                             U.S. POSTAGE
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                                                             PERMIT NO. 19
                                                              HUDSON, MA

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